                                                                     EXHIBIT 4.2

================================================================================



                          TUESDAY MORNING CORPORATION


                              TMI HOLDINGS, INC.
                             TUESDAY MORNING, INC.
                             FRIDAY MORNING, INC.
                               TMIL CORPORATION

                        Subsidiary Debenture Guarantors


                                      and


                    UNITED STATES TRUST COMPANY OF NEW YORK

                               Debenture Trustee


                           ________________________

                              Exchange Indenture

                         Dated as of December 29, 1997

                            _______________________


               13 1/4% Subordinated Exchange Debentures due 2009
          13 1/4% Series B Subordinated Exchange Debentures due 2009

================================================================================

                          TUESDAY MORNING CORPORATION

              Reconciliation and tie between Trust Indenture Act
         of 1939 and Exchange Indenture, dated as of December 29, 1997
         -------------------------------------------------------------

Trust Indenture                                               Exchange Indenture
  Act Section                                                       Section
---------------                                               ------------------
(S) 310(a)(1).................................................        607
       (a)(2).................................................        607
       (b)....................................................        608
(S) 312(c)....................................................        701
(S) 314(a)....................................................        703
       (a)(4).................................................        1004
       (c)(1).................................................        102
       (c)(2).................................................        102
       (e)....................................................        102
(S) 315(b)....................................................        601
(S) 316(a)(last sentence).....................................        101 ("Outstanding")
       (a)(1)(A)..............................................        502, 512
       (a)(1)(B)..............................................        513
       (b)....................................................        508
       (c)....................................................        104(d)
(S) 317(a)(1).................................................        503
       (a)(2).................................................        504
       (b)....................................................        1003
(S) 318(a)....................................................        111

__________________________
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Exchange Indenture.

                               TABLE OF CONTENTS

                                                                                                              Page

PARTIES....................................................................................................     1
RECITALS OF THE COMPANY....................................................................................     1

                                  ARTICLE ONE

                       DEFINITIONS AND OTHER PROVISIONS
                            OF GENERAL APPLICATION

SECTION 101.   Definitions.................................................................................     2
               Acquired Indebtedness.......................................................................     2
               Act.........................................................................................     2
               Affiliate...................................................................................     2
               Agent Bank..................................................................................     3
               Agent Members...............................................................................     3
               Asset Sale..................................................................................     3
               Authenticating Agent........................................................................     3
               Average Life................................................................................     3
               Bankruptcy Law..............................................................................     3
               Board of Directors..........................................................................     4
               Board Resolution............................................................................     4
               Business Day................................................................................     4
               Capital Stock...............................................................................     4
               Capitalized Lease Obligation................................................................     4
               Cash Equivalents............................................................................     4
               Certificate of Designation..................................................................     5
               Change in Control...........................................................................     5
               Commission..................................................................................     6
               Common Stock................................................................................     6
               Company.....................................................................................     6
               Company Request" or "Company Order..........................................................     6
               Consolidated Adjusted Net Income............................................................     6
               Consolidated Fixed Charge Coverage Ratio....................................................     7
               Consolidated Income Tax Expense.............................................................     7
               Consolidated Interest Expense...............................................................     7
               Consolidated Non-Cash Charges...............................................................     8
               Corporate Trust Office......................................................................     8
               Corporation.................................................................................     8
               Currency Agreements.........................................................................     8
               Custodian...................................................................................     8
               Debenture Guarantee.........................................................................     8
               Debenture Guarantor Senior Indebtedness.....................................................     8
               Debenture Guarantor Senior Subordinated Indebtedness........................................     9
               Debenture Trustee...........................................................................     9

               Default......................................................................................   10
               Defaulted Interest...........................................................................   10
               Depositary...................................................................................   10
               Designated Senior Indebtedness...............................................................   10
               Disinterested Director.......................................................................   10
               Dollar" or "$................................................................................   10
               Event of Default.............................................................................   10
               Exchange Act.................................................................................   10
               Exchange Debenture Register" and "Exchange Debenture Registrar...............................   11
               Exchange Offer...............................................................................   11
               Exchange Offer Registration Statement........................................................   11
               Fair Market Value............................................................................   11
               Generally Accepted Accounting Principles.....................................................   11
               Global Exchange Debentures...................................................................   11
               guarantee....................................................................................   11
               Headquarters Facility........................................................................   11
               Holder.......................................................................................   11
               Indebtedness.................................................................................   12
               Initial Exchange Debentures..................................................................   12
               Institutional Accredited Investor............................................................   12
               Interest Payment Date........................................................................   12
               Interest Rate Agreements.....................................................................   13
               Investment...................................................................................   13
               Issuance Date................................................................................   13
               Junior Subordinated Indebtedness.............................................................   13
               Lien ........................................................................................   13
               Management Stock.............................................................................   13
               Maturity.....................................................................................   13
               Moody's......................................................................................   14
               Net Cash Proceeds............................................................................   14
               New Exchange Debentures......................................................................   14
               Non-Payment Default..........................................................................   14
               Non-U.S. Person..............................................................................   14
               Note Guarantee...............................................................................   14
               Notes........................................................................................   14
               Notes Indenture..............................................................................   15
               Officers' Certificate........................................................................   15
               Offshore Exchange Debenture Exchange Date....................................................   15
               Offshore Global Exchange Debenture...........................................................   15
               Offshore Physical Exchange Debenture.........................................................   15
               Opinion of Counsel...........................................................................   15
               Outstanding..................................................................................   15
               Pari Passu Indebtedness......................................................................   16
               Paying Agent.................................................................................   16

               Payment Blockage Period......................................................................   16
               Payment Default..............................................................................   16
               Permitted Holders............................................................................   16
               Permitted Indebtedness.......................................................................   17
               Permitted Investments........................................................................   19
               Permitted Junior Securities..................................................................   20
               Person.......................................................................................   20
               Physical Debentures..........................................................................   20
               Place of Payment.............................................................................   20
               Predecessor Exchange Debenture...............................................................   20
               Preferred Stock..............................................................................   21
               Private Placement Legend.....................................................................   21
               Public Equity Offering.......................................................................   21
               Purchase Money Obligations...................................................................   21
               Qualified Capital Stock......................................................................   21
               QIB..........................................................................................   21
               Redeemable Capital Stock.....................................................................   21
               Redemption Date..............................................................................   21
               Redemption Price.............................................................................   21
               Registration Rights Agreement................................................................   21
               Registration Statement.......................................................................   22
               Regular Record Date..........................................................................   22
               Regulation S.................................................................................   22
               Representative...............................................................................   22
               Responsible Officer..........................................................................   22
               Restricted Subsidiary........................................................................   22
               Rule 144A....................................................................................   22
               Sale and Leaseback Transaction...............................................................   22
               S&P..........................................................................................   22
               Securities Act...............................................................................   22
               Senior Credit Agreement......................................................................   22
               Senior Exchangeable Preferred Stock..........................................................   23
               Senior Indebtedness..........................................................................   23
               Senior Subordinated Indebtedness.............................................................   23
               Shelf Registration Statement.................................................................   24
               Significant Subsidiary.......................................................................   24
               Special Record Date..........................................................................   24
               Stated Maturity..............................................................................   24
               Subordinated Indebtedness....................................................................   25
               Subsidiary...................................................................................   25
               Subsidiary Debenture Guarantor...............................................................   25
               Trust Indenture Act" or "TIA.................................................................   25
               United States................................................................................   25
               Unrestricted Subsidiary......................................................................   25
               U.S. Global Debenture........................................................................   26

               U.S. Government Obligations..................................................................   26
               U.S. Physical Debenture......................................................................   26
               Vice President...............................................................................   26
               Voting Stock.................................................................................   26
SECTION 102.   Compliance Certificates and Opinions.........................................................   26
SECTION 103.   Form of Documents Delivered to Debenture Trustee.............................................   27
SECTION 104.   Acts of Holders..............................................................................   28
SECTION 105.   Notices, Etc., to Debenture Trustee, Company, Any Subsidiary
               Debenture Guarantor and Agent Bank...........................................................   29
SECTION 106.   Notice to Holders; Waiver....................................................................   30
SECTION 107.   Effect of Headings and Table of Contents.....................................................   30
SECTION 108.   Successors and Assigns.......................................................................   31
SECTION 109.   Separability Clause..........................................................................   31
SECTION 110.   Benefits of Exchange Indenture...............................................................   31
SECTION 111.   Governing Law................................................................................   31
SECTION 112.   Legal Holidays...............................................................................   31
SECTION 113.   Trust Indenture Act Controls.................................................................   32
SECTION 114.   No Recourse Against Others...................................................................   32
SECTION 115.   Counterparts.................................................................................   32

                                  ARTICLE TWO

                           EXCHANGE DEBENTURE FORMS

SECTION 201.   Forms Generally..............................................................................   32
SECTION 202.   Form of Debenture Trustee's Certificate of Authentication....................................   34
SECTION 203.   Restrictive Legends..........................................................................   34
SECTION 204.   Form of Certificate to Be Delivered After the Offshore Exchange
               Debenture Exchange Date......................................................................   37

                                 ARTICLE THREE

                            THE EXCHANGE DEBENTURES

SECTION 301.   Amount.......................................................................................   38
SECTION 302.   Denominations................................................................................   39
SECTION 303.   Execution, Authentication, Delivery and Dating...............................................   39
SECTION 304.   Temporary Exchange Debentures................................................................   41
SECTION 305.   Registration, Registration of Transfer and Exchange..........................................   41
SECTION 306.   Mutilated, Destroyed, Lost and Stolen Exchange Debentures....................................   43
SECTION 307.   Payment of Interest; Interest Rights Preserved...............................................   44
SECTION 308.   Persons Deemed Owners........................................................................   45
SECTION 309.   Cancellation.................................................................................   45
SECTION 310.   Computation of Interest......................................................................   46
SECTION 311.   Book-Entry Provisions for Global Exchange Debentures.........................................   46

SECTION 312.   Transfer Provisions..........................................................................   47
SECTION 313.   Form of Accredited Investor Certificate......................................................   57
SECTION 314.   Form of Regulation S Certificate.............................................................   59
SECTION 315.   Form of Rule 144A Certificate................................................................   61
SECTION 316.   CUSIP Numbers................................................................................   62

                                 ARTICLE FOUR

                          SATISFACTION AND DISCHARGE

SECTION 401.  Satisfaction and Discharge of Exchange Indenture..............................................   62
SECTION 402.  Application of Trust Money....................................................................   64

                                 ARTICLE FIVE

                                   REMEDIES

SECTION 501.  Events of Default.............................................................................   65
SECTION 502.  Acceleration of Maturity; Rescission and Annulment............................................   66
SECTION 503.  Collection of Indebtedness and Suits for Enforcement by Debenture Trustee.....................   68
SECTION 504.  Debenture Trustee May File Proofs of Claim....................................................   69
SECTION 505.  Debenture Trustee May Enforce Claims Without Possession of Exchange Debentures................   69
SECTION 506.  Application of Money Collected................................................................   70
SECTION 507.  Limitation on Suits...........................................................................   70
SECTION 508.  Unconditional Right of Holders to Receive Principal, Premium and Interest.....................   71
SECTION 509.  Restoration of Rights and Remedies............................................................   71
SECTION 510.  Rights and Remedies Cumulative................................................................   72
SECTION 511.  Delay or Omission Not Waiver..................................................................   72
SECTION 512.  Control by Holders............................................................................   72
SECTION 513.  Waiver of Past Defaults.......................................................................   73
SECTION 514.  Waiver of Stay or Extension Laws..............................................................   73


                                  ARTICLE SIX

                             THE DEBENTURE TRUSTEE

SECTION 601.  Certain Duties and Responsibilities...........................................................   74
SECTION 602.  Notice of Defaults............................................................................   75
SECTION 603.  Certain Rights of Debenture Trustee...........................................................   75
SECTION 604.  Debenture Trustee Not Responsible for Recitals or Issuance of Exchange Debentures.............   77
SECTION 605.  May Hold Exchange Debentures..................................................................   77

SECTION 606.  Money Held in Trust...........................................................................   77
SECTION 607.  Compensation and Reimbursement................................................................   78
SECTION 608.  Corporate Debenture Trustee Required; Eligibility.............................................   79
SECTION 609.  Resignation and Removal; Appointment of Successor.............................................   79
SECTION 610.  Acceptance of Appointment by Successor........................................................   81
SECTION 611.  Merger, Conversion, Consolidation or Succession to Business...................................   81
SECTION 612.  Appointment of Authenticating Agent...........................................................   82

                                 ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY DEBENTURE TRUSTEE
                                  AND COMPANY

SECTION 701.  Company to Furnish Trustee Names and Addresses................................................   84
SECTION 702.  Disclosure of Names and Addresses of Holders..................................................   84
SECTION 703.  Reports by Debenture Trustee..................................................................   84

                                 ARTICLE EIGHT

             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.  Company May Consolidate, Etc., Only on Certain Terms..........................................   85
SECTION 802.  Subsidiary Debenture Guarantors May Consolidate, Etc., Only on Certain Terms..................   86
SECTION 803.  Successor Substituted.........................................................................   87

                                 ARTICLE NINE

                       SUPPLEMENTAL EXCHANGE INDENTURES

SECTION 901.  Supplemental Exchange Indentures Without Consent of Holders...................................   88
SECTION 902.  Supplemental Exchange Indentures with Consent of Holders......................................   89
SECTION 903.  Execution of Supplemental Exchange Indentures.................................................   90
SECTION 904.  Effect of Supplemental Exchange Indentures....................................................   90
SECTION 905.  Conformity with Trust Indenture Act...........................................................   90
SECTION 906.  Reference in Exchange Debentures to Supplemental Exchange Indentures..........................   91
SECTION 907.  Notice of Supplemental Exchange Indentures....................................................   91
SECTION 908.  Effect on Senior Indebtedness and Senior Subordinated Indebtedness............................   91

                                  ARTICLE TEN

                                   COVENANTS

SECTION 1001.  Payment of Principal, Premium, if Any, and Interest..........................................   91
SECTION 1002.  Maintenance of Office or Agency..............................................................   92
SECTION 1003.  Money for Exchange Debentures Payments to Be Held in Trust...................................   92
SECTION 1004.  Corporate Existence..........................................................................   94
SECTION 1005.  Payment of Taxes and Other Claims............................................................   94
SECTION 1006.  Maintenance of Properties....................................................................   94
SECTION 1007.  Statement by Officers as to Default..........................................................   95
SECTION 1008.  Limitation on Indebtedness...................................................................   95
SECTION 1009.  Limitation on Restricted Payments............................................................   96
SECTION 1010.  Limitation on Issuances and Sales of Capital Stock of Restricted Subsidiaries.. .............  100
SECTION 1011.  Limitation on Transactions with Affiliates...................................................  100
SECTION 1012.  Limitation on Liens..........................................................................  101
SECTION 1013.  Purchase of Exchange Debentures upon Change in Control.......................................  102
SECTION 1014.  Limitation on Sale of Assets.................................................................  103
SECTION 1015.  Limitations on Guarantees of Indebtedness by Restricted Subsidiaries.........................  105
SECTION 1016.  Limitation on Dividend and Other Payment Restrictions Affecting Restricted
               Subsidiaries.................................................................................  106
SECTION 1017.  Limitation on Sale and Leaseback Transactions................................................  107
SECTION 1018.  Limitation on Other Subordinated Indebtedness................................................  107
SECTION 1019.  Limitation on Unrestricted Subsidiaries......................................................  108
SECTION 1020.  Reports......................................................................................  108
SECTION 1021.  Waiver of Certain Covenants..................................................................  108

                                ARTICLE ELEVEN

                       REDEMPTION OF EXCHANGE DEBENTURES

SECTION 1101.  Redemption...................................................................................  109
SECTION 1102.  Applicability of Article.....................................................................  109
SECTION 1103.  Election to Redeem; Notice to Debenture Trustee..............................................  109
SECTION 1104.  Selection by Debenture Trustee of Exchange Debentures to Be Redeemed.........................  109
SECTION 1105.  Notice of Redemption.........................................................................  110
SECTION 1106.  Deposit of Redemption Price..................................................................  111
SECTION 1107.  Exchange Debentures Payable on Redemption Date...............................................  111
SECTION 1108.  Exchange Debentures Redeemed in Part.........................................................  112

                                ARTICLE TWELVE

                     SUBORDINATION OF EXCHANGE DEBENTURES

SECTION 1201.  Exchange Debentures Subordinate to Senior Indebtedness.......................................  112
SECTION 1202.  Payment Over of Proceeds upon Dissolution, Etc...............................................  113

SECTION 1203.  Suspension of Payment When Designated Senior Indebtedness in Default.........................  114
SECTION 1204.  Payment Permitted if No Default..............................................................  115
SECTION 1205.  Subrogation to Rights of Holders of Senior Indebtedness and
               Senior Subordinated Indebtedness.............................................................  115
SECTION 1206.  Provisions Solely to Define Relative Rights..................................................  116
SECTION 1207.  Debenture Trustee to Effectuate Subordination................................................  116
SECTION 1208.  No Waiver of Subordination Provisions........................................................  117
SECTION 1209.  Distribution or Notice to Representative.....................................................  117
SECTION 1210.  Notice to Debenture Trustee..................................................................  118
SECTION 1211.  Reliance on Judicial Order or Certificate of Liquidating Agent...............................  118
SECTION 1212.  Rights of Debenture Trustee as a Holder of Senior Indebtedness
               and Senior Subordinated Indebtedness; Preservation of Debenture Trustee's Rights.............  119
SECTION 1213.  Article Applicable to Paying Agents..........................................................  119
SECTION 1214.  No Suspension of Remedies....................................................................  119
SECTION 1215.  Trust Moneys Not Subordinated................................................................  119
SECTION 1216.  Debenture Trustee Not Fiduciary for Holders of Senior
               Indebtedness or Senior Subordinated Indebtedness.............................................  120

                               ARTICLE THIRTEEN

                                  GUARANTEES

SECTION 1301.  Debenture Guarantees.........................................................................  120
SECTION 1302.  Severability.................................................................................  122
SECTION 1303.  Restricted Subsidiaries......................................................................  122
SECTION 1304.  Subordination of Debenture Guarantees........................................................  123
SECTION 1305.  Limitation of Subsidiary Debenture Guarantors' Liability.....................................  123
SECTION 1306.  Contribution.................................................................................  124
SECTION 1307.  Subrogation..................................................................................  124
SECTION 1308.  Reinstatement................................................................................  124
SECTION 1309.  Release of a Subsidiary Debenture Guarantor..................................................  125
SECTION 1309.  Benefits Acknowledged........................................................................  125

                               ARTICLE FOURTEEN

                      DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1401.  Company's Option to Effect Defeasance or Covenant Defeasance.................................  125
SECTION 1402.  Defeasance and Discharge.....................................................................  125
SECTION 1403.  Covenant Defeasance..........................................................................  126
SECTION 1404.  Conditions to Defeasance or Covenant Defeasance..............................................  127
SECTION 1405.  Deposited Money and Government Obligations to Be Held in
               Trust; Other Miscellaneous Provisions........................................................  128

SECTION 1406.  Reinstatement................................................................................  129

TESTIMONIUM
SIGNATURES AND SEALS

EXHIBIT A         -    Form of Exchange Debenture

          Exchange Indenture, dated as of December 29, 1997, among TUESDAY MORNING CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 14621 Inwood Road, Dallas, Texas 75244, and TMI HOLDINGS, INC., a Delaware corporation, TUESDAY MORNING, INC., a Texas corporation, FRIDAY MORNING, INC., a Texas corporation and TMIL CORPORATION, a Delaware corporation (collectively, the "Subsidiary Debenture Guarantors"), and UNITED STATES TRUST COMPANY OF NEW YORK, a New York banking corporation, as Debenture Trustee (herein called the "Debenture Trustee").


                            RECITALS OF THE COMPANY

          The Company has duly authorized the creation of and issuance of its 13 1/4% Subordinated Exchange Debentures due 2009 (the "Initial Exchange Debentures"), and its 13 1/4% Series B Subordinated Exchange Debentures due 2009 (the "New Exchange Debentures" and, together with the Initial Exchange Debentures, the "Exchange Debentures"), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Exchange Indenture.

          Each Subsidiary Debenture Guarantor has duly authorized the guarantee the aggregate principal amount of the Initial Exchange Debentures, and upon the issuance of the New Exchange Debentures, if any, the aggregate principal amount of the New Exchange Debentures and to provide therefor each Subsidiary Debenture Guarantor has duly authorized the execution and delivery of this Exchange Indenture.

          Upon the issuance of the New Exchange Debentures, if any, or the effectiveness of the Shelf Registration Statement (as defined herein), this Exchange Indenture will be subject to, and shall be governed by the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of or deemed to be part of and to govern the indentures qualified thereunder.

          All things necessary have been done to make the Exchange Debentures, when duly executed and duly issued by the Company and authenticated and delivered hereunder by the Debenture Trustee or the Authenticating Agent, the valid obligations of the Company and to make this Exchange Indenture a valid agreement of the Company, in accordance with their and its terms.

          NOW, THEREFORE, THIS EXCHANGE INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Senior Exchangeable Preferred Stock by the holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Exchange Debentures, as follows:

                                  ARTICLE ONE

                       DEFINITIONS AND OTHER PROVISIONS
                            OF GENERAL APPLICATION

          SECTION 101.  Definitions.
                        -----------

          For all purposes of this Exchange Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-liquidating paper", as used in TIA Section 311, shall have the meanings assigned to them in the rules of the Commission adopted under the Trust Indenture Act;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with Generally Accepted Accounting Principles; and

          (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Exchange Indenture as a whole and not to any particular Article, Section or other subdivision.

     "Acquired Indebtedness" means Indebtedness of a Person (a) existing at the time such Person becomes a Subsidiary or (b) assumed in connection with the acquisition of assets from such Person; provided that, for purposes of Section 1008, such Indebtedness shall be deemed to be incurred on the date of the related acquisition of assets from any Person or the date the acquired Person becomes a Restricted Subsidiary.

     "Act," when used with respect to any Holder, has the meaning specified in
Section 104.

     "Affiliate" means, with respect to any specified Person, (a) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person or (b) any other Person that owns, directly or indirectly, 10% or more of such specified Person's Capital Stock or (c) any executive officer or director of any such specified Person or other Person or (d) with respect to any natural Person, any Person having a relationship with such Person by blood, marriage or adoption not more remote than first cousin. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agent Bank" means Fleet National Bank in its capacity as administrative agent under the Senior Credit Agreement and any future or successor or replacement administrative agent under the Senior Credit Agreement.

     "Agent Members" has the meaning specified in Section 311.

     "Asset Sale" means any sale, issuance, conveyance, transfer, lease or other disposition (including, without limitation, by way of merger, consolidation or sale and leaseback transaction) (collectively, a "transfer"), directly or indirectly, in one or a series of related transactions, of (a) any Capital Stock of any Restricted Subsidiary; (b) all or substantially all of the properties and assets of the Company or its Restricted Subsidiaries; or (c) any other properties or assets of any division or line of business of the Company or any Restricted Subsidiary, other than in the ordinary course of business. For the purposes of this definition, the term "Asset Sale" shall not include any transfer of properties or assets (i) that is governed by the provisions of Article Eight, (ii) between or among the Company and Restricted Subsidiaries in accordance with the terms of this Exchange Indenture, (iii) that consist of accounts receivable transferred to third parties that are not Affiliates of the Company or any Subsidiary of the Company in the ordinary course of business, including by way of the securitization of such receivables, (iv) of the Company or any Restricted Subsidiary in exchange for properties or assets of substantially equal value of another Person to be used in the same line of business being conducted by the Company or any Restricted Subsidiary at the time of such transfer having a Fair Market Value of less than $1.0 million in any given fiscal year, (v) to an Unrestricted Subsidiary, if permitted under Section 1009, (vi) consisting of the Headquarters Facility to third parties that are not Affiliates of the Company or any Subsidiary of the Company or (vii) having a Fair Market Value of less than $1.0 million in any given fiscal year.

     "Authenticating Agent" means any Person authorized by the Debenture Trustee to act on behalf of the Debenture Trustee to authenticate the Exchange Debentures.

     "Average Life" means, as of the date of determination with respect to any Indebtedness, the quotient obtained by dividing (a) the sum of the products of
(i) the number of years from the date of determination to the date or dates of each successive scheduled principal payment (including, without limitation, any sinking fund requirements) of such Indebtedness multiplied by (ii) the amount of each such principal payment by (b) the sum of all such principal payments.

     "Bankruptcy Law" means Title 11, United States Bankruptcy Code of 1978, as amended, or any similar United States federal or state law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

     "Board of Directors" means, with respect to any Person, the board of directors of such Person or any duly authorized committee of such board.

     "Board Resolution" means, with respect to any Person, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification, and delivered to the Debenture Trustee.

     "Business Day," when used with respect to any Place of Payment or any other particular location referred to in this Exchange Indenture or in the Exchange Debentures, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or other location are authorized or obligated by law, regulation or executive order to close.

     "Capital Stock" means, with respect to any Person, any and all shares, interests, partnership interests, participation, rights in or other equivalents (however designated) of such Person's capital stock, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock, whether now outstanding or issued after the date of the Indenture.

     "Capitalized Lease Obligation" means, with respect to any Person, any obligation of such Person under a lease of (or other agreement conveying the right to use) any property (whether real, personal or mixed) that is required to be classified and accounted for as a capital lease obligation under GAAP, and, for the purpose of this Exchange Indenture, the amount of such obligation at any date shall be the capitalized amount thereof at such date, determined in accordance with GAAP.

     "Cash Equivalents" means: (a) any evidence of Indebtedness with a maturity of one year or less issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof); (b) certificates of deposit or acceptances with a maturity of one year or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500 million; (c) commercial paper with a maturity of one year or less issued by a corporation that is not an Affiliate of the Company and is organized under the laws of any state of the United States or the District of Columbia and rated at least A-1 by S&P or any successor rating agency or at least P-1 by Moody's or any successor rating agency; (d) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (a) and (b) above; and (e) demand and time deposits with a domestic commercial bank that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500 million.

     "Certificate of Designation" means the certificate of designations, preferences and rights of the Senior Exchangeable Preferred Stock filed with the Secretary of State of the State of Delaware on December 29, 1997.

     "Change in Control" means the occurrence of any of the following events:
(a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than Permitted Holders, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 35% of the total outstanding Voting Stock of the Company and either (x) the Permitted Holders beneficially own, directly or indirectly, in the aggregate Voting Stock of the Company that represents a lesser percentage of the aggregate ordinary voting power of all classes of the Voting Stock of the Company, voting together as a single class, than such other person or group and are not entitled (by voting power, contract or otherwise) to elect directors of the Company having a majority of the total voting power of the Board of Directors, or (y) such other person or group is entitled to elect directors of the Company having a majority of the total voting power of the Board of Directors; (b) the Company consolidates with, or merges with or into, another Person or conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company is converted into or exchanged for cash, securities or other property, other than any such transaction (i) where the outstanding Voting Stock of the Company is not converted or exchanged at all (except to the extent necessary to reflect a change in the jurisdiction of incorporation of the Company) or is converted into or exchanged for (A) Voting Stock (other than Redeemable Capital Stock) of the surviving or transferee corporation or (B) Voting Stock (other than Redeemable Capital Stock) of the surviving or transferee corporation and cash, securities and other property (other than Capital Stock of the surviving or transferee corporation) in an amount that could be paid by the Company as a Restricted Payment as described under Section 1009 and (ii) immediately after such transaction, no "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than Permitted Holders, is the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 35% of the total outstanding Voting Stock of the surviving or transferee corporation and either (x) the Permitted Holders beneficially own, directly or indirectly, in the aggregate Voting Stock of the surviving or transferee corporation that represents a lesser percentage of the aggregate ordinary voting power of all classes of the Voting Stock of the surviving or transferee corporation, voting together as a single class, than such other person or group and are not entitled (by voting power, contract or otherwise) to elect directors of the Surviving Entity having a majority of the total voting power of the Board of Directors, or (y) such other person or group is entitled to elect directors of the surviving or transferee having a majority of the total voting power of the elected

Board of Directors; or (c) during any consecutive two year period, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election to such Board of Directors, or whose nomination for election by the stockholders of the Company, was approved by a vote of 66% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office; or (d) the Company is liquidated or dissolved or adopts a plan of liquidation or dissolution other than in a transaction which complies with Article Eight .

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Exchange Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Stock" of any Person means any and all shares, interests or other participations in, and other equivalents (however designated, whether voting or non-voting) of such Person's common stock, whether outstanding on the Issuance Date or issued after the Issuance Date, and includes, without limitation, all series and classes of such common stock.

     "Company" means the Person named as the "Company" in the first paragraph of this Exchange Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Exchange Indenture, and thereafter "Company" shall mean such successor Person.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Chief Executive Officer, its President, its Chief Operating Officer, its Chief Financial Officer, any Vice President, its Treasurer or an Assistant Treasurer, and delivered to the Debenture Trustee.

     "Consolidated Adjusted Net Income" means, for any period, the consolidated net income (or loss) of the Company and all Restricted Subsidiaries for such period as determined in accordance with GAAP, adjusted by excluding, without duplication, (a) any net after-tax extraordinary gains or losses (less all fees and expenses relating thereto), (b) any net after-tax gains or losses (less all fees and expenses relating thereto) attributable to asset dispositions other than in the ordinary course of business, (c) the portion of net income (or loss) of any Person (other than the Company or a Restricted Subsidiary), including Unrestricted Subsidiaries, in which the Company or any Restricted Subsidiary has an ownership interest, except to the extent of the amount of dividends or other distributions actually paid to the Company or any Restricted Subsidiary in cash dividends or distributions during such period, (d) the net income (or loss) of any Person combined with the Company or any Restricted Subsidiary on a "pooling of interests" basis attributable to any period prior to the date of combination,
(e) the net income of any

Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary is not at the date of determination permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Restricted Subsidiary or its stockholders, and (f) for purposes of calculating Consolidated Adjusted Net Income under Section 1009, any net income (or loss) from any Restricted Subsidiary while it was an Unrestricted Subsidiary at any time during such period other than any amounts actually received from such Restricted Subsidiary during such period.

     "Consolidated Fixed Charge Coverage Ratio" of the Company means, for any period, the ratio of (a) the sum of Consolidated Adjusted Net Income and, to the extent deducted in computing Consolidated Adjusted Net Income, Consolidated Interest Expense, Consolidated Income Tax Expense and Consolidated Non-Cash Charges, in each case, for such period to (b) the Consolidated Interest Expense for such period.

     "Consolidated Income Tax Expense" means, for any period, the provision for federal, state, local and foreign income taxes of the Company and all Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

     "Consolidated Interest Expense" means, for any period, without duplication,
(1) the sum of (a) the interest expense of the Company and its Restricted Subsidiaries for such period, including, without limitation, (i) amortization of debt discount, (ii) the net cost of Interest Rate Agreements (including amortization of discounts), (iii) the interest portion of any deferred payment obligation and (iv) amortization of debt issuance costs, plus (b) the interest component of Capitalized Lease Obligations of the Company and its Restricted Subsidiaries during such period, plus (c) cash dividends due (whether or not declared) on Preferred Stock by the Company and any Restricted Subsidiary, plus
(d) cash dividends due (whether or not declared) on Redeemable Capital Stock by the Company and any Restricted Subsidiary, in each case as determined on a consolidated basis in accordance with GAAP, less (2) interest on the Exchange Debentures outstanding on the Exchange Date paid in kind with Exchange Debentures and on Exchange Debentures so issued as payment in kind interest, all in accordance with the Exchange Indenture as in effect on the Issuance Date; provided that (x) the Consolidated Interest Expense attributable to interest on any Indebtedness computed on a pro forma basis and (A) bearing a floating interest rate shall be computed as if the rate in effect on the date of computation had been the applicable rate for the entire period and (B) which was not outstanding during the period for which the computation is being made but which bears, at the option of the Company, a fixed or floating rate of interest, shall be computed by applying at the option of the Company, either the fixed or floating rate, and (y) in making such computation, the Consolidated Interest Expense attributable to interest on any Indebtedness under a revolving credit facility computed on a pro forma basis shall be computed based upon the average daily balance of such Indebtedness during the applicable period; provided further that, notwithstanding the foregoing, the interest rate with respect to any

Indebtedness covered by any Interest Rate Agreement shall be deemed to be the effective interest rate with respect to such Indebtedness after taking into account such Interest Rate Agreement.

     "Consolidated Non-Cash Charges" means, for any period, the aggregate depreciation, amortization, depletion and other non-cash expenses of the Company and any Restricted Subsidiary reducing Consolidated Adjusted Net Income for such period, determined on a consolidated basis in accordance with GAAP (excluding any such non-cash charge that requires an accrual of or reserve for cash charges for any future period).

     "Corporate Trust Office" means the principal corporate trust office of the Debenture Trustee, at which at any particular time its corporate trust business shall be administered, which office on the date of execution of this Exchange Indenture is located at 114 West 47th Street, New York, New York 10036.

     "corporation" includes corporations, associations, companies and business trusts.

     "Currency Agreements" means any spot or forward foreign exchange agreements and currency swap, currency option or other similar financial agreements or arrangements entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business and designed to protect against or manage exposure to fluctuations in foreign currency exchange rates.

     "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

     "Debenture Guarantee" means any guarantee of the obligations of the Company under this Exchange Indenture and the Exchange Debentures by any Restricted Subsidiary in accordance with the provisions of this Exchange Indenture.

     "Debenture Guarantor Senior Indebtedness" of a Subsidiary Debenture Guarantor means Indebtedness of such Subsidiary Debenture Guarantor consisting of (i) a guarantee of any Senior Indebtedness under the Senior Credit Agreement or any other Senior Indebtedness and (ii) the principal of, premium, if any, and interest on all other Indebtedness of such Subsidiary Debenture Guarantor (other than the Debenture Guarantee issued by such Subsidiary Debenture Guarantor), whether outstanding on the Issuance Date or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to such Debenture Guarantee. Notwithstanding the foregoing, "Debenture Guarantor Senior Indebtedness" of a Subsidiary Debenture Guarantor shall not include (i) Indebtedness evidenced by the Debenture Guarantee of such Subsidiary Debenture Guarantor, (ii) Indebtedness of such Subsidiary Debenture Guarantor that is expressly subordinated in right of payment to any Debenture Guarantor Senior Indebtedness of such Subsidiary Debenture Guarantor, (iii) Indebtedness of such Subsidiary Debenture Guarantor that by operation of law is subordinate to any general unsecured obligations of such Subsidiary Debenture Guarantor, (iv) Indebtedness of such Subsidiary Debenture Guarantor to the extent incurred in violation of any covenant of this Exchange Indenture, (v) any liability for federal, state or local taxes or other taxes, owed or owing by such Subsidiary Debenture Guarantor, (vi) trade account payables owed or owing by such Subsidiary Debenture Guarantor, (vii) amounts owed by such Subsidiary Debenture Guarantor for compensation to employees or for services rendered to such Subsidiary Debenture Guarantor, (viii) Indebtedness of such Subsidiary Debenture Guarantor to any Affiliate of the Company, (ix) Redeemable Capital Stock of such Subsidiary Debenture Guarantor and (x) Indebtedness which when incurred and without respect to any election under Section 1111(b) of Title 11 of the United States Code is without recourse to such Subsidiary Debenture Guarantor.

     "Debenture Guarantor Senior Subordinated Indebtedness" of a Subsidiary Debenture Guarantor means Indebtedness of such Subsidiary Debenture Guarantor consisting of (i) a guarantee of any Senior Subordinated Indebtedness under the Notes Indenture or any other Senior Subordinated Indebtedness and (ii) the principal of, premium, if any, and interest on all other Indebtedness of such Subsidiary Debenture Guarantor (other than the Debenture Guarantee issued by such Subsidiary Debenture Guarantor), whether outstanding on the Issuance Date or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to such Debenture Guarantee. Notwithstanding the foregoing, "Debenture Guarantor Senior Subordinated Indebtedness" of a Subsidiary Debenture Guarantor shall not include
(i) Indebtedness evidenced by the Debenture Guarantee of such Subsidiary Debenture Guarantor, (ii) Indebtedness of such Subsidiary Debenture Guarantor that is expressly subordinated in right of payment to any Debenture Guarantor Senior Subordinated Indebtedness of such Subsidiary Debenture Guarantor, (iii) Indebtedness of such Subsidiary Debenture Guarantor that by operation of law is subordinate to any general unsecured obligations of such Subsidiary Debenture Guarantor, (iv) Indebtedness of such Subsidiary Debenture Guarantor to the extent incurred in violation of any covenant of this Exchange Indenture, (v) any liability for federal, state or local taxes or other taxes, owed or owing by such Subsidiary Debenture Guarantor, (vi) trade account payables owed or owing by such Subsidiary Debenture Guarantor, (vii) amounts owed by such Subsidiary Debenture Guarantor for compensation to employees or for services rendered to such Subsidiary Debenture Guarantor, (viii) Indebtedness of such Subsidiary Debenture Guarantor to any Affiliate of the Company, (ix) Redeemable Capital Stock of such Subsidiary Debenture Guarantor and (x) Indebtedness which when incurred and without respect to any election under Section 1111(b) of Title 11 of the United States Code is without recourse to such Subsidiary Debenture Guarantor.

     "Debenture Trustee" means the Person named as the "Debenture Trustee" in the first paragraph of this Exchange Indenture until a successor Debenture Trustee shall have become such pursuant to the applicable provisions of this Exchange Indenture, and thereafter "Debenture Trustee" shall mean or include each Person who is then an Debenture Trustee hereunder.

     "Debentures" has the meaning stated in the first recital of the Exchange Indenture and more particularly means any Debentures authenticated and delivered under this Exchange Indenture.

     "Debenture Trustee" means the Person named as "Debenture Trustee" in the first paragraph of this Exchange Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Exchange Indenture, and thereafter "Debenture Trustee" shall mean or include each Person who is then a Debenture Trustee hereunder.

     "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

     "Defaulted Interest" has the meaning specified in Section 307.

     "Depositary" means The Depository Trust Company, its nominees and successors.

     "Designated Senior Indebtedness" means (i) all Senior Indebtedness under the Senior Credit Agreement and (ii) any other Senior Indebtedness which, at the time of determination, has an aggregate principal amount outstanding of at least $25,000,000 and that has been specifically designated in the instrument evidencing such Senior Indebtedness as "Designated Senior Indebtedness" by the Company.

     "Disinterested Director" means, with respect to any transaction or series of transactions in respect of which the Board of Directors is required to deliver a resolution of the Board of Directors under this Exchange Indenture, a member of the Board of Directors who does not have any material direct or indirect financial interest in or with respect to such transaction or series of transactions.

     "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

     "Event of Default" has the meaning specified in Section 501.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

     "Exchange Date" means the date on which the shares of Senior Exchangeable Preferred Stock are exchanged into Exchange Debentures at the option of the Company.

     "Exchange Debenture Register" and "Exchange Debenture Registrar" have the respective meanings specified in Section 305.

     "Exchange Debentures" has the meaning specified in the recitals to this Exchange Indenture.

     "Exchange Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

     "Exchange Offer" means the offer by the Company to the Holders of the Initial Exchange Debentures or Senior Exchangeable Preferred Stock to exchange all of the Initial Exchange Debentures or Senior Exchangeable Preferred Stock, as the case may be, for New Exchange Debentures or Senior Exchangeable Preferred Stock registered under the Securities Act, as provided for in the Registration Rights Agreement.

     "Exchange Offer Registration Statement" means the Exchange Offer Registration Statement as defined in the Registration Rights Agreement.

     "Fair Market Value" means, with respect to any asset or property, the sale value that would be obtained in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy.

     "Generally Accepted Accounting Principles" or "GAAP" means generally accepted accounting principles in the United States, consistently applied, that are in effect on the date of this Exchange Indenture.

     "Global Exchange Debentures" has the meaning set forth in Section 201.

     "guarantee" means, as applied to any obligation, (a) a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation and (b) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of nonperformance) of all or any part of such obligation, including, without limiting the foregoing, the payment of amounts drawn down by letters of credit.

     "Headquarters Facility" means the headquarters facility and warehouse of the Company as of the Issuance Date located in Dallas, Texas.

     "Holder" means the Person in whose name an Exchange Debenture is registered in the Exchange Debenture Register.

     "Indebtedness" means, with respect to any Person, without duplication, (a) all liabilities of such Person for borrowed money (including overdrafts) or for the deferred purchase price of property or services, excluding any trade payables and other accrued current liabilities incurred in the ordinary course of business, but including, without limitation, all obligations, contingent or otherwise, of such Person in connection with any letters of credit and acceptances issued under letter of credit facilities, acceptance facilities or other similar facilities, (b) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (c) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade payables arising in the ordinary course of business, (d) all Capitalized Lease Obligations of such Person, (e) all obligations of such Person under or in respect of Interest Rate Agreements or Currency Agreements, (f) all Indebtedness referred to in (but not excluded from) the preceding clauses of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or with respect to property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness (the amount of such obligation being deemed to be the lesser of the value of such property or asset or the amount of the obligation so secured), (g) all guarantees by such Person of Indebtedness referred to in this definition of any other Person, and
(h) all Redeemable Capital Stock of such Person valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued and unpaid dividends. For purposes hereof, the "maximum fixed repurchase price" of any Redeemable Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Exchange Indenture, and if such price is based upon, or measured by, the fair market value of such Redeemable Capital Stock, such fair market value shall be determined in good faith by the board of directors of the issuer of such Redeemable Capital Stock.

     "Initial Exchange Debentures" has the meaning specified in the recitals to this Exchange Indenture.

     "Institutional Accredited Investor" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

     "Interest Payment Date," when used with respect to any Exchange Debenture, means the Stated Maturity of an installment of interest on such Exchange Debenture.

     "Interest Rate Agreements" means any interest rate protection agreements and other types of interest rate hedging agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements) designed to protect against or manage exposure to fluctuations in interest rates.

     "Investment" means, with respect to any Person, any direct or indirect advance, loan, guarantee or other extension of credit or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase, acquisition or ownership by such Person of any Capital Stock, bonds, notes, debentures or other securities or evidences of Indebtedness issued or owned by, any other Person and all other items that would be classified as investments on a balance sheet prepared in accordance with GAAP. In addition, the fair market value of the net assets of any Restricted Subsidiary at the time that such Restricted Subsidiary is designated an Unrestricted Subsidiary shall be deemed to be an "Investment" made by the Company in such Unrestricted Subsidiary at such time. "Investments" shall exclude extensions of trade credit on commercially reasonable terms in accordance with normal trade practices.

     "Issuance Date" means the date on which the Senior Exchangeable Preferred Stock is originally issued under the Certificate of Designation.

     "Junior Subordinated Indebtedness" means Indebtedness of the Company or a Subsidiary Debenture Guarantor that is subordinated in right of payment to the Exchange Debentures or the Debenture Guarantee of such Subsidiary Debenture Guarantor, as the case may be.

     "Lien" means any mortgage, charge, pledge, lien (statutory or otherwise), privilege, security interest, hypothecation, assignment for security, claim, or preference or priority or other encumbrance upon or with respect to any property of any kind, real or personal, movable or immovable, now owned or hereafter acquired. A Person shall be deemed to own subject to a Lien any property which such Person has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

     "Management Stock" means the Capital Stock of the Company and the options to acquire Capital Stock of the Company owned by Lloyd L. Ross and Jerry M. Smith as of the Issuance Date together with Preferred Stock issued as payment in kind dividends on such Preferred Stock and any shares of Preferred Stock issued as payment in kind dividends thereon, and such dividends made pursuant to the terms of the certificate of designation for such Preferred Stock or the certificate of incorporation, as the case may be, as in effect on the Issuance Date.

     "Maturity" means, with respect to any Exchange Debenture, the date on which any principal of such Exchange Debenture becomes due and payable as therein or herein provided, whether at the Stated Maturity with respect to such principal or by declaration of acceleration, call for redemption or purchase or otherwise.

     "Moody's" means Moody's Investors Service, Inc. and its successors.

     "Net Cash Proceeds" means, with respect to any Asset Sale, the proceeds thereof in the form of cash or Cash Equivalents including payments in respect of deferred payment obligations when received in the form of, or stock or other assets when disposed for, cash or Cash Equivalents (except to the extent that such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary), net of (i) brokerage commissions and other fees and expenses (including fees and expenses of legal counsel and investment banks) related to such Asset Sale, (ii) provisions for all taxes payable as a result of such Asset Sale, (iii) payments made to retire Indebtedness where payment of such Indebtedness is secured by the assets or properties the subject of such Asset Sale, (iv) amounts required to be paid to any Person (other than the Company or any Restricted Subsidiary) owning a beneficial interest in the assets subject to the Asset Sale and (v) appropriate amounts to be provided by the Company or any Restricted Subsidiary, as the case may be, as a reserve required in accordance with GAAP against any liabilities associated with such Asset Sale and retained by the Company or any Restricted Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as reflected in an Officers' Certificate delivered to the Debenture Trustee.

     "New Exchange Debentures" has the meaning stated in the first recital of this Exchange Indenture and refers to any New Exchange Debenture containing terms substantially identical to the Initial Exchange Debenture (except that (i) such New Exchange Debenture shall not contain terms with respect to transfer restrictions and shall be registered under the Securities Act, and (ii) certain provisions relating to an increase in the stated rate of interest thereon shall be eliminated) that are issued and exchanged for the Initial Exchange Debentures in accordance with the Exchange Offer, as provided for in the Registration Rights Agreement and this Exchange Indenture.

     "Non-Payment Default" means any event of default (other than a Payment Default) the occurrence of which entitles one or more Persons to accelerate the maturity of any Designated Senior Indebtedness.

     "Non-U.S. Person" means a person who is not a U.S. person as defined in Regulation S.

     "Note Guarantee" means any guarantee of the obligations of the Company under the Notes Indenture and the Notes by any Restricted Subsidiary (as such term is defined in the Notes Indenture) in accordance with the provisions of the Notes Indenture.

     "Notes" means the 11% Senior Subordinated Notes due 2007 issued pursuant to the Notes Indenture.

     "Notes Indenture" means the Indenture dated as of December 29, 1997, among the Company, the guarantors named therein and Harris Trust and Savings Bank, as trustee, with respect to the Notes.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Debenture Trustee.

     "Offshore Exchange Debenture Exchange Date" has the meaning set forth in
Section 201.

     "Offshore Global Exchange Debenture" has the meaning set forth in Section 201.

     "Offshore Physical Exchange Debenture" has the meaning set forth in Section 201.

     "Opinion of Counsel" means a written opinion of legal counsel, which and who may be counsel for the Company, including an employee of the Company, and who shall be reasonably acceptable to the Debenture Trustee.

     "Outstanding," when used with respect to Exchange Debentures, means, as of the date of determination, all Exchange Debentures theretofore authenticated and delivered under this Exchange Indenture, except:

          (i) Exchange Debentures theretofore cancelled by the Debenture Trustee or delivered to the Debenture Trustee for cancellation;

          (ii) Exchange Debentures, or portions thereof, for whose payment or redemption or repayment at the option of the Holder money in the necessary amount has been theretofore deposited with the Debenture Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Exchange Debentures; provided that, if such Exchange Debentures are to be redeemed, notice of such redemption has been duly given pursuant to this Exchange Indenture or provision therefor satisfactory to the Debenture Trustee has been made;

          (iii) Exchange Debentures, except to the extent provided in Sections 1402 and 1403, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Fourteen; and

          (iv) Exchange Debentures which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Exchange Debentures have been authenticated and delivered pursuant to this Exchange Indenture, other than any such Exchange Debentures in respect of which there shall have been presented to the Debenture Trustee proof satisfactory to it that such Exchange Debentures are held by a bona fide purchaser in whose hands such Exchange Debentures are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Exchange Debentures have given any request, demand, authorization, direction, notice, consent or waiver hereunder, and for the purpose of making the calculations required by TIA Section 313, Exchange Debentures owned by the Company or any other obligor upon the Exchange Debentures or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding (provided that in connection with any offer by the Company or any obligor to purchase the Exchange Debentures, Exchange Debentures tendered for purchase will be deemed to be Outstanding and held by the tendering Holder until the date of purchase), except that, in determining whether the Debenture Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Exchange Debentures which a Responsible Officer of the Debenture Trustee actually knows to be so owned shall be so disregarded. Exchange Debentures so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Debenture Trustee the pledgee's right to act with respect to such Exchange Debentures and that the pledgee is not the Company or any other obligor upon the Exchange Debentures or any Affiliate of the Company or such other obligor.

     "Pari Passu Indebtedness" means (a) with respect to the Exchange Debentures, Indebtedness that ranks pari passu in right of payment to the Exchange Debentures and (b) with respect to any Debenture Guarantee, Indebtedness that ranks pari passu in right of payment to such Debenture Guarantee.

     "Paying Agent" means any Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal of (or premium, if any,
on) or interest on any Exchange Debentures on behalf of the Company.

     "Payment Blockage Period" has the meaning specified in Section 1203.

     "Payment Default" means any default in the payment (whether at stated maturity, upon scheduled installment, by acceleration or otherwise) of principal of, or premium, if any, or interest on Designated Senior Indebtedness.

     "Permitted Holders" means, as of the date of determination, Madison Dearborn Capital Partners II, L.P. and its Affiliates.

     "Permitted Indebtedness" means any of the following:

          (a) (i) Indebtedness of the Company under the Senior Credit Agreement in an aggregate principal amount at any one time outstanding not to exceed the sum of (A) $110 million less the amount of any permanent reductions made by the Company in respect of any term loans under the Senior Credit Agreement and (B) with respect to revolving borrowings, the greater of (1) $115 million and (2) 60% of the Eligible Inventory (as defined in the Senior Credit Agreement on the Issuance Date) of the Company and the Restricted Subsidiaries and (ii) any guarantee by a Subsidiary Debenture Guarantor of Indebtedness incurred under this clause (a);

          (b) Indebtedness of the Company pursuant to the Notes or of any Restricted Subsidiary (as such term is defined in the Notes Indenture) pursuant to a Note Guarantee;

          (c) Indebtedness of the Company pursuant to the Exchange Debentures or of any Restricted Subsidiary pursuant to a Debenture Guarantee;

          (d) Indebtedness of the Company or any Restricted Subsidiary outstanding on the date of this Exchange Indenture and listed on Schedule A hereto;

          (e) Indebtedness of the Company owing to any wholly owned Restricted Subsidiary; provided that any Indebtedness of the Company owing to any such Restricted Subsidiary is subordinated in right of payment from and after such time as the Exchange Debentures shall become due and payable (whether at Stated Maturity, acceleration or otherwise) to the payment and performance of the Company's obligations under such Exchange Debentures; provided further that any disposition, pledge or transfer of any such Indebtedness to a Person (other than a disposition, pledge or transfer to the Company or another wholly owned Restricted Subsidiary) shall be deemed to be an incurrence of such Indebtedness by the Company not permitted by this clause (e);

          (f) Indebtedness of a Restricted Subsidiary owing to the Company or to another wholly owned Restricted Subsidiary; provided that any such Indebtedness of any Subsidiary Debenture Guarantor is subordinated in right of payment to the Debenture Guarantee of such Subsidiary Debenture Guarantor; provided further that any disposition, pledge or transfer of any such Indebtedness to a Person (other than a disposition, pledge or transfer to the Company or a wholly owned Restricted Subsidiary) shall be deemed to be an incurrence of such Indebtedness by such Restricted Subsidiary not permitted by this clause (f);

          (g) guarantees of any Restricted Subsidiary made in accordance with the provisions of Section 1015;

          (h) obligations of the Company or any Subsidiary Debenture Guarantor entered into in the ordinary course of business (i) pursuant to Interest Rate Agreements designed to protect the Company or any Restricted Subsidiary against fluctuations in interest rates in respect of Indebtedness of the Company or any Restricted Subsidiary, which obligations do not exceed the aggregate principal amount of such Indebtedness and (ii) pursuant to Currency Agreements entered into by the Company or any of its Restricted Subsidiaries in respect of its (x) assets or (y) obligations, as the case may be, denominated in a foreign currency;

          (i) Indebtedness of the Company or any Subsidiary Debenture Guarantor in respect of Purchase Money Obligations and Capitalized Lease Obligations of the Company or any Subsidiary Debenture Guarantor in an aggregate amount which does not exceed $15,000,000 at any one time outstanding;

          (j) Indebtedness of the Company or any Subsidiary Debenture Guarantor consisting of guarantees, indemnities or obligations in respect of purchase price adjustments in connection with the acquisition or disposition of assets, including, without limitation, shares of Capital Stock of Restricted Subsidiaries;

          (k) Indebtedness of the Company or any Subsidiary Debenture Guarantor represented by (x) letters of credit for the account of the Company or any Restricted Subsidiary or (y) other obligations to reimburse third parties pursuant to any surety bond or other similar arrangements, which letters of credit or other obligations, as the case may be, are intended to provide security for workers' compensation claims, payment obligations in connection with self-insurance or other similar requirements in the ordinary course of business;

          (l) Acquired Indebtedness of any Restricted Subsidiary that is organized outside of the United States of America in an aggregate amount which, together with any Indebtedness permitted to be incurred pursuant to this clause (l) and refinanced pursuant to clause (q) below, does not exceed $10,000,000 at any one time outstanding;

          (m) Indebtedness of the Company owing to Jerry M. Smith, under a note issued pursuant to a written agreement between the Company and Jerry M. Smith as in effect on the Issuance Date, in consideration for the repurchase of Common Stock of the Company owned by Jerry M. Smith at his retirement, in an aggregate amount not to exceed $15,000,000 outstanding at any time;

          (n) Preferred Stock issued as payment in kind dividends on Preferred Stock outstanding on the Issuance Date and any shares of Preferred Stock issued as payment in kind dividends thereon, such dividends made pursuant to the terms of the certificate of designation for such Preferred Stock or the certificate of incorporation, as the case may be, as in effect on the Issuance Date;

          (o) Indebtedness of the Company or a Subsidiary Debenture Guarantor incurred in connection with the Company's Headquarters Facility or the purchase or construction of a new headquarters facility, in each case, as permitted under the Senior Credit Agreement as in effect on the Issuance Date;

          (p) Indebtedness of the Company or any Subsidiary Debenture Guarantor not otherwise permitted by the foregoing clauses (a) through (o) in an aggregate principal amount not in excess of $20,000,000 at any one time outstanding; and

          (q) any renewals, extensions, substitutions, refinancings or replacements (each, for purposes of this clause, a "refinancing") of any Indebtedness, referred to in clauses (b), (c), (d) and (l) of this definition, including any successive refinancings, so long as (i) any such new Indebtedness shall be in a principal amount that does not exceed the principal amount (or, if such Indebtedness being refinanced provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, such lesser amount as of the date of determination) so refinanced, plus the lesser of the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Indebtedness refinanced or the amount of any premium reasonably determined as necessary to accomplish such refinancing, (ii) in the case of any refinancing by the Company of Pari Passu Indebtedness or Junior Subordinated Indebtedness, such new Indebtedness is made pari passu with or subordinate to the Exchange Debentures at least to the same extent as the Indebtedness being refinanced, (iii) in the case of any refinancing by any Subsidiary Debenture Guarantor of Pari Passu Indebtedness or Junior Subordinated Indebtedness, such new Indebtedness is made pari passu with or subordinate to the Debenture Guarantee of such Subsidiary Debenture Guarantor at least to the same extent as the Indebtedness being refinanced,
     (iv) such new Indebtedness has an Average Life longer than the Average Life of the Exchange Debentures and a final Stated Maturity later than the final Stated Maturity of the Exchange Debentures and (v) Indebtedness of the Company or a Subsidiary Debenture Guarantor may only be refinanced with Indebtedness of the Company or a Subsidiary Debenture Guarantor and Indebtedness of a Restricted Subsidiary that is not a Subsidiary Debenture Guarantor may only be refinanced with Indebtedness of such Restricted Subsidiary.

     "Permitted Investments" means any of the following:

          (a) Investments in Cash Equivalents;

          (b) Investments in the Company or any wholly owned Restricted Subsidiary;

     (c) intercompany Indebtedness to the extent permitted under clause (e) or
     (f) of the definition of "Permitted Indebtedness";

          (d) Investments in an amount not to exceed $10,000,000 at any one time outstanding;

          (e) Investments by the Company or any Restricted Subsidiary in another Person, if as a result of such Investment (i) such other Person becomes a wholly owned

     Restricted Subsidiary or (ii) such Person, in one transaction or a series of related transactions, is merged or consolidated with or into, or transfers or conveys all or substantially all of its assets to, the Company or a wholly owned Restricted Subsidiary;

          (f) bonds, notes, debentures and other securities received as consideration for Assets Sales to the extent permitted under Section 1014;

          (g) negotiable instruments held for deposit or collection in the ordinary course of business, except to the extent they would constitute Investments in Affiliates; or

          (h) Investments in the form of the sale (on a "true-sale" non-recourse basis) or the servicing of receivables transferred from the Company or any Restricted Subsidiary.

     "Permitted Junior Securities" has the meaning specified in Section 1202.

     "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Physical Debentures" has the meaning set forth in Section 201.

     "Place of Payment" means the office or agency maintained by the Company where the principal of (and premium, if any, on) and interest on the Exchange Debentures are payable as specified in Section 1002.

     "Predecessor Exchange Debenture" of any particular Exchange Debenture, means every previous Exchange Debenture evidencing all or a portion of the same debt as that evidenced by such particular Exchange Debenture; and, for the purposes of this definition, any Exchange Debenture authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Exchange Debenture shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Exchange Debenture.

     "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's preferred or preference stock whether now outstanding, or issued after the Issuance Date, and including, without limitation, all classes and series of preferred or preference stock of such Person.

     "Private Placement Legend" has the meaning set forth in Section 203.

     "Public Equity Offering" means an offer and sale of common stock (which is Qualified Capital Stock) of the Company made on a primary basis by the Company pursuant to a registration statement that has been declared effective by the Commission pursuant to the Securities Act (other than a registration statement on Form S-8 or otherwise relating to equity securities issuable under any employee benefit plan of the Company).

     "Purchase Money Obligations" means, with respect to any Person, obligations, other than Capitalized Lease Obligations, incurred or assumed in the ordinary course of business in connection with the purchase of property to be used in the business of such Person within 90 days of such purchase, provided that the amount of any Purchase Money Obligation shall not exceed the purchase price of the property purchased.

     "Qualified Capital Stock" of any Person means any and all Capital Stock of such Person other than Redeemable Capital Stock.

     "QIB" means a "Qualified Institutional Buyer" within the meaning of Rule 144A under the Securities Act.

     "Redeemable Capital Stock" means any class or series of Capital Stock that, either by its terms, by the terms of any security into which it is convertible or exchangeable or by contract or otherwise, is, or upon the happening of an event or passage of time would be, required to be redeemed prior to the final Stated Maturity of the Exchange Debentures or is redeemable at the option of the holder thereof at any time prior to such final Stated Maturity, or is convertible into or exchangeable for debt securities at any time prior to such final Stated Maturity.

     "Redemption Date," when used with respect to any Exchange Debenture to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Exchange Indenture.

     "Redemption Price," when used with respect to any Exchange Debenture to be redeemed, means the price at which it is to be redeemed pursuant to this Exchange Indenture.

     "Registration Rights Agreement" means the Registration Rights Agreement dated as of December 29, 1997, among the Company, the Subsidiary Debenture Guarantors and the holders of Senior Exchangeable Preferred Stock.

     "Registration Statement" means the Registration Statement as defined in the Registration Rights Agreement.

     "Regular Record Date" has the meaning specified in Section 301.

     "Regulation S" means Regulation S under the Securities Act.

     "Representative" means (i) with respect to the Senior Credit Agreement, the Agent Bank and (ii) with respect to any other Senior Indebtedness, the indenture trustee or other trustee, agent or representative for the holders of such Senior Indebtedness.

     "Responsible Officer," when used with respect to the Debenture Trustee, means any vice president, any assistant secretary, any assistant treasurer, any trust officer or assistant trust officer, or any other officer of the Debenture Trustee customarily performing functions similar to those performed by any of the above-designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

     "Restricted Subsidiary" means, at any time, any direct or indirect Subsidiary of the Company that is not then an Unrestricted Subsidiary; provided, however, that upon the occurrence of any Unrestricted Subsidiary ceasing to be an Unrestricted Subsidiary, such Subsidiary shall be included in the definition of "Restricted Subsidiary."

     "Rule 144A" means Rule 144A under the Securities Act.

     "Sale and Leaseback Transaction" means any transaction or series of related transactions pursuant to which the Company or a Restricted Subsidiary sells or transfers any property or asset in connection with the leasing of such property or asset to the seller or transferor.

     "S&P" means Standard and Poor's Ratings Services, a division of The McGraw-Hill, Inc. and its successors.

     "Securities Act" means Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

     "Senior Credit Agreement" means the credit agreement dated as of December 29, 1997, among the Company, the several lenders parties thereto, the Subsidiary Debenture Guarantors, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as arranger and syndication agent, and Fleet National Bank, as administrative agent, as such agreement may be amended, renewed, extended, substituted, restated, refinanced, restructured, supplemented, increased or otherwise modified from time to time (including, without limitation, any successive amendments, renewals, extensions, substitutions, restatements, refinancings, restructurings, supplements or other modifications of the foregoing); provided that with respect to any agreement providing for the refinancing of Indebtedness under the Senior Credit Agreement, such agreement shall be the Senior Credit Agreement under this Exchange Indenture only if a notice to that effect is delivered by the Company to the Debenture Trustee and there shall be at any time only one instrument that is the Senior Credit Agreement under the Exchange Indenture.

     "Senior Exchangeable Preferred Stock" means the 13 1/4% Senior Exchangeable Preferred Stock issued by the Company on the Issuance Date and any shares of Senior Exchangeable Preferred Stock issued as payment in kind dividends thereon or on shares of Senior Exchangeable Preferred Stock so issued as payment in kind dividends pursuant to the Certificate of Designation as in effect on the Issuance Date.

     "Senior Indebtedness" means (i) all obligations of the Company, now or hereafter existing, under or in respect of the Senior Credit Agreement, whether for principal, premium, if any, interest (including, interest accruing after the filing of, or which would have accrued but for the filing of, a petition by or against the Company under Bankruptcy Law, whether or not such interest is allowed as a claim after such filing in any proceeding under such law) and other amounts due in connection therewith (including any fees, premiums, expenses and indemnities) and (ii) the principal of, premium, if any, and interest on all other Indebtedness of the Company (other than the Exchange Debentures), whether outstanding on the date of this Exchange Indenture or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Exchange Debentures. Notwithstanding the foregoing, "Senior Indebtedness" shall not include (i) Indebtedness evidenced by the Exchange Debentures, (ii) Indebtedness of the Company that is expressly subordinated in right of payment to any Senior Indebtedness of the Company,
(iii) Indebtedness of the Company that by operation of law is subordinate to any general unsecured obligations of the Company, (iv) Indebtedness of the Company to the extent incurred in violation of Section 1008, (v) any liability for federal, state or local taxes or other taxes, owed or owing by the Company, (vi) trade account payables owed or owing by the Company, (vii) amounts owed by the Company for compensation to employees or for services rendered to the Company,
(viii) Indebtedness of the Company to any Restricted Subsidiary or any other Affiliate of the Company, (ix) Redeemable Capital Stock of the Company and (x) Indebtedness which when incurred and without respect to any election under
Section 1111(b) of Title 11 of the United States Code is without recourse to the Company or any Restricted Subsidiary.

     "Senior Subordinated Indebtedness" means (i) all obligations of the Company, now or hereafter existing, under or in respect of the Notes, whether for principal, premium, if any, interest (including interest accruing after the filing of, or which would have accrued but for the filing of, a petition by or against the Company under Bankruptcy Law, whether or not such interest is allowed as a claim after such filing in any proceeding under such law) and (ii) the principal of, premium, if any, and interest on all other Indebtedness of the Company (other than the Exchange Debentures), whether outstanding on the date of this Exchange Indenture or thereafter created, incurred or assumed, for which, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness will be subordinate in right of payment to any Senior Indebtedness or other general unsecured obligations of the Company, unless, such instrument expressly provides that such Indebtedness will be subordinate in right of payment to the Notes or any Indebtedness that is pari passu in right of payment to the Notes. Notwithstanding the foregoing, "Senior Subordinated Indebtedness" shall not include (i) Indebtedness evidenced by the Exchange Debentures, (ii) Indebtedness of the Company that is expressly subordinated in right of payment to any Senior Subordinated Indebtedness of the Company or the Notes, (iii) Indebtedness of the Company that by operation of law is subordinate to any general unsecured obligations of the Company, (iv) Indebtedness of the Company to the extent incurred in violation of any covenant prohibiting the incurrence of Indebtedness under the Certificate of Designation or this Exchange Indenture, (v) any liability for federal, state or local taxes or other taxes, owed or owing by the Company, (vi) trade account payables owed or owing by the Company, (vii) amounts owed by the Company for compensation to employees or for services rendered to the Company, (viii) Indebtedness of the Company to any Restricted Subsidiary or any other Affiliate of the Company, (ix) Redeemable Capital Stock of the Company and (xi) Indebtedness which when incurred and without respect to any election under
Section 1111(b) of Title 11 of the United States Code is without recourse to the Company or any Restricted Subsidiary.

     "Shelf Registration Statement" means the Shelf Registration Statement as defined in the Registration Rights Agreement.

     "Significant Subsidiary" means any Restricted Subsidiary of the Company that, together with its Subsidiaries, (i) for the most recent fiscal year of the Company, accounted for more than 10% of the consolidated revenues of the Company and its Restricted Subsidiaries or (ii) as of the end of such fiscal year, was the owner of more than 10% of the consolidated assets of the Company and its Restricted Subsidiaries, all as set forth on the most recently available consolidated financial statements of the Company for such fiscal year.

     "Special Record Date" for the payment of any Defaulted Interest on the Exchange Debentures means a date fixed by the Debenture Trustee pursuant to
Section 307.

     "Stated Maturity" means, when used with respect to any Exchange Debenture or any installment of interest thereon, the date specified in such Exchange Debenture as the fixed date on which the principal of such Exchange Debenture or such installment of interest is due and payable, and, when used with respect to any other Indebtedness, means the date specified in the instrument governing such Indebtedness as the fixed date on which the principal of such Indebtedness, or any installment of interest thereon, is due and payable.

     "Subordinated Indebtedness" means Indebtedness of the Company or a Subsidiary Guarantor that is expressly subordinated in right of payment to the Notes or the Note Guarantee of such Subsidiary Guarantor, as the case may be.

     "Subsidiary" means any Person a majority of the equity ownership or Voting Stock of which is at the time owned, directly or indirectly, by the Company or by one or more other Subsidiaries or by the Company and one or more other Subsidiaries.

     "Subsidiary Debenture Guarantor" means each of TMI Holdings Inc., Tuesday Morning Inc., Friday Morning, Inc. and TMIL Corporation and any Restricted Subsidiary that incurs a Debenture Guarantee; provided that, upon the release and discharge of any Person from its Debenture Guarantee in accordance with this Exchange Indenture, such Person shall cease to be a Subsidiary Debenture Guarantor.

     "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force at the date as of which this Exchange Indenture was executed, except as provided in Section 905.

     "United States" means the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

     "Unrestricted Subsidiary" means (a) any Subsidiary that at the time of determination shall be an Unrestricted Subsidiary (as designated by the Board of Directors of the Company, as provided below) and (b) any Subsidiary of an Unrestricted Subsidiary; provided, however, that in no event shall any Subsidiary Debenture Guarantor be an Unrestricted Subsidiary. The Board of Directors of the Company may designate any Subsidiary (including any newly acquired or newly formed Subsidiary but excluding any Subsidiary Debenture Guarantor) to be an Unrestricted Subsidiary so long as (i) neither the Company nor any Restricted Subsidiary is directly or indirectly liable for any Indebtedness of such Subsidiary, (ii) no default with respect to any Indebtedness of such Subsidiary would permit (upon notice, lapse of time or otherwise) any holder of any other Indebtedness of the Company or any Restricted Subsidiary to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity, (iii) any Investment in such Subsidiary made as a result of designating such Subsidiary an Unrestricted Subsidiary will not violate the provisions of Section 1019, (iv) neither the Company nor any Restricted Subsidiary has a contract, agreement, arrangement, understanding or obligation of any kind, whether written or oral, with such Subsidiary other than those that might be obtained at the time from Persons who are not Affiliates of the Company, and (v) neither the Company nor any Restricted Subsidiary has any obligation (1) to subscribe for additional shares of Capital Stock or other equity interest in such Subsidiary, or (2) to maintain or preserve such Subsidiary's financial condition or to cause such Subsidiary to achieve certain levels of operating results. Any such designation by the Board of Directors of the Company shall be evidenced to the Debenture Trustee by filing a board resolution with the Debenture Trustee giving effect to such designation. The Board of Directors of the Company may designate any Unrestricted Subsidiary as a Restricted Subsidiary if immediately after giving effect to such designation, there would be no Default or Event of Default under this Exchange Indenture and the Company could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 1008.

     "U.S. Global Debenture" has the meaning set forth in Section 201.

     "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

     "U.S. Physical Debenture" has the meaning set forth in Section 201.

     "Vice President," when used with respect to the Company or the Debenture Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

     "Voting Stock" means any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of any Person (irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency).

          SECTION 102.  Compliance Certificates and Opinions.
                        ------------------------------------

          Upon any application or request by the Company to the Debenture Trustee to take any action under any provision of this Exchange Indenture, the Company, the Subsidiary Debenture Guarantors and any other obligor on the Exchange Debentures (if applicable) shall, at the request of the Debenture Trustee, furnish to the Debenture Trustee an Officers' Certificate in form and substance reasonably acceptable to the Debenture Trustee stating that all conditions precedent, if any, provided for in this Exchange Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and, at the request of the Debenture Trustee, an Opinion of Counsel to the effect that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of any such documents is specifically required by any provision of this Exchange Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Each certificate or opinion with respect to compliance with a covenant or condition provided for in this Exchange Indenture (other than pursuant to Section 1007) shall include:

         (1) a statement that each individual or firm signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual or such firm, he or it has made such examination or investigation as is necessary to enable him or it to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual or such firm, such covenant or condition has been complied with.

          SECTION 103.  Form of Documents Delivered to Debenture Trustee.
                        ------------------------------------------------

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company, any Subsidiary Debenture Guarantor or other obligor on the Exchange Debentures may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company, any Subsidiary Debenture Guarantor or other obligor on the Exchange Debentures stating that the information with respect to such factual matters is in the possession of the Company, any Subsidiary Debenture Guarantor or other obligor on the Exchange Debentures, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Exchange Indenture, they may, but need not, be consolidated and form one instrument.

          SECTION 104.  Acts of Holders.
                        ---------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Exchange Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Debenture Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Exchange Indenture and conclusive in favor of the Debenture Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Debenture Trustee deems sufficient.

          (c) The principal amount and serial numbers of Exchange Debentures held by any Person, and the date of holding the same, shall be proved by the Exchange Debenture Register.

          (d) If the Company shall solicit from the Holders of Exchange Debentures any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Exchange Debentures have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Exchange Debentures shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Exchange Indenture not later than eleven months after the record date.

          (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Exchange Debenture shall bind every future Holder of the same Exchange Debenture and the Holder of every Exchange Debenture issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Debenture Trustee or the Company or any Subsidiary Debenture Guarantor in reliance thereon, whether or not notation of such action is made upon such Exchange Debenture.

          SECTION 105.  Notices, Etc., to Debenture Trustee, Company, Any
                        -------------------------------------------------
Subsidiary Debenture Guarantor and Agent Bank.
---------------------------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other documents provided or permitted by this Exchange Indenture to be made upon, given or furnished to, or filed with,

          (1) the Debenture Trustee by any Holder or by the Company or any Subsidiary Debenture Guarantor or any other obligor on the Exchange Debentures shall be sufficient for every purpose hereunder if made, given, furnished or delivered in writing and mailed, first-class postage prepaid, or delivered by recognized overnight courier, to or with the Debenture Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, or

          (2) the Company or any Subsidiary Debenture Guarantor by the Debenture Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or delivered in writing, or mailed, first-class postage prepaid, or delivered by recognized overnight courier, to the Company or such Subsidiary Debenture Guarantor addressed to it at the address of its principal office, for the attention of the Chief Financial Officer, specified in the first paragraph of this Exchange Indenture or at any other address previously furnished in writing to the Debenture Trustee by the Company or such Subsidiary Debenture Guarantor, or

          (3) the Agent Bank by the Company or any Subsidiary Debenture Guarantor, the Debenture Trustee or any Holder shall be sufficient for any purpose hereunder if made, given, furnished or delivered in writing to or with the Agent Bank addressed to it as set forth in the Senior Credit Agreement, or at any other address previously furnished in writing to the Company, the Subsidiary Debenture Guarantors and the Debenture Trustee by the Agent Bank.

          SECTION 106.  Notice to Holders; Waiver.
                        -------------------------

          Where this Exchange Indenture provides for notice of any event to Holders of Exchange Debentures by the Company or the Debenture Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at its address as it appears in the Exchange Debenture Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

          In case, by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impractical to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Exchange Indenture, then any manner of giving such notice as shall be satisfactory to the Debenture Trustee shall be deemed to be sufficient giving of such notice for every purpose hereunder.

          Where this Exchange Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Debenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          SECTION 107.  Effect of Headings and Table of Contents.
                        ----------------------------------------

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 108.  Successors and Assigns.
                        ----------------------

          All covenants and agreements in this Exchange Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

          SECTION 109.  Separability Clause.
                        -------------------

          In case any provision in this Exchange Indenture or in any Exchange Debenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 110.  Benefits of Exchange Indenture.
                        ------------------------------

          Nothing in this Exchange Indenture or in the Exchange Debentures, express or implied, shall give to any Person, other than the parties hereto, any Authenticating Agent, any Paying Agent, any Exchange Debenture Registrar and their successors hereunder and the Holders and, with respect to any provisions hereof relating to the subordination of the Exchange Debentures or the rights of holders of Senior Indebtedness or Senior Subordinated Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Exchange Indenture.

          SECTION 111.  Governing Law.
                        -------------

          This Exchange Indenture and the Exchange Debentures shall be governed by and construed in accordance with the law of the State of New York. Upon the effectiveness of the Shelf Registration Statement or the consummation of the Exchange Offer, this Exchange Indenture will be subject to the provisions of the Trust Indenture Act that are required to be part of this Exchange Indenture and shall, to the extent applicable, be governed by such provisions.

          SECTION 112.  Legal Holidays.
                        --------------

          In any case where any Interest Payment Date, Redemption Date, or Stated Maturity or Maturity of any Exchange Debenture shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Exchange Indenture or of any Exchange Debenture) payment of principal (and premium, if any) or interest need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity or Maturity; provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Stated Maturity or Maturity, as the case may be.

          SECTION 113.  Trust Indenture Act Controls.
                        ----------------------------

          If any provision of this Exchange Indenture limits, qualifies or conflicts with another provision which is required to be included in this Exchange Indenture by the TIA, the provision required by the TIA shall control.

          SECTION 114.  No Recourse Against Others.
                        --------------------------

          A director, officer, employee or stockholder, as such, of the Company or any Subsidiary Debenture Guarantor shall not have any liability for any obligations of the Company or such Subsidiary Debenture Guarantor under the Exchange Debentures, any Debenture Guarantee or this Exchange Indenture, as applicable, or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting an Exchange Debenture and the related Debenture Guarantee, each Holder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Exchange Debentures and the Debenture Guarantees.


          SECTION 115.  Counterparts.
                        ------------

          This Exchange Indenture may be executed in any number of counterparts, each of which shall be original; but such counterparts shall together constitute but one and the same instrument.


                                  ARTICLE TWO

                            EXCHANGE DEBENTURE FORMS

          SECTION 201.  Forms Generally.
                        ---------------

          The Initial Exchange Debentures shall be known as the "13 1/4% Subordinated Exchange Debentures due 2009" and the New Exchange Debentures shall be known as the "13 1/4% Series B Subordinated Exchange Debentures due 2009," in each case, of the Company. The Exchange Debentures and the Debenture Trustee's certificate of authentication shall be in substantially the forms set forth in Exhibit A hereto and in this Article, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Exchange Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers of the Company executing such Exchange Debentures, as evidenced by their execution of the Exchange Debentures. Any portion of the text of any Exchange Debenture may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Exchange Debenture. Each Exchange Debenture shall be dated the date of its authentication.

          The definitive Exchange Debentures shall be printed, lithographed or engraved on steel-engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Exchange Debentures, as evidenced by their execution of such Exchange Debentures.

          Initial Exchange Debentures offered and sold in reliance on Rule 144A under the Securities Act (or exchanged for Senior Exchangeable Preferred Stock so offered and sold) shall be issued initially in the form of a single permanent global Exchange Debentures in substantially the form set forth in Exhibit A and contain each of the legends set forth in Section 203 (the "U.S. Global Exchange Debenture"), registered in the name of the nominee of the Depositary, deposited with the Debenture Trustee, as custodian for the Depositary or its nominee, duly executed by the

Company and authenticated by the Debenture Trustee as hereinafter provided. The aggregate principal amount of the U.S. Global Exchange Debenture may from time to time be increased or decreased by adjustments made on the records of the Debenture Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

          Initial Exchange Debentures offered and sold in offshore transactions in reliance on Regulation S under the Securities Act (or exchanged for Senior Exchangeable Preferred Stock so offered and sold) shall be initially issued in the form of a single temporary global Exchange Debenture in substantially the form set forth in Exhibit A (the "Temporary Offshore Global Exchange Debenture"), registered in the name of the nominee of the Depositary, deposited with the Debenture Trustee, as custodian for the Depositary or its nominee, duly executed by the Company and authenticated by the Debenture Trustee as hereinafter provided. At any time following 41 days after the date hereof (the "Offshore Exchange Debenture Exchange Date"), upon receipt by the Debenture Trustee and the Company of a certificate substantially in the form set forth in
Section 204, a single permanent global Exchange Debenture substantially in the form of Exhibit A hereto (the "Permanent Offshore Global Exchange Debenture"; and together with the Temporary Offshore Global Exchange Debenture, the "Offshore Global Exchange Debenture") duly executed by the Company and authenticated by the Debenture Trustee as hereinafter provided shall be deposited with the Debenture Trustee, as custodian for the Depositary, and the Exchange Debenture Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Temporary Offshore Global Exchange Debenture in an amount equal to the principal amount of the beneficial interest in the Temporary Offshore Global Exchange Debenture transferred. The aggregate principal amount of the Offshore Global Exchange Debenture may from time to time be increased or decreased by adjustments made in the records of the Debenture Trustee, as custodian for the Depositary or its nominee, as herein provided. Initial Exchange Debentures issued pursuant to Section 305 (or exchanged for Senior Exchangeable Preferred Stock so offered and sold) in exchange for or upon transfer of beneficial interests in the U.S. Global Exchange Debenture or the Offshore Global Exchange Debenture shall be in the form of U.S. Physical Exchange Debentures or in the form of permanent certificated Exchange Debentures substantially in the form set forth in Exhibit A (the "Offshore Physical Exchange Debentures"), respectively, as hereinafter provided.

          Initial Exchange Debentures which are offered and sold to Institutional Accredited Investors which are not QIBs (excluding Non-U.S. Persons) (or exchanged for Senior Exchangeable Preferred Stock so offered and sold) shall be issued in the form of permanent certificated Exchange Debentures in substantially the form set forth in Exhibit A and contain the Private Placement Legend as set forth in Section 203 (the "U.S. Physical Exchange Debentures").

          The Offshore Physical Exchange Debentures and U.S. Physical Exchange Debentures are sometimes collectively referred to herein as the "Physical Exchange Debentures." The U.S. Global Exchange Debenture and the Offshore Global Exchange Debenture are sometimes collectively referred to as the "Global Exchange Debentures."

          New Exchange Debentures shall be issued substantially in the form set forth in Exhibit A.

          SECTION 202.  Form of Debenture Trustee's Certificate of
                        ------------------------------------------
Authentication.
--------------

          Subject to Section 611, the Debenture Trustee's certificate of authentication shall be in substantially the following form:

          This is one of the Exchange Debentures referred to in the within-mentioned Exchange Indenture.

                                    United States Trust Company of New York,
                                            as Debenture Trustee

          Dated: __________         By: _________________
                                      Authorized Signatory

          SECTION 203.  Restrictive Legends.
                        -------------------

          Unless and until (i) an Initial Exchange Debenture is sold pursuant to an effective Shelf Registration Statement or (ii) an Initial Exchange Debenture or Senior Exchangeable Preferred Stock is exchanged for a New Exchange Debenture or Senior Exchangeable Preferred Stock in an Exchange Offer pursuant to an effective Exchange Offer Registration Statement, in each case pursuant to the Registration Rights Agreement, (A) each U.S. Global Exchange Debenture and U.S. Physical Exchange Debenture shall bear the following legend set forth below (the "Private Placement Legend") on the face thereof and (B) the Offshore Physical Exchange Debentures and the Temporary Offshore Global Exchange Debenture shall bear the Private Placement Legend on the face thereof until the Offshore Exchange Debenture Exchange Date and receipt by the Company and the Debenture Trustee of a certificate substantially in the form provided in Section 204:

     THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS

     SECURITY IN AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 903 OR 904 OF REGULATION S, (2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT AND ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR AND THIS SECURITY) AND THE LAST DAY ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS (THE "RESALE RESTRICTION TERMINATION DATE"), OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A INSIDE THE UNITED STATES, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO RULE 904 OF REGULATION S, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY, THE DEBENTURE TRUSTEE, THE TRANSFER AGENT AND THE REGISTRAR SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATION OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE DEBENTURE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRADED, EXCHANGED OR OTHERWISE TRANSFERRED SEPARATELY FROM THE COMMON STOCK OF THE COMPANY UNTIL (I) JUNE 15, 1998; (II) THE OCCURRENCE OF A CHANGE

     IN CONTROL; (III) THE DATE ON WHICH A PREFERRED STOCK REGISTRATION STATEMENT IS DECLARED EFFECTIVE; (IV) IMMEDIATELY PRIOR TO ANY REDEMPTION OF SENIOR EXCHANGEABLE PREFERRED STOCK BY THE COMPANY WITH THE PROCEEDS OF A PUBLIC EQUITY OFFERING; OR (V) SUCH EARLIER DATE AS DETERMINED BY MERRILL LYNCH IN ITS SOLE DISCRETION (THE DATE OF THE OCCURRENCE OF AN EVENT SPECIFIED IN CLAUSES (I)-(V) BEING THE "SEPARATION DATE").

          Each Global Exchange Debenture, whether or not an Initial Exchange Debenture, shall also bear the following legend on the face thereof:

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 311 AND 312 OF THE EXCHANGE INDENTURE.

          SECTION 204.  Form of Certificate to Be Delivered After the Offshore
                        ------------------------------------------------------
Exchange Debenture Exchange Date.
--------------------------------


                                                    On or after February 8, 1998

United States Trust Company of New York
114 West 47th Street
New York, NY  10036

Attention:  Corporate Trust Administration

               Re:  TUESDAY MORNING CORPORATION (the "Company")
                    13 1/4% Subordinated Exchange Debentures due 2009 (the
                      "Exchange Debentures")
                     -----------------------------------------------------
_____

Ladies and Gentlemen:

          This letter relates to $__________ principal amount of Exchange Debentures represented by the temporary offshore global note certificate (the "Temporary Offshore Global Exchange Debenture"). Pursuant to Section [201] [203] of the Exchange Indenture dated as of December 29, 1997 (the "Exchange Indenture") relating to the Exchange Debentures, we hereby certify that (1) we are the beneficial owner of such principal amount of Exchange Debentures represented by the Temporary Offshore Global Exchange Debenture and (2) we are a Non-U.S. Person to whom the Exchange Debentures could be transferred in accordance with Rule 904 of Regulation S promulgated under the Securities Act of 1933 (the "Securities Act"). [Accordingly, you are hereby requested to exchange the Temporary Offshore Global Exchange Debenture for an unlegended Permanent Offshore Global Exchange Debenture representing the undersigned's interest in the principal amount of Exchange Debentures represented by the Temporary Offshore Global Exchange Debenture, all in the manner provided for in the Exchange Indenture.] [Accordingly, you are hereby requested to issue an Offshore Physical Exchange Debenture representing the undersigned's interest in the principal amount of Exchange Debentures represented by the Offshore Global Exchange Debenture, all in the manner provided by the Exchange Indenture.]

          You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

          Very truly yours,

          [Name of Holder]

          By:__________________________________________________________________

          Authorized Signature


                                 ARTICLE THREE

                            THE EXCHANGE DEBENTURES

          SECTION 301.  Amount.
                        ------

          The aggregate principal amount of Exchange Debentures which may be authenticated and delivered under this Exchange Indenture is limited to $50,000,000, except for Exchange Debentures authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Exchange Debentures pursuant to Section 303, 304, 305, 306, 311, 312, 906, 1013, 1014 or
1108 or pursuant to an Exchange Offer. Exchange Debentures may be issued in exchange for Senior Exchangeable Preferred Stock as provided in the Certificate of Designation with respect thereto or in connection with the payment of interest on Exchange Debentures as provided herein.

          The Initial Exchange Debentures shall be known and designated as the "13 1/4% Subordinated Exchange Debentures due 2009" and the New Exchange Debentures shall be known and designated as the "13 1/4% Series B Subordinated Exchange Debentures due 2009," in each case, of the Company. The Stated Maturity of the Exchange Debentures shall be December 15, 2009, and they shall bear interest at the rate of 13 1/4% per annum from the Exchange Date, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable quarterly on March 15, June 15, September 15 and December 15 in each year, commencing on the first such date after the Exchange Date until the principal thereof is paid in full and to the Person in whose name the Exchange Debenture (or any predecessor Exchange Debenture) is registered at the close of business on the March 1, June 1, September 1 or December

1 immediately preceding such Interest Payment Date (each, a "Regular Record Date"). Interest will be computed on the Exchange Debentures as specified in
Section 310 hereof. On or prior to December 15, 2002, interest is payable in additional Exchange Debentures having an aggregate principal amount equal to the amount of such interest, or at the option of the Company, in cash. Thereafter, all interest will be payable only in cash. Interest on the Exchange Debentures will accrue from the date of issuance thereof.

          The principal of (and premium, if any) and interest on the Exchange Debentures shall be payable at the office or agency of the Company maintained for such purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose; provided, however, that, at the option of the Company, interest may be paid (a) by check (or, if Exchange Debentures have been issued as payment of interest in lieu of money, by such Exchange Debentures) mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Exchange Debenture Register or (b) by wire transfer to an account located in the United States maintained by the payee.

          Holders shall have the right to require the Company to purchase their Exchange Debentures, in whole or in part, in the event of a Change in Control pursuant to Section 1013. The Exchange Debentures shall be subject to repurchase pursuant to an Excess Proceeds Offer as provided in Section 1014.

          The Exchange Debentures shall be redeemable as provided in Article Eleven and in the Exchange Debentures. The Indebtedness evidenced by the Exchange Debentures shall be subordinated in right of payment to Senior Indebtedness as provided in Article Twelve. The due and punctual payment of principal of, and premium, if any, and interest on the Exchange Debentures payable by the Company is irrevocably and unconditionally guaranteed, to the extent set forth herein, by each of the Subsidiary Debenture Guarantors. The Debenture Guarantee issued by any Subsidiary Debenture Guarantor will be subordinated to all existing and future Guarantor Senior Indebtedness of such Subsidiary Debenture Guarantor as provided in Article Twelve.

          SECTION 302.  Denominations.
                        -------------

          The Exchange Debentures shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

          SECTION 303.  Execution, Authentication, Delivery and Dating.
                        ----------------------------------------------

          The Exchange Debentures shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, its Chief Operating Officer, its Chief Financial Officer or a Vice President. The signature of any of these officers on the

Exchange Debentures may be the manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Exchange Debentures.

          Exchange Debentures bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Exchange Debentures or did not hold such offices at the date of such Exchange Debentures.

          At any time and from time to time after the execution and delivery of this Exchange Indenture, the Company may deliver (i) Exchange Debentures and
(ii) any additional Exchange Debentures issued in lieu of interest payments in money as provided in this Exchange Indenture and in the Exchange Debentures, in each case executed by the Company to the Debenture Trustee for authentication, together with a Company Order for the authentication and delivery of such Exchange Debentures, directing the Debenture Trustee to authenticate the Exchange Debentures and certifying that all conditions precedent to the issuance of Exchange Debentures contained herein have been fully complied with, and the Debentures Trustee in accordance with such Company Order shall authenticate and deliver such Initial Exchange Debentures and Exchange Debentures issued in lieu of interest payments in money, as the case may be. On Company Order, the Debenture Trustee shall authenticate for original issue New Exchange Debentures in an aggregate principal amount not to exceed $50,000,000; provided that such New Exchange Debentures shall be issuable only upon the valid surrender for cancellation of Initial Exchange Debentures of a like aggregate principal amount in accordance with an Exchange Offer pursuant to the Registration Rights Agreement. In each case, the Debenture Trustee shall be entitled to receive an Officers' Certificate and an Opinion of Counsel of the Company that it may reasonably request in connection with such authentication of Exchange Debentures. Such order shall specify the amount of Exchange Debentures to be authenticated and the date on which the original issue of Exchange Debentures is to be authenticated.

          Each Exchange Debenture shall be dated the date of its authentication.

          No Exchange Debenture shall be entitled to any benefit under this Exchange Indenture or be valid or obligatory for any purpose unless there appears on such Exchange Debenture a certificate of authentication substantially in the form provided for herein duly executed by the Debenture Trustee by manual signature of an authorized signatory, and such certificate upon any Exchange Debenture shall be conclusive evidence, and the only evidence, that such Exchange Debenture has been duly authenticated and delivered hereunder and is entitled to the benefits of this Exchange Indenture.

          In case the Company or any Subsidiary Debenture Guarantor, pursuant to Article Eight, shall be consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company or such Subsidiary Debenture Guarantor shall have been merged, or the Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Debenture Trustee pursuant to Article Eight, any of the Exchange Debentures authenticated or delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Exchange Debentures executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Exchange Debentures surrendered for such exchange and of like principal amount; and the Debenture Trustee, upon Company Request of the successor Person, shall authenticate and deliver Exchange Debentures as specified in such request for the purpose of such exchange. If Exchange Debentures shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section 303 in exchange or substitution for or upon registration of transfer of any Exchange Debentures, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Exchange Debentures at the time Outstanding for Exchange Debentures authenticated and delivered in such new name.

          SECTION 304.  Temporary Exchange Debentures.
                        -----------------------------

          Pending the preparation of definitive Exchange Debentures, the Company may execute, and upon Company Order the Debenture Trustee shall authenticate and deliver, temporary Exchange Debentures which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Exchange Debentures in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Exchange Debentures may determine, as conclusively evidenced by their execution of such Exchange Debentures.

          If temporary Exchange Debentures are issued, the Company will cause definitive Exchange Debentures to be prepared without unreasonable delay. After the preparation of definitive Exchange Debentures, the temporary Exchange Debentures shall be exchangeable for definitive Exchange Debentures, upon surrender of the temporary Exchange Debentures at the office or agency of the Company in a Place of Payment, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Exchange Debentures, the Company shall execute and, upon Company Order, the Debenture Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Exchange Debentures of authorized denominations. Until so exchanged the temporary Exchange Debentures shall in all respects be entitled to the same benefits under this Exchange Indenture as definitive Exchange Debentures.

          SECTION 305.  Registration, Registration of Transfer and Exchange.
                         ---------------------------------------------------

          The Company shall cause to be kept at the Corporate Trust Office of the Debenture Trustee a register for the Exchange Debentures (the register maintained in the Corporate Trust Office of the Debenture Trustee and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Exchange Debenture Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Exchange Debentures and of transfers of Exchange Debentures. The Exchange Debenture Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Exchange Debenture Register shall be open to inspection by the Debenture Trustee. The Debenture Trustee is hereby initially appointed as note registrar (the Debenture Trustee in such capacity, together with any successor of the Debenture Trustee in such capacity, the "Exchange Debenture Registrar") for the purpose of registering Exchange Debentures and transfers of Exchange Debentures as herein provided.

          Upon surrender for registration of transfer of any Exchange Debenture at the office or agency in a Place of Payment, the Company shall execute, and the Debenture Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Exchange Debentures, of any authorized denomination or denominations and of a like aggregate principal amount and tenor.

          At the option of the Holder, Exchange Debentures may be exchanged for other Exchange Debentures, of any authorized denomination and of a like aggregate principal amount, upon surrender of the Exchange Debentures to be exchanged at such office or agency. Whenever any Exchange Debentures are so surrendered for exchange (including an exchange of Initial Exchange Debentures for New Exchange Debentures), the Company shall execute, and the Debenture Trustee shall authenticate and deliver, the Exchange Debentures which the Holder making the exchange is entitled to receive; provided that no exchange of Initial Exchange Debentures for New Exchange Debentures shall occur until an Exchange Offer Registration Statement shall have been declared effective by the Commission, the Debenture Trustee shall have received an Officers' Certificate confirming that the Exchange Offer Registration Statement has been declared effective by the Commission and the Initial Exchange Debentures to be exchanged for the New Exchange Debentures shall be cancelled by the Debenture Trustee.

          All Exchange Debentures issued upon any registration of transfer or exchange of Exchange Debentures shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Exchange Indenture, as the Exchange Debentures surrendered upon such registration of transfer or exchange.

          Every Exchange Debenture presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Exchange Debenture Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Exchange Debenture Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange or redemption of Exchange Debentures, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Exchange Debentures, other than exchanges pursuant to Section 303, 304, 906, 1013, 1014 or 1108 not involving any transfer.

          SECTION 306.  Mutilated, Destroyed, Lost and Stolen Exchange
                        ----------------------------------------------
Debentures.
----------

          If any mutilated Exchange Debenture is surrendered to the Debenture Trustee, the Company shall execute and the Debenture Trustee shall authenticate and deliver in exchange therefor a new Exchange Debenture of like tenor and principal amount and bearing a number not contemporaneously outstanding, or, in case any such mutilated Exchange Debenture has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Exchange Debenture, pay such Exchange Debenture.

          If there shall be delivered to the Company, any Subsidiary Debenture Guarantor and to the Debenture Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Exchange Debenture and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company, any Subsidiary Debenture Guarantor or the Debenture Trustee that such Exchange Debenture has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Debenture Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Exchange Debenture, a new Exchange Debenture of like tenor and principal amount and bearing a number not contemporaneously outstanding, or, in case any such destroyed, lost or stolen Exchange Debenture has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Exchange Debenture, pay such Exchange Debenture.

          Upon the issuance of any new Exchange Debenture under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Debenture Trustee) in connection therewith.

          Every new Exchange Debenture issued pursuant to this Section in lieu of any destroyed, lost or stolen Exchange Debenture, shall constitute an original additional contractual obligation of the Company, any Subsidiary Debenture Guarantor and any other obligor upon the Exchange Debentures, whether or not the mutilated, destroyed, lost or stolen Exchange Debenture shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this

Exchange Indenture equally and proportionately with any and all other Exchange Debentures duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Exchange Debentures.

          SECTION 307.  Payment of Interest; Interest Rights Preserved.
                        ----------------------------------------------

          Interest on any Exchange Debenture which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Exchange Debenture (or one or more Predecessor Exchange Debentures) is registered at the close of business on the Regular Record Date for such interest at the Place of Payment; provided, however, that each installment of interest on any Exchange Debenture may at the Company's option be paid (i) by mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 308, to the address of such Person as it appears on the Exchange Debenture Register or (ii) by wire transfer to an account located in the United States maintained by the payee.

          Any interest on any Exchange Debenture which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of its having been such Holder, and such defaulted interest and, if applicable, interest on such defaulted interest (to the extent lawful) at the rate specified in the Exchange Debentures (such defaulted interest and, if applicable, interest thereon herein collectively called "Defaulted Interest") may be paid by the Company, at its election in each case, as provided in clause
(1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Exchange Debentures (or their respective Predecessor Exchange Debentures) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Debenture Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Exchange Debenture and the date of the proposed payment (the "Special Record Date"), and at the same time the Company shall deposit with the Debenture Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Debenture Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Debenture Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Debenture Trustee of the notice of the proposed payment. The Debenture Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided in
     Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose name the Registered Exchange Debentures (or their respective Predecessor Exchange Debentures) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

          (2) The Company may make payment of any Defaulted Interest on the Exchange Debentures in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Exchange Debentures may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Debenture Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Debenture Trustee.

          Subject to the foregoing provisions of this Section and Section 305, each Exchange Debenture delivered under this Exchange Indenture upon registration of transfer of or in exchange for or in lieu of any other Exchange Debenture shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Exchange Debenture.

          SECTION 308.  Persons Deemed Owners.
                        ---------------------

          Prior to due presentment of an Exchange Debenture for registration of transfer, the Company, any Subsidiary Debenture Guarantor, the Debenture Trustee and any agent of the Company, any Subsidiary Debenture Guarantor or the Debenture Trustee may treat the Person in whose name such Exchange Debenture is registered as the owner of such Exchange Debenture for the purpose of receiving payment of principal of (and premium, if any, on) and (subject to Sections 305 and 307) interest on such Exchange Debenture and for all other purposes whatsoever, whether or not such Exchange Debenture be overdue, and none of the Company, any Subsidiary Debenture Guarantor, the Debenture Trustee or any agent of the Company, any Subsidiary Debenture Guarantor or the Debenture Trustee shall be affected by notice to the contrary.

          SECTION 309.  Cancellation.
                        ------------

          All Exchange Debentures surrendered for payment, redemption, repayment at the option of the Holder, registration of transfer or exchange shall, if surrendered to any Person other than the Debenture Trustee, be delivered to the Debenture Trustee. All Exchange Debentures so delivered to the Debenture Trustee shall be promptly cancelled by it. The Company may at any time deliver to the Debenture Trustee for cancellation any Exchange Debentures previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Debenture Trustee (or to any other Person for delivery to the Debenture Trustee) for cancellation any Exchange Debentures previously authenticated hereunder which the Company has not issued and sold, and all Exchange Debentures so delivered shall be promptly cancelled by the Debenture Trustee. If the Company shall so acquire any of the Exchange Debentures, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Exchange Debentures unless and until the same are surrendered to the Debenture Trustee for cancellation. No Exchange Debentures shall be authenticated in lieu of or in exchange for any Exchange Debentures cancelled as provided in this Section, except as expressly permitted by this Exchange Indenture. All cancelled Exchange Debentures held by the Debenture Trustee shall be disposed of by the Debenture Trustee in accordance with its customary procedures unless by Company Order the Company shall direct that cancelled Exchange Debentures be returned to it.

          SECTION 310.  Computation of Interest.
                        -----------------------

          Interest on the Exchange Debentures shall be computed on the basis of a 360-day year of twelve 30-day months.

          SECTION 311.  Book-Entry Provisions for Global Exchange Debentures.
                        ----------------------------------------------------

          (a) Each Global Exchange Debenture initially shall (i) be registered in the name of the Depositary for such Global Exchange Debentures or the nominee of such Depositary, (ii) be delivered to the Debenture Trustee as custodian for such Depositary and (iii) bear legends as set forth in Section 203.

          Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Exchange Indenture with respect to any Global Exchange Debenture, and the Depositary may be treated by the Company, the Subsidiary Debenture Guarantors, the Debenture Trustee and any agent of the Company, the Subsidiary Debenture Guarantors or the Debenture Trustee as the absolute owner of such Global Exchange Debenture for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Subsidiary Debenture Guarantors, the Debenture Trustee or any agent of the Company, the Subsidiary Debenture Guarantors or the Debenture Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a beneficial owner of any Exchange Debenture. The registered holder of a Global Exchange Debenture may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Exchange Indenture or the Exchange Debentures.

          (b) Interests of beneficial owners in a Global Exchange Debenture may be transferred in accordance with the applicable rules and procedures of the Depositary and the provisions of Section 312. Transfers of a Global Exchange Debenture shall be limited to transfers of such Global Exchange Debenture in whole, but not in part, to the Depositary, its successors or their respective nominees, except (i) as otherwise set forth in Section 312 and (ii) U.S. Physical Exchange Debentures or Offshore Physical Exchange Debentures shall be transferred to all beneficial owners in exchange for their beneficial interests in the U.S. Global Exchange Debenture or the Offshore Global Exchange Debenture, respectively, in the event that the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for the applicable Global Exchange Debenture or the Depositary ceases to be a "Clearing Agency" registered under the Exchange Act and a successor depositary is not appointed by the Company within 90 days or an Event of Default has occurred and is continuing and the Exchange Debenture Registrar has received a request from the Depositary. In connection with a transfer of an entire Global Exchange Debenture to beneficial owners pursuant to clause (ii) of this paragraph (b), the applicable Global Exchange Debenture shall be deemed to be surrendered to the Debenture Trustee for cancellation, and the Company shall execute, and the Debenture Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the applicable Global Exchange Debenture, an equal aggregate principal amount at maturity of U.S. Physical Exchange Debentures (in the case of the U.S. Global Exchange Debenture) or Offshore Physical Exchange Debentures (in the case of the Offshore Global Exchange Debenture), as the case may be, of authorized denominations.

          (c) Any beneficial interest in one of the Global Exchange Debentures that is transferred to a person who takes delivery in the form of an interest in the other Global Exchange Debenture will, upon transfer, cease to be an interest in such Global Exchange Debenture and become an interest in the other Global Exchange Debenture and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Exchange Debenture for as long as it remains such an interest.

          (d) Any U.S. Physical Exchange Debenture delivered in exchange for an interest in the U.S. Global Exchange Debenture pursuant to paragraph (b) of this Section shall, unless such exchange is made on or after the Resale Restriction Termination Date and except as otherwise provided in Section 312, bear the Private Placement Legend.

          SECTION 312.  Transfer Provisions.
                        -------------------

          Unless and until (i) an Initial Exchange Debenture is sold pursuant to an effective Registration Statement, or (ii) an Initial Exchange Debenture is exchanged for a New Exchange Debenture in the Exchange Offer pursuant to an effective Registration Statement, in each case, pursuant to the Registration Rights Agreement, the following provisions shall apply:

          (a)  General.  The provisions of this Section 312 shall apply to all
               -------
     transfers involving any Physical Exchange Debenture and any beneficial interest in any Global Exchange Debenture.

          (b)  Certain Definitions. As used in this Section 312 only, "delivery"
               -------------------
     of a certificate by a transferee or transferor means the delivery to the Exchange Debenture Registrar by such transferee or transferor of the applicable certificate duly completed; "holding" includes both possession of a Physical Exchange Debenture and ownership of a beneficial interest in a Global Exchange Debenture, as the context requires; "transferring" a Global Exchange Debenture means transferring that portion of the principal amount of the transferor's beneficial interest therein that the transferor has notified the Exchange Debenture Registrar that it has agreed to transfer; and "transferring" a Physical Exchange Debenture means transferring that portion of the principal amount thereof that the transferor has notified the Exchange Debenture Registrar that it has agreed to transfer.

          As used in this Exchange Indenture, "Accredited Investor Certificate" means a certificate substantially in the form set forth in Section 313; "Regulation S Certificate" means a certificate substantially in the form set forth in Section 314; "Rule 144A Certificate" means a certificate substantially in the form set forth in Section 315; and "Non-Registration Opinion and Supporting Evidence" means a written opinion of counsel reasonably acceptable to the Company to the effect that, and such other certification or information as the Company may reasonably require to confirm that, the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

          (c)  [Intentionally Omitted]

          (d)  Deemed Delivery of a Rule 144A Certificate in Certain
               -----------------------------------------------------
     Circumstances. A Rule 144A Certificate, if not actually delivered, will be
     -------------
     deemed delivered if (A) (i) the transferor advises the Company and the Debenture Trustee in writing that the relevant offer and sale were made in accordance with the provisions of Rule 144A (or, in the case of a transfer of a Physical Exchange Debenture, the transferor checks the box provided on the Physical Exchange Debenture to that effect) and (ii) the transferee advises the Company and the Debenture Trustee in writing that (x) it and, if applicable, each account for which it is acting in connection with the relevant transfer, is a qualified institutional buyer within the meaning of Rule 144A, (y) it is aware that the transfer of Exchange Debentures to it is being made in reliance on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A, and (z) prior to the proposed date of transfer it has been given the opportunity to obtain from the Company the information referred to in Rule 144A(d)(4), and has either declined such opportunity or has received such information (or, in the case of a transfer of a Physical Exchange Debenture, the transferee signs the certification provided on the Physical Exchange Debenture to that effect); or (B) the transferor holds the U.S. Global Exchange Debenture and is transferring to a transferee that will take delivery in the form of the U.S. Global Exchange Debenture.

          (e)  Procedures and Requirements.
               ---------------------------

               1. If the proposed transfer occurs prior to the Offshore Exchange Debenture Exchange Date, and the proposed transferor holds:

                    (A) a U.S. Physical Exchange Debenture which is surrendered to the Exchange Debenture Registrar, and the proposed transferee or transferor, as applicable:

                         (i) delivers an Accredited Investor Certificate and, if required by the Company, a Non-Registration Opinion and Supporting Evidence, or delivers (or is deemed to have delivered pursuant to clause (d) above) a Rule 144A Certificate and the proposed transferee requests delivery in the form of a U.S. Physical Exchange Debenture, then the Exchange Debenture Registrar shall (x) register such transfer in the name of such transferee and record the date thereof in its books and records, (y) cancel such surrendered U.S. Physical Exchange Debenture and (z) deliver a new U.S. Physical Exchange Debenture to such transferee duly registered in the name of such transferee in principal amount equal to the principal amount being transferred of such surrendered U.S. Physical Exchange Debenture;

                         (ii) delivers (or is deemed to have delivered pursuant to clause (d) above) a Rule 144A Certificate and the proposed transferee is or is acting through an Agent Member and requests that the proposed transferee receive a beneficial interest in the U.S. Global Exchange Debenture, then the Exchange Debenture Registrar shall (x) cancel such surrendered U.S. Physical Exchange Debenture, (y) record an increase in the principal amount of the U.S. Global Exchange Debenture equal to the principal amount being transferred of such surrendered U.S. Physical Exchange Debenture and (z) notify the Depositary in accordance with the procedures of the Depositary that it approves of such transfer; or

                         (iii) delivers a Regulation S Certificate and the
                    proposed transferee is or is acting through an Agent Member and requests that the proposed transferee receive a beneficial interest in the Temporary Offshore Global Exchange Debenture, then the Exchange Debenture Registrar shall (x) cancel such surrendered U.S. Physical Exchange Debenture, (y) record an increase in the principal amount of the Temporary Offshore Global Exchange

                    Debenture equal to the principal amount being transferred of such surrendered U.S. Physical Exchange Debenture and (z) notify the Depositary in accordance with the procedures of the Depositary that it approves of such transfer.

               In any of the cases described in this Section 312(e)(1)(A), the Exchange Debenture Registrar shall deliver to the transferor a new U.S. Physical Exchange Debenture in principal amount equal to the principal amount not being transferred of such surrendered U.S. Physical Exchange Debenture, as applicable.

                    (B) the U.S. Global Exchange Debenture, and the proposed transferee or transferor, as applicable:

                         (i) delivers an Accredited Investor Certificate and, if required by the Company, a Non-Registration Opinion and Supporting Evidence, or delivers (or is deemed to have delivered pursuant to clause (d) above) a Rule 144A Certificate and the proposed transferee requests delivery in the form of a U.S. Physical Exchange Debenture, then the Exchange Debenture Registrar shall (w) register such transfer in the name of such transferee and record the date thereof in its books and records, (x) record a decrease in the principal amount of the U.S. Global Exchange Debenture in an amount equal to the beneficial interest therein being transferred, (y) deliver a new U.S. Physical Exchange Debenture to such transferee duly registered in the name of such transferee in principal amount equal to the amount of such decrease and (z) notify the Depositary in accordance with the procedures of the Depositary that it approves of such transfer;

                         (ii) delivers (or is deemed to have delivered pursuant to clause (d) above) a Rule 144A Certificate and the proposed transferee is or is acting through an Agent Member and requests that the proposed transferee receive a beneficial interest in the U.S. Global Exchange Debenture, then the transfer shall be effected in accordance with the procedures of the Depositary therefor; or

                         (iii) delivers a Regulation S Certificate and the
                    proposed transferee is or is acting through an Agent Member and requests that the proposed transferee receive a beneficial interest in the Temporary Offshore Global Exchange Debenture, then the Exchange Debenture Registrar shall (w) register such transfer in the name of such transferee and record the date thereof in its books and records, (x) record a decrease in the principal amount of the U.S. Global Exchange Debenture in an amount equal to the beneficial interest therein being transferred,
                    (y) record an increase in the principal amount of the Offshore Global Exchange Debenture equal to the amount of such decrease and (z) notify the Depositary in accordance with the procedures of the Depositary that it approves of such transfer.

                    (C) the Temporary Offshore Global Exchange Debenture, and the proposed transferee or transferor, as applicable:

                         (i) delivers an Accredited Investor Certificate and, if required by the Company, a Non-Registration Opinion and Supporting Evidence, or delivers (or is deemed to have delivered pursuant to clause (d) above) a Rule 144A Certificate and the proposed transferee requests delivery in the form of a U.S. Physical Exchange Debenture, then the Exchange Debenture Registrar shall (w) register such transfer in the name of such transferee and record the date thereof in its books and records, (x) record a decrease in the principal amount of the Offshore Global Exchange Debenture in an amount equal to the beneficial interest therein being transferred, (y) deliver a new U.S. Physical Exchange Debenture to such transferee duly registered in the name of such transferee in principal amount equal to the amount of such decrease and (z) notify the Depositary in accordance with the procedures of the Depositary that it approves of such transfer;

                         (ii) delivers (or is deemed to have delivered pursuant
                    to clause (d) above) a Rule 144A Certificate and the proposed transferee is or is acting through an Agent Member and requests that the proposed transferee receive a beneficial interest in the U.S. Global Exchange Debenture, then the Exchange Debenture Registrar shall (x) record a decrease in the principal amount of the Offshore Global Exchange Debenture in an amount equal to the beneficial interest therein being transferred, (y) record an increase in the principal amount of the U.S. Global Exchange Debenture equal to the amount of such decrease and (z) notify the Depositary in accordance with the procedures of the Depositary that it approves of such transfer; or

                         (iii) delivers a Regulation S Certificate and the
                    proposed transferee is or is acting through an Agent Member and requests that the proposed transferee receive a beneficial interest in the Temporary Offshore Global Exchange Debenture, then the transfer shall be effected in accordance with the procedures of the Depositary therefor; provided, however, that until the Offshore Exchange Debenture Exchange Date occurs, beneficial interests in the Offshore Global Exchange Debenture may be held only in or through accounts maintained at the Depositary by Euroclear or Cedel (or by Agent Members acting for the account thereof), and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account.

               2. If the proposed transfer occurs on or after the Offshore Exchange Debentures Exchange Date and the proposed transferor holds:

                    (A) a U.S. Physical Exchange Debenture which is surrendered to the Exchange Debenture Registrar, and the proposed transferee or transferor, as applicable:

                         (i) delivers an Accredited Investor Certificate and, if required by the Company, a Non-Registration Opinion and Supporting Evidence, or delivers (or is deemed to have delivered pursuant to clause (d) above) a Rule 144A Certificate and the proposed transferee requests delivery in the form of a U.S. Physical Exchange Debenture, then the procedures set forth in Section 312(e)(1)(A)(i) shall apply;

                         (ii) delivers (or is deemed to have delivered pursuant to clause (d) above) a Rule 144A Certificate and the proposed transferee is or is acting through an Agent Member and requests that the proposed transferee receive a beneficial interest in the Offshore Global Exchange Debenture, then the procedures set forth in Section 312(e)(1)(A)(ii) shall apply; or

                         (iii) delivers a Regulation S Certificate, then the
                    Exchange Debenture Registrar shall cancel such surrendered U.S. Physical Exchange Debenture and at the direction of the transferee, either:

                         (x) register such transfer in the name of such transferee, record the date thereof in its books and records and deliver a new Offshore Physical Exchange Debenture to such transferee in principal amount equal to the principal amount being transferred of such surrendered U.S. Physical Exchange Debenture, or

                         (y) if the proposed transferee is or is acting through an Agent Member, record an increase in the principal amount of the Offshore Global Exchange Debenture equal to the principal amount being transferred of such surrendered U.S. Physical Exchange Debenture and notify the Depositary in accordance with the procedures of the Depositary that it approves of such transfer.

                    In any of the cases described in this Section
                    312(e)(2)(A)(i), (ii) or (iii)(x), the Exchange Debenture Registrar shall deliver to the transferor a new U.S. Physical Exchange Debenture in principal amount equal to the principal amount not being transferred of such surrendered U.S. Physical Exchange Debenture, as applicable.

                    (B) the U.S. Global Exchange Debenture, and the proposed transferee or transferor, as applicable:

                         (i) delivers an Accredited Investor Certificate and, if required by the Company, a Non-Registration Opinion and Supporting Evidence, or delivers (or is deemed to have delivered pursuant to clause (d) above) a Rule 144A Certificate and the proposed transferee requests delivery in the form of a U.S. Physical Exchange Debenture, then the procedures set forth in Section 312(e)(1)(B)(i) shall apply; or

                         (ii) delivers (or is deemed to have delivered pursuant to clause (d) above) a Rule 144A Certificate and the proposed transferee is or is acting through an Agent Member and requests that the proposed transferee receive a beneficial interest in the U.S. Global Exchange Debenture, then the procedures set forth in Section 312(e)(1)(B)(ii) shall apply; or

                         (iii) delivers a Regulation S Certificate, then the
                    Exchange Debenture Registrar shall (x) record a decrease in the principal amount of the U.S. Global Exchange Debenture in an amount equal to the beneficial interest therein being transferred, (y) notify the Depositary in accordance with the procedures of the

                    Depositary that it approves of such transfer and (z) at the direction of the transferee, either:

                              (x) register such transfer in the name of such transferee, record the date thereof in its books and records and deliver a new Offshore Physical Exchange Debenture to such transferee in principal amount equal to the amount of such decrease, or

                              (y) if the proposed transferee is or is acting through an Agent Member, record an increase in the principal amount of the Offshore Global Exchange Debenture equal to the amount of such decrease.

                    (C) an Offshore Physical Exchange Debenture which is surrendered to the Exchange Debenture Registrar, and the proposed transferee or transferor, as applicable:

                         (i) delivers (or is deemed to have delivered pursuant to clause (d) above) a Rule 144A Certificate and the proposed transferee is or is acting through an Agent Member and requests delivery in the form of the U.S. Global Exchange Debenture, then the Exchange Debenture Registrar shall (x) cancel such surrendered Offshore Physical Exchange Debenture, (y) record an increase in the principal amount of the U.S. Global Exchange Debenture equal to the principal amount being transferred of such surrendered Offshore Physical Exchange Debenture and (z) notify the Depositary in accordance with the procedures of the Depositary that it approves of such transfer;

                         (ii) where the proposed transferee is or is acting
                    through an Agent Member, requests that the proposed transferee receive a beneficial interest in the Offshore Global Exchange Debenture, then the Exchange Debenture Registrar shall (x) cancel such surrendered Offshore Physical Exchange Debenture, (y) record an increase in the principal amount of the Offshore Global Exchange Debenture equal to the principal amount being transferred of such surrendered Offshore Physical Exchange Debenture and (z) notify the Depositary in accordance with the procedures of the Depositary that it approves of such transfer; or

                         (iii) does not make a request covered by Section
                    312(e)(2)(C)(i) or Section 312(e)(2)(C)(ii), then the
                    Exchange Debenture Registrar shall (x) register such transfer in the name of such transferee and record the date thereof in its books and records, (y) cancel such surrendered Offshore Physical Exchange Debenture and (z) deliver a new Offshore Physical Exchange Debenture to such transferee duly registered in the name of such transferee in principal amount equal to the principal amount being transferred of such surrendered Offshore Physical Exchange Debenture.

               In any of the cases described in this Section 312(e)(2)(C), the Exchange Debenture Registrar shall deliver to the transferor a new U.S. Physical Exchange Debenture in principal amount equal to the principal amount not being transferred of such surrendered U.S. Physical Exchange Debenture, as applicable.

                    (D) the Offshore Global Exchange Debenture, and the proposed transferee or transferor, as applicable:

                         (i) delivers (or is deemed to have delivered pursuant to clause (d) above) a Rule 144A Certificate and the proposed transferee is or is acting through an Agent Member and requests delivery in the form of the U.S. Global Exchange Debenture, then the Exchange Debenture Registrar shall (x) record a decrease in the principal amount of the Offshore Global Exchange Debenture in an amount equal to the beneficial interest therein being transferred, (y) record an increase in the principal amount of the U.S. Global Exchange Debenture equal to the amount of such decrease and (z) notify the Depositary in accordance with the procedures of the Depositary that it approves of such transfer;

                         (ii) where the proposed transferee is or is acting through an Agent Member, requests that the proposed transferee receive a beneficial interest in the Offshore Global Exchange Debenture, then the transfer shall be effected in accordance with the procedures of the Depositary therefor; or

                         (iii) does not make a request covered by Section
                    312(e)(2)(D)(i) or Section 312(e)(2)(D)(ii), then the
                    Exchange Debenture Registrar shall (w) register such transfer in the name of such transferee and record the date thereof in its books and records, (x) record a decrease in the principal amount of the Offshore Global

                    Exchange Debenture in an amount equal to the beneficial interest therein being transferred, (y) deliver a new Offshore Physical Exchange Debenture to such transferee duly registered in the name of such transferee in principal amount equal to the amount of such decrease and (z) notify the Depositary in accordance with the procedures of the Depositary that it approves of such transfer.

          (f)  Execution, Authentication and Delivery of Physical Exchange
               -----------------------------------------------------------
     Debentures.  In any case in which the Exchange Debenture Registrar is
     ----------
     required to deliver a Physical Exchange Debenture to a transferee or transferor, the Company shall execute, and the Debenture Trustee shall authenticate and make available for delivery, such Physical Exchange Debenture.

          (g)  Certain Additional Terms Applicable to Physical Exchange
               --------------------------------------------------------
     Debentures.  Any transferee entitled to receive a Physical Exchange
     ----------
     Debenture may request that the principal amount thereof be evidenced by one or more Physical Exchange Debentures in any authorized denomination or denominations and the Exchange Debenture Registrar shall comply with such request if all other transfer restrictions are satisfied.

          (h)  Transfers Not Covered by Section 312(e).  The Exchange Debenture
               ---------------------------------------
     Registrar shall effect and record, upon receipt of a written request from the Company so to do, a transfer not otherwise permitted by Section 312(e), such recording to be done in accordance with the otherwise applicable provisions of Section 312(e), upon the furnishing by the proposed transferor or transferee of a Non-Registration Opinion and Supporting Evidence.

          (i)  General.  By its acceptance of any Exchange Debenture bearing the
               -------
     Private Placement Legend, each Holder of such Exchange Debenture acknowledges the restrictions on transfer of such Exchange Debenture set forth in this Exchange Indenture and in the Private Placement Legend and agrees that it will transfer such Exchange Debenture only as provided in this Exchange Indenture. The Exchange Debenture Registrar shall not register a transfer of any Exchange Debenture unless such transfer complies with the restrictions with respect thereto set forth in this Exchange Indenture. The Exchange Debenture Registrar shall not be required to determine (but may rely upon a determination made by the Company) the sufficiency or accuracy of any such certifications, legal opinions, other information or document.

          (j)  Private Placement Legend. Upon the transfer, exchange or
               ------------------------
     replacement of Exchange Debentures not bearing the Private Placement Legend, the Exchange Debenture Registrar shall deliver Exchange Debentures that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Exchange Debentures bearing the Private Placement Legend, the Exchange Debenture Registrar shall deliver only Exchange

     Debentures that bear the Private Placement Legend unless (i) the circumstances exist contemplated by the fourth paragraph of Section 201 (with respect to an Offshore Physical Exchange Debenture) or the requested transfer is at least two years after the original issue date of the Initial Exchange Debenture (with respect to any Physical Exchange Debenture), (ii) there is delivered to the Exchange Debenture Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Debenture Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act or (iii) such Exchange Debentures are exchanged for New Exchange Debentures pursuant to an Exchange Offer.

          SECTION 313.  Form of Accredited Investor Certificate.
                        ---------------------------------------

                      Transferee Letter of Representation
                      -----------------------------------

United States Trust Company of New York,
   as Debenture Trustee
114 West 47th Street
New York, NY  10036
Attention:  Corporate Trust Administration

Ladies and Gentlemen:

          In connection with our proposed purchase of $_______ aggregate principal amount of the 13 1/4% Subordinated Exchange Debentures due 2009 (the "Exchange Debentures") of Tuesday Morning Corporation (the "Company"), we confirm that:

          1. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act")) purchasing for our own account or for the account of such an institutional "accredited investor," and we are acquiring the Exchange Debentures for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act or other applicable securities law and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Exchange Debentures, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

          2. We understand and acknowledge that the Exchange Debentures have not been registered under the Securities Act, or any other applicable securities law and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, or pursuant to an exemption therefrom, and in each case in compliance with the conditions for transfer set forth below. We agree on our own behalf and on behalf of any investor account for which we are purchasing Exchange Debentures to offer, sell or otherwise transfer such Exchange Debentures prior to the date which is two years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Exchange Debentures (or any predecessor thereto) (the "Resale Restriction Termination Date") only (a) to the Company or any subsidiary thereof, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) for so long as the Exchange Debentures are eligible for resale pursuant to Rule 144A under the Securities Act ("Rule 144A"), to a person we reasonably believe is a "Qualified Institutional Buyer" within the meaning of Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales to non-U.S. persons that occur outside the United States within the meaning of Regulation S under the Securities Act or (e) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Exchange Debentures is proposed to be made pursuant to clause (d) or (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver to the trustee (the "Debenture Trustee") under the Exchange Indenture pursuant to which the Exchange Debentures are issued a letter from the transferee substantially in the form of this letter, which shall provide, among other things, that the transferee is a person or entity as defined in paragraph 1 of this letter and that it is acquiring such Exchange Debentures for investment purposes and not for distribution in violation of the Securities Act. We acknowledge that the Company and the Debenture Trustee reserve the right prior to any offer, sale or other transfer of the Exchange Debentures pursuant to clauses (d) and (e) above prior to the Resale Restriction Termination Date to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and the Debenture Trustee.

          3. We are acquiring the Exchange Debentures purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion.

          4. You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

          THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                              Very truly yours,

                              (Name of Purchaser)

                              By:____________________________

                              Date:__________________________

          Upon transfer, the Exchange Debentures would be registered in the name of the new beneficial owner as follows:

               Name                 Address        Taxpayer ID Number
               ----                 -------        ------------------



          Date of this Certificate _______________ __, 199__


          SECTION 314.  Form of Regulation S Certificate.
                        --------------------------------

                           Regulation S Certificate
                           ------------------------

To:  United States Trust Company of New York,
        as Debenture Trustee (the "Debenture Trustee")
     114 West 47th Street
     New York, NY  10036

     Attention:   Corporate Trust Administration

     Re:  Tuesday Morning Corporation (the "Company")
          13 1/4% Subordinated Exchange Debentures due 2009
          (the "Exchange Debentures")
          -------------------------------------------------

Ladies and Gentlemen:

          In connection with our proposed sale of $____ aggregate principal amount of Exchange Debentures, we confirm that such sale has been effected pursuant to and in accordance with Regulation S ("Regulation S") under the Securities Act of 1933, as amended (the "Securities Act"), and accordingly, we hereby certify as follows:

          1. The offer of the Exchange Debentures was not made to a person in the United States (unless such person or the account held by it for which it is acting is excluded from the definition of "U.S. person" pursuant to Rule 902(o) of Regulation S under the circumstances described in Rule 902(i)(3) of Regulation S) or specifically targeted at an identifiable group of U.S. citizens abroad.

          2. Either (a) at the time the buy order was originated, the buyer was outside the United States or we and any person acting on our behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market, and neither we nor any person acting on our behalf knows that the transaction was pre-arranged with a buyer in the United States.

          3. Neither we, any of our affiliates, nor any person acting on our or their behalf has made any directed selling efforts in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable.

          4. The proposed transfer of Exchange Debentures is not part of a plan or scheme to evade the registration requirements of the Securities Act.

          5. If we are a dealer or a person receiving a selling concession or other fee or remuneration in respect of the Exchange Debentures, and the proposed transfer takes place before the Offshore Exchange Debenture Exchange Date referred to in the Exchange Indenture dated as of December 29, 1997, among the Company, the guarantors thereunder and the Debenture Trustee, or we are an officer or director of the Company or a distributor, we certify that the proposed transfer is being made in accordance with the provisions of Rules 903 and 904(c) of Regulation S.

          You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                              Very truly yours,

                              [NAME OF SELLER]


                              By:__________________________
                              Name:
                              Title:
                              Address:


Date of this Certificate:  __________ __, 199_

          SECTION 315.  Form of Rule 144A Certificate.
                        -----------------------------

                             Rule 144A Certificate
                             ---------------------

To:  United States Trust Company of New York,
       as Debenture Trustee (the "Debenture Trustee")
     114 West 47th Street
     New York, NY  10036

     Attention:  Corporate Trust Administration

     Re:  Tuesday Morning Corporation (the "Company")
               13 1/4% Subordinated Exchange Debentures due 2009
               (the "Exchange Debentures")
               -------------------------------------------------

Ladies and Gentlemen:

          In connection with our proposed sale of $____ aggregate principal amount of Exchange Debentures, we confirm that such sale has been effected pursuant to and in accordance with Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act"). We are aware that the transfer of Exchange Debentures to us is being made in reliance on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A. Prior to the date of this Certificate we have been given the opportunity to obtain from the Company the information referred to in Rule 144A(d)(4), and have either declined such opportunity or have received such information.

          You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                        Very truly yours,

                                        [NAME OF PURCHASER]


                                        By:__________________________
                                           Name:
                                           Title:
                                           Address:

Date of this Certificate:  __________ __, 199_

          SECTION 316.  CUSIP Numbers.
                        -------------

          The Company in issuing the Exchange Debentures may use "CUSIP" numbers (if then generally in use) in addition to serial numbers, and, if so, the Debenture Trustee shall use such "CUSIP" numbers in addition to serial numbers in notices of redemption, repurchase or other notices to Holders as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such CUSIP numbers either as printed on the Exchange Debentures or as contained in any notice of a redemption or repurchase and that reliance may be placed only on the serial or other identification numbers printed on the Exchange Debentures, and any such redemption or repurchase shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Debenture Trustee of any change in the CUSIP numbers.


                                 ARTICLE FOUR

                          SATISFACTION AND DISCHARGE

          SECTION 401.  Satisfaction and Discharge of Exchange Indenture.
                        ------------------------------------------------

          This Exchange Indenture shall, upon Company Request, cease to be of further effect with respect to Exchange Debentures (except as to any surviving rights of registration of transfer or exchange of the Exchange Debentures as expressly provided for) and the Debenture Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Exchange Indenture when

          (1)  either

               (A) all the Exchange Debentures theretofore authenticated and delivered (other than (i) Exchange Debentures which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, and (ii) Exchange Debentures for whose payment money has theretofore been deposited in trust with the Debenture Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust as provided in Section 1003) have been delivered to the Debenture Trustee for cancellation; or

               (B) all Exchange Debentures and, in the case of (i) or (ii) below, not theretofore delivered to the Debenture Trustee for cancellation

                    (i)   have become due and payable,

                    (ii) will become due and payable at their Stated Maturity within one year or

                    (iii) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Debenture Trustee for the giving of notice of redemption by the Debenture Trustee in the name, and at the expense, of the Company, and the Company or any Subsidiary Debenture Guarantor, in the case of (i),
     (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Debenture Trustee as trust funds in trust for such purpose an amount sufficient to pay and discharge the entire indebtedness on such Exchange Debentures not theretofore delivered to the Debenture Trustee for cancellation, for principal (and premium, if any) and interest on the Exchange Debentures to the date of such deposit (in the case of Exchange Debentures which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) no Default or Event of Default with respect to this Exchange Indenture or the Exchange Debenture shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit and such deposit will not result in a breach or violation of, or constitute a default under, any other instrument or agreement to which the Company or any Subsidiary Debenture Guarantor is a party or by which it is bound;

          (3) the Company or any Subsidiary Debenture Guarantor has paid or caused to be paid all other sums payable hereunder by the Company or any Subsidiary Debenture Guarantor;

          (4) the Company has delivered irrevocable instructions to the Debenture Trustee to apply the deposited money toward the payment of such Exchange Debentures at maturity or the Redemption Date, as the case may be; and

          (5) the Company has delivered to the Debenture Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Exchange Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Exchange Indenture, the obligations of the Company to the Debenture Trustee under Section 606, the obligations of the Company to any Authenticating Agent under Section 612 and, if money shall have been deposited with the Debenture Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Debenture Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

          SECTION 402.  Application of Trust Money.
                        --------------------------

          Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Debenture Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Exchange Debentures and this Exchange Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Debenture Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Debenture Trustee; but such money need not be segregated from other funds except to the extent required by law.

          If the Debenture Trustee or Paying Agent is unable to apply any money in accordance with Section 401 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's and any Subsidiary Debenture Guarantor's obligations under this Exchange Indenture and the Exchange Debentures shall be revived and reinstated as though no deposit had occurred pursuant to Section 401; provided that if the Company has made any payment of principal of, premium, if any, or interest on any Exchange Debentures because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Exchange Debentures to receive such payment from the money held by the Debenture Trustee or Paying Agent.


                                 ARTICLE FIVE

                                   REMEDIES

          SECTION 501.  Events of Default.
                        -----------------

          "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article 12 or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest on any Exchange Debenture when it becomes due and payable and continuance of such default for a period of 30 days;

          (2) default in the payment of the principal of, or premium, if any, on any Exchange Debenture at its Maturity (upon acceleration, optional redemption, required purchase or otherwise);

          (3) default in the performance, or breach, of the provisions described in Article Eight, the failure to make or consummate a Change in Control Offer in accordance with Section 1013 or the failure to make or consummate an Excess Proceeds Offer in accordance with Section 1014;

          (4) default in the performance, or breach, of any covenant or warranty of the Company or any Subsidiary Debenture Guarantor contained in this Exchange Indenture or any Debenture Guarantee (other than a default in the performance, or breach, of a covenant or warranty which is specifically dealt with in clause (1), (2) or (3) of this Section) and continuance of such default or breach for a period of 30 days after there has been given to the Company by the Debenture Trustee or to the Company and the Debenture Trustee by the Holders of at least 25% in aggregate principal amount of all Outstanding Exchange Debentures;

          (5) (a) one or more defaults in the payment of principal of or premium, if any, on Indebtedness of the Company or any Restricted Subsidiary aggregating $10,000,000 or more, when the same becomes due and payable at the stated maturity thereof, and such default or defaults shall have continued after any applicable grace period and shall not have been cured or waived or (b) Indebtedness of the Company or any Restricted Subsidiary aggregating $10,000,000 or more shall have been accelerated or otherwise declared due and payable, or required to be prepaid or repurchased (other than by regularly scheduled required prepayment) prior to the stated maturity thereof;

          (6) one or more final judgments or orders shall be rendered against the Company or any Restricted Subsidiary which require the payment of money, either individually or in an aggregate amount, in excess of $10,000,000 and shall not be discharged and either (a) an enforcement proceeding shall have been commenced by any creditor upon such judgment or order or (b) there shall have been a period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, was not in effect;

          (7) any Debenture Guarantee ceases to be in full force and effect or is declared null and void or any Subsidiary Debenture Guarantor denies that it has any further liability under any Debenture Guarantee, or gives notice to such effect (other than by reason of the termination of this Exchange Indenture or the release of any such Debenture Guarantee in accordance with this Exchange Indenture); or

          (8) the Company or any of its Significant Subsidiaries pursuant to or within the meaning of Bankruptcy Law: (A) commences a voluntary case; (B) consents to the entry of an order for relief against it in an involuntary case; (C) consents to the appointment of a Custodian of it or for all or substantially all of its property; (D) makes a general assignment for the benefit of its creditors, or (E) admits in writing that it is generally not paying its debts (other than debts which are the subject of a bona fide dispute) as they become due; or

          (9) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that remains unstayed and in effect for 60 days and:
     (A) is for relief against the Company or any of its Significant Subsidiaries in an involuntary case; (B) appoints a Custodian of the Company or any of its Significant Subsidiaries or for all or substantially all of the property of the Company or any of its Significant Subsidiaries; or (C) orders the liquidation of the Company or any of its Significant Subsidiaries; provided that clauses (A), (B) and (C) shall not apply to an Unrestricted Subsidiary, unless such action or proceeding has a material adverse effect on the interests of the Company or any Restricted Subsidiary.

          SECTION 502.  Acceleration of Maturity; Rescission and Annulment.
                        --------------------------------------------------

          If an Event of Default (other than an Event of Default specified in clause (8) or (9) of Section 501) occurs and is continuing, then in every such case the Debenture Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Exchange Debentures, by written notice to the Company (and to the Debenture Trustee if such notice is given by the Holders), may, and the Debenture Trustee, upon the written request of such Holders, shall declare the principal of, premium, if any, and accrued interest on all of the Outstanding Exchange Debentures to be due and payable immediately; provided that so long as the Senior Credit Agreement shall be in full force and effect, if an Event of Default shall have occurred and be continuing (other than as specified in clause (8) or (9) of Section 501 with respect to the Company), any such acceleration shall not be effective until the earlier to occur of (x) five Business Days following delivery of a written notice of such acceleration of the Exchange Debentures to the agent under the Senior Credit Agreement and
(y) the acceleration of any Indebtedness under the Senior Credit Agreement. Upon any such declaration all such amounts payable in respect of the Exchange Debentures shall become immediately due and payable. If an Event of Default specified in clause (8) or (9) of Section 501 occurs and is continuing, then the principal of, premium, if any, and accrued interest on all of the Outstanding Exchange Debentures shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Debenture Trustee or any Holder.

          At any time after a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Debenture Trustee as hereinafter provided in this Article, the Holders of a majority in aggregate principal amount of the Outstanding Exchange Debentures, by written notice to the Company and the Debenture Trustee, may rescind and annul such declaration and its consequences if:

          (1) the Company has paid or deposited with the Debenture Trustee a sum sufficient to pay

               (A) all overdue interest on all Outstanding Exchange Debentures,

               (B) all unpaid principal of (and premium, if any, on) any Outstanding Exchange Debentures that has become due otherwise than by such declaration of acceleration together with interest on such unpaid principal at the rate borne by such Exchange Debentures,

               (C) to the extent that payment of such interest is lawful, interest on overdue interest and overdue principal at the rate borne by such Exchange Debentures, and

               (D) all sums paid or advanced by the Debenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Debenture Trustee, its agents and counsel; and

          (2) all Events of Default, other than the non-payment of amounts of principal (or premium, if any, on) or interest on Exchange Debentures which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

          No such rescission shall affect any subsequent default or impair any right consequent thereon.

          SECTION 503.  Collection of Indebtedness and Suits for Enforcement by
                        -------------------------------------------------------
Debenture Trustee.
-----------------

          The Company covenants that if

          (1) default is made in the payment of any installment of interest on any Exchange Debenture when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Exchange Debenture at the Maturity thereof,

then the Company will, upon demand of the Debenture Trustee, pay to the Debenture Trustee for the benefit of the Holders of such Exchange Debentures, the whole amount then due and payable on such Exchange Debentures for principal (and premium, if any) and interest, and interest on any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installment of interest, at the rate borne by such Exchange Debentures, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Debenture Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Debenture Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any Subsidiary Debenture Guarantor (in accordance with the applicable Debenture Guarantee) or any other obligor upon such Exchange Debentures and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, any Subsidiary Debenture Guarantor or any other obligor upon such Exchange Debentures, wherever situated.

          If an Event of Default occurs and is continuing, the Debenture Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders under this Exchange Indenture of the Debenture Guarantees by such appropriate judicial proceedings as the Debenture Trustee shall deem most effectual to protect and enforce any such rights, including seeking recourse against any Subsidiary Debenture Guarantor, whether for the specific enforcement of any covenant or agreement in this Exchange Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy, including, without limitation, seeking recourse against any Subsidiary Debenture Guarantor.

          SECTION 504.  Debenture Trustee May File Proofs of Claim.
                        ------------------------------------------

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor, including any Subsidiary Debenture Guarantor, upon the Exchange Debentures or the property of the Company or of such other obligor or their creditors, the Debenture Trustee (irrespective of whether the principal of the Exchange Debentures shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Debenture Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Exchange Debentures to take such other actions (including participating as a member, voting or otherwise, of any official committee of creditors appointed in such matter) and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Debenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Debenture Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Debenture Trustee and, in the event that the Debenture Trustee shall consent to the making of such payments directly to the Holders, to pay to the Debenture Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Debenture Trustee, its agents and counsel, and any other amounts due the Debenture Trustee under Section 607.

          Nothing herein contained shall be deemed to authorize the Debenture Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Exchange Debentures or the rights of any Holder thereof or to authorize the Debenture Trustee to vote in respect of the claim of any Holder in any such proceeding.

          SECTION 505.  Debenture Trustee May Enforce Claims Without Possession
                        -------------------------------------------------------
of Exchange Debentures.
----------------------

          All rights of action and claims under this Exchange Indenture, the Exchange Debentures or the Debenture Guarantees may be prosecuted and enforced by the Debenture Trustee without the possession of any of the Exchange Debentures or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Debenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Debenture Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Exchange Debentures in respect of which such judgment has been recovered.

          SECTION 506.  Application of Money Collected.
                        ------------------------------

          Subject to Article Twelve, any money collected by the Debenture Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Debenture Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Exchange Debentures and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          First:  To the payment of all amounts due the Debenture Trustee under
          -----
     Section 607;

          Second:  To the payment of the amounts then due and unpaid for
          ------
     principal of (and premium, if any, on) and interest on the Exchange Debentures in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Exchange Debentures for principal (and premium, if any) and interest, respectively; and

          Third:  The balance, if any, to the Person or Persons entitled
          -----
     thereto, including the Company or any other obligor on the Exchange Debentures, as their interests may appear or as a court of competent jurisdiction may direct; provided that all sums due and owing to the Holders and the Debenture Trustee have been paid in full as required by this Exchange Indenture.

          SECTION 507.  Limitation on Suits.
                        -------------------

          No Holder of any Exchange Debenture shall have any right to institute any proceeding, judicial or otherwise, with respect to this Exchange Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Debenture Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Exchange Debentures shall have made a written request to the Debenture Trustee to institute proceedings in respect of such Event of Default in its own name as Debenture Trustee hereunder;

          (3) such Holder or Holders have offered to the Debenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Debenture Trustee for 30 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Debenture Trustee during such 30-day period by the Holders of a majority in principal amount of the Outstanding Exchange Debentures;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Exchange Indenture, any Exchange Debenture or any Debenture Guarantee to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Exchange Indenture, any Exchange Debenture or any Debenture Guarantee, except in the manner herein provided and for the equal and ratable benefit of all Holders.

          SECTION 508.  Unconditional Right of Holders to Receive Principal,
                        ----------------------------------------------------
Premium and Interest.
--------------------

          Notwithstanding any other provision in this Exchange Indenture, the Holder of any Exchange Debenture shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article Eleven) and in such Exchange Debenture of the principal of (and premium, if any, on) and (subject to Section 307) interest on, such Exchange Debenture on the respective Stated Maturities expressed in such Exchange Debenture (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

          SECTION 509.  Restoration of Rights and Remedies.
                        ----------------------------------

          If the Debenture Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Exchange Indenture or any Debenture Guarantee and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Debenture Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, any Subsidiary Debenture Guarantor, any other obligor on the Exchange Debentures, the Debenture Trustee and the Holders of Exchange Debentures shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Debenture Trustee and the Holders shall continue as though no such proceeding had been instituted.

          SECTION 510.  Rights and Remedies Cumulative.
                        ------------------------------

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Exchange Debentures in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Debenture Trustee or to the Holders of Exchange Debentures is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 511.  Delay or Omission Not Waiver.
                        ----------------------------

          No delay or omission of the Debenture Trustee or of any Holder of any Exchange Debenture to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Debenture Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Debenture Trustee or by the Holders, as the case may be.

          SECTION 512.  Control by Holders.
                        ------------------

          The Holders of not less than a majority in aggregate principal amount of the Outstanding Exchange Debentures shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Exchange Indenture,

          (2) subject to Section 315 of the Trust Indenture Act, the Debenture Trustee may take any other action deemed proper by the Debenture Trustee which is not inconsistent with such direction, and

          (3) the Debenture Trustee need not take any action which might involve it in personal liability or be unjustly prejudicial to the Holders of Exchange Debentures not consenting.

          SECTION 513.  Waiver of Past Defaults.
                        -----------------------

          Subject to Sections 508, 902 and the last paragraph of Section 502, the Holders of not less than a majority in aggregate principal amount of the Outstanding Exchange Debentures (including consents obtained in connection with a tender offer or exchange offer for the Exchange Debentures) may on behalf of the Holders of all the Exchange Debentures waive any past default hereunder and its consequences under this Exchange Indenture or any Debenture Guarantee, except a default

          (1) in respect of the payment of the principal of (or premium, if any, on) or interest on any Exchange Debenture, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Exchange Debenture affected.

          Upon any such waiver, any such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Exchange Indenture and the Debenture Guarantees; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

          SECTION 514.  Waiver of Stay or Extension Laws.
                        --------------------------------

          Each of the Company, the Subsidiary Debenture Guarantors and any other obligor on the Exchange Debentures covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company, any Subsidiary Debenture Guarantor or any such obligor from paying all or any portion of the principal of, premium, if any, or interest on the Exchange Debentures contemplated herein or in the Exchange Debentures or which may affect the covenants or the performance of this Exchange Indenture; and each of the Company, the Subsidiary Debenture Guarantors and any other obligor on the Exchange Debentures (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Debenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                 ARTICLE SIX

                             THE DEBENTURE TRUSTEE

          SECTION 601.  Certain Duties and Responsibilities.
                        -----------------------------------

          (a) Except during the continuance of a Default or an Event of Default,

          (1) the Debenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Exchange Indenture, and no implied covenants or obligations shall be read into this Exchange Indenture against the Debenture Trustee; and

          (2) in the absence of bad faith or willful misconduct on its part, the Debenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Debenture Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions, the Debenture Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Exchange Indenture, but not to verify the contents thereof.

          (b) In case a Default or an Event of Default has occurred and is continuing of which a Responsible Officer of the Debenture Trustee has actual knowledge or of which written notice of such Default or Event of Default shall have been given to the Debenture Trustee by the Company, any other obligor of the Exchange Debentures or by any Holder, the Debenture Trustee shall exercise such of the rights and powers vested in it by this Exchange Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provision of this Exchange Indenture shall be construed to relieve the Debenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that
                                                             ------

          (1) this paragraph (c) shall not be construed to limit the effect of paragraph (a) of this Section;

          (2) the Debenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Debenture Trustee was negligent in ascertaining the pertinent facts;

          (3) the Debenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in aggregate principal amount of the Outstanding Notes relating to the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred upon the Debenture Trustee, under this Exchange Indenture; and

          (4) no provision of this Exchange Indenture shall require the Debenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Whether or not therein expressly so provided, every provision of this Exchange Indenture relating to the conduct or affecting the liability of or affording protection to the Debenture Trustee shall be subject to the provisions of this Section.

          SECTION 602.  Notice of Defaults.
                        ------------------

          Within ten days after the earlier of receipt from the Company of notice of the occurrence of any Default or Event of Default hereunder or the date when such Default or Event of Default becomes known to the Debenture Trustee, the Debenture Trustee shall transmit, in the manner and to the extent provided in TIA Section 313(c), notice of such Default or Event of Default hereunder known to the Debenture Trustee, unless such Default or Event of Default shall have been cured or waived; provided, however, that, except in the case of a Default or Event of Default in the payment of the principal of (or premium, if any, on) or interest on any Exchange Debenture, the Debenture Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Debenture Trustee in good faith determine that the withholding of such notice is in the interest of the Holders.

          SECTION 603.  Certain Rights of Debenture Trustee.
                        -----------------------------------

          Subject to the provisions of TIA Sections 315(a) through 315(d) (determined as if the TIA were applicable to this Exchange Indenture at all times):

          (1) the Debenture Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (3) whenever in the administration of this Exchange Indenture the Debenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Debenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate;

          (4) the Debenture Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (5) the Debenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Exchange Indenture at the request or direction of any of the Holders of Exchange Debentures pursuant to this Exchange Indenture, unless such Holders shall have offered to the Debenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (6) the Debenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Debenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Debenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (7) the Debenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Debenture Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (8) the Debenture Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Exchange Indenture.

          The Debenture Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          SECTION 604.  Debenture Trustee Not Responsible for Recitals or
                        -------------------------------------------------
Issuance of Exchange Debentures.
-------------------------------

          The recitals contained herein and in the Exchange Debentures, except for the Debenture Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Debenture Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Debenture Trustee makes no representations as to the validity or sufficiency of this Exchange Indenture or of the Exchange Debentures, except that the Debenture Trustee represents that it is duly authorized to execute and deliver this Exchange Indenture, authenticate the Exchange Debentures and perform its obligations hereunder and that the statements made by it in its Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. Neither the Debenture Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Exchange Debentures or the proceeds thereof.

          SECTION 605.  May Hold Exchange Debentures.
                        ----------------------------

          The Debenture Trustee, any Authenticating Agent, any Paying Agent, any Exchange Debenture Registrar or any other agent of the Company or of the Debenture Trustee, in its individual or any other capacity, may become the owner or pledgee of Exchange Debentures and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Debenture Trustee, Authenticating Agent, Paying Agent, Exchange Debenture Registrar or such other agent.

          SECTION 606.  Money Held in Trust.
                        -------------------

          All money received by the Debenture Trustee shall, until used or applied as herein provided, be held in trust hereunder for the purposes for which they were received. Money held by the Debenture Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Debenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

          SECTION 607.  Compensation and Reimbursement.
                        ------------------------------

          The Company agrees:

          (1) to pay to the Debenture Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Debenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Debenture Trustee in accordance with any provision of this Exchange Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel and costs and expenses of collection), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify each of the Debenture Trustee or any predecessor Debenture Trustee and its agents for, and to hold it harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of the Debenture Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          The obligations of the Company under this Section to compensate the Debenture Trustee, to pay or reimburse the Debenture Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Debenture Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Exchange Indenture. As security for the performance of such obligations of the Company, the Debenture Trustee shall have a claim prior to the Exchange Debentures upon all property and funds held or collected by the Debenture Trustee as such, except funds held in trust for the payment of principal of (and premium, if any, on) or interest on particular Exchange Debentures.

          When the Debenture Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(8) or Section 501(9), the expenses (including the reasonable charges and expenses of its counsel) of and the compensation of the Debenture Trustee for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

          The provisions of this Section shall survive the termination of this Exchange Indenture.

          SECTION 608.  Corporate Debenture Trustee Required; Eligibility.
                        -------------------------------------------------

          There shall at all times be an Debenture Trustee hereunder which shall be eligible to act as Debenture Trustee under TIA Section 310(a)(1) and which shall have an office in The City of New York, and shall have a combined capital and surplus of at least $50,000,000. If the Debenture Trustee does not have an office in The City of New York, the Debenture Trustee may appoint an agent in The City of New York reasonably acceptable to the Company to conduct any activities which the Debenture Trustee may be required under this Exchange Indenture to conduct in The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Debenture Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          SECTION 609.  Resignation and Removal; Appointment of Successor.
                        -------------------------------------------------

          (a) No resignation or removal of the Debenture Trustee and no appointment of a successor Debenture Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Debenture Trustee in accordance with the applicable requirements of Section 610.

          (b) The Debenture Trustee may resign at any time with respect to the Exchange Debentures by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument executed by authority of the Board of Directors, a copy of which shall be delivered to the resigning Debenture Trustee and a copy to the successor trustee. If the instrument of acceptance by a successor Debenture Trustee required by Section 610 shall not have been delivered to the Debenture Trustee within 30 days after the giving of such notice of resignation, the resigning Debenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Debenture Trustee with respect to the Exchange Debentures.

          (c) The Debenture Trustee may be removed at any time with respect to the Exchange Debentures by Act of the Holders of not less than a majority in principal amount of the

Outstanding Exchange Debentures, delivered to the Debenture Trustee and to the Company. If the instrument of acceptance by a successor Debenture Trustee required by Section 609 shall not have been delivered to the Debenture Trustee within 30 days after the giving of such notice of removal, the Debenture Trustee being removed may petition any court of competent jurisdiction for the appointment of a successor Debenture Trustee with respect to the Exchange Debentures.

          (d)  If at any time:

          (1) the Debenture Trustee shall fail to comply with the provisions of TIA Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of an Exchange Debenture for at least six months, or

          (2) the Debenture Trustee shall cease to be eligible under Section 608 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of an Exchange Debenture for at least six months, or

          (3) the Debenture Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a Custodian of the Debenture Trustee or of its property shall be appointed or any public officer shall take charge or control of the Debenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Debenture Trustee with respect to all Exchange Debentures, or (ii) subject to TIA Section 315(e), any Holder who has been a bona fide Holder of an Exchange Debenture for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Debenture Trustee with respect to all Exchange Debentures and the appointment of a successor Debenture Trustee or Debenture Trustees.

          (e) If the Debenture Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Debenture Trustee for any cause, with respect to the Exchange Debentures, the Company, by a Board Resolution, shall promptly appoint a successor Debenture Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Debenture Trustee with respect to the Exchange Debentures shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Exchange Debentures delivered to the Company and the retiring Debenture Trustee, the successor Debenture Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Debenture Trustee with respect to the Exchange Debentures and to that extent supersede the successor Debenture Trustee appointed by the Company. If no successor Debenture Trustee with respect to the Exchange Debentures shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of an Exchange Debenture for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Debenture Trustee with respect to the Exchange Debentures.

          (f) The Company shall give notice of each resignation and each removal of the Debenture Trustee with respect to the Exchange Debentures and each appointment of a successor Debenture Trustee with respect to the Exchange Debentures to the Holders of Exchange Debentures in the manner provided for in
Section 106. Each notice shall include the name of the successor Debenture Trustee with respect to the Exchange Debentures and the address of its Corporate Trust Office.

          SECTION 610.  Acceptance of Appointment by Successor.
                        --------------------------------------

          (a) Each successor Debenture Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Debenture Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Debenture Trustee shall become effective and such successor Debenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Debenture Trustee; but, on the request of the Company or the successor Debenture Trustee, such retiring Debenture Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Debenture Trustee all the rights, powers and trusts of the retiring Debenture Trustee and shall duly assign, transfer and deliver to such successor Debenture Trustee all property and money held by such retiring Debenture Trustee hereunder.

          (b) Upon request of any such successor Debenture Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Debenture Trustee all rights, powers and trusts referred to in paragraph (a) of this Section.

          (c) No successor Debenture Trustee shall accept its appointment unless at the time of such acceptance, such successor Debenture Trustee shall be qualified and eligible under this Article.

          SECTION 611.  Merger, Conversion, Consolidation or Succession to
                        --------------------------------------------------
Business.
--------

          Any corporation into which the Debenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Debenture Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Debenture Trustee, shall be the successor of the Debenture Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Exchange Debentures shall have been authenticated, but not delivered, by the Debenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Debenture Trustee may adopt such authentication and deliver the Exchange Debentures so authenticated with the same effect as if such successor Debenture Trustee had itself authenticated such Exchange Debentures. In case at that time any of the Exchange Debentures shall not have been authenticated, any successor Debenture Trustee may authenticate such Exchange Debentures either in the name of any predecessor hereunder or in the name of the successor Debenture Trustee. In all such cases such certificates shall have the full force and effect which this Exchange Indenture provides for, the certificate of authentication of the Debenture Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Debenture Trustee or to authenticate Exchange Debentures in the name of any predecessor Debenture Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

          SECTION 612.  Appointment of Authenticating Agent.
                        -----------------------------------

          At any time when any of the Exchange Debentures remain Outstanding, the Debenture Trustee may appoint an Authenticating Agent or Agents with respect to the Exchange Debentures which shall be authorized to act on behalf of the Debenture Trustee to authenticate Exchange Debentures and the Debenture Trustee shall give written notice of such appointment to all Holders of Exchange Debentures with respect to which such Authenticating Agent will serve, in the manner provided for in Section 106. Exchange Debentures so authenticated shall be entitled to the benefits of this Exchange Indenture and shall be valid and obligatory for all purposes as if authenticated by the Debenture Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Debenture Trustee, and a copy of such instrument shall be promptly furnished to the Company. Wherever reference is made in this Exchange Indenture to the authentication and delivery of Exchange Debentures by the Debenture Trustee or the Debenture Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Debenture Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Debenture Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Debenture Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Debenture Trustee and to the Company. The Debenture Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Debenture Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give written notice of such appointment to all Holders of Exchange Debentures, in the manner provided for in Section 106. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Company agrees to pay to each Authenticating Agent from time to time such compensation for its services under this Section as shall be agreed in writing between the Company and such Authenticating Agent.

          If an appointment is made pursuant to this Section, the Exchange Debentures may have endorsed thereon, in addition to the Debenture Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

          This is one of the Exchange Debentures designated therein referred to in the within-mentioned Exchange Indenture.

                              United States Trust Company of New York,
                                 as Debenture Trustee

                              By:  ____________________________________
                                        as Authenticating Agent

                              By:  ____________________________________
                                           Authorized Officer

                                 ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY DEBENTURE TRUSTEE
                                  AND COMPANY

          SECTION 701.  Company to Furnish Trustee Names and Addresses.
                        ----------------------------------------------

          The Company will furnish or cause to be furnished to the Debenture Trustee

          (a) semiannually, not more than 10 days after each Regular Record Date, a list, in such form as the Debenture Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date; and

          (b) at such other times as the Debenture Trustee may reasonably request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content to that in Subsection (a) hereof as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Debenture Trustee shall be the Exchange Debenture Registrar, no such list need be furnished.

          SECTION 702.  Disclosure of Names and Addresses of Holders.
                        --------------------------------------------

          Every Holder of Exchange Debentures, by receiving and holding the same, agrees with the Company and the Debenture Trustee that none of the Company or the Debenture Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Debenture Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

          SECTION 703.  Reports by Debenture Trustee.
                        ----------------------------

          Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Exchange Debentures pursuant to this Exchange Indenture, the Debenture Trustee shall transmit to the Holders of Exchange Debentures (with a copy to the Company at the Place of Payment), in the manner and to the extent provided in TIA Section 313(c), a brief report dated as of such May 15 if required by TIA Section 313(a).

                                 ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

          SECTION 801.  Company May Consolidate, Etc., Only on Certain Terms.
                        ----------------------------------------------------

          The Company will not, in a single transaction or through a series of transactions, consolidate with or merge with or into any other Person or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to any other Person or Persons or permit any of its Restricted Subsidiaries to enter into any such transaction or series of transactions if such transaction or series of transactions, in the aggregate, would result in the sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the properties and assets of the Company and its Restricted Subsidiaries on a consolidated basis to any other Person or Persons, unless at the time and immediately after giving effect thereto:

          (a) either (1) the Company shall be the continuing corporation or (2) the Person (if other than the Company) formed by such consolidation or into which the Company or such Restricted Subsidiary is merged or the Person which acquires by sale, assignment, conveyance, transfer, lease or disposition all or substantially all of the properties and assets of the Company and its Restricted Subsidiaries on a consolidated basis (the "Surviving Entity") (i) will be a corporation duly organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and (ii) will expressly assume, by an indenture supplemental hereto, executed and delivered to the Debenture Trustees, in form reasonably satisfactory to the Debenture Trustee, the Company's obligation for the due and punctual payment of the principal of (and premium, if any) and interest on all the Exchange Debentures and the performance and observance of every covenant of this Exchange Indenture on the part of the Company to be performed or observed;

          (b) immediately before and immediately after giving effect to such transaction or series of transactions on a pro forma basis (and treating any obligation of the Company or any Restricted Subsidiary incurred in connection with or as a result of such transaction or series of transactions as having been incurred at the time of such transaction), no Default or Event of Default shall have occurred and be continuing;

          (c) immediately before and immediately after giving effect to such transaction or series of transactions on a pro forma basis (on the assumption that the transaction or series of transactions occurred on the first day of the four-quarter period immediately prior to the consummation of such transaction or series of transactions with the appropriate adjustments with respect to the transaction or series of transactions being included in such pro forma calculations), the Company (or the Surviving Entity if the Company is not the continuing obligor under the Exchange Indenture), could incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 1008;

          (d) each Subsidiary Debenture Guarantor, if any, unless it is the other party to the transactions described above, shall have by supplemental indenture confirmed that its Debenture Guarantee will apply to such Person's obligations hereunder and the Exchange Debentures;

          (e) if any of the property or assets of the Company or any of its Restricted Subsidiaries would thereupon become subject to any Lien, the provisions of Section 1012 are complied with; and

          (f) the Company or the Surviving Entity shall have delivered to the Debenture Trustee, in form and substance reasonably satisfactory to the Debenture Trustee, an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposition, and if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Section 801 and that all conditions precedent herein provided for relating to such transaction have been satisfied.

          SECTION 802.  Subsidiary Debenture Guarantors May Consolidate, Etc.,
                        ------------------------------------------------------
Only on Certain Terms.
---------------------

          Each Subsidiary Debenture Guarantor, if any (other than any Subsidiary whose Debenture Guarantee is being released pursuant to the provisions of
Section 1309 as a result of such transaction), will not, and the Company will not permit a Subsidiary Debenture Guarantor to, in a single transaction or through a series of related transactions, merge or consolidate with or into any other corporation or other entity (other than the Company or any Subsidiary Debenture Guarantor), or sell, assign, convey, transfer, lease or otherwise dispose of its properties and assets on a consolidated basis substantially as an entirety to any entity (other than the Company or any Subsidiary Debenture Guarantor) unless:

          (a) either (1) such Subsidiary Debenture Guarantor shall be the continuing corporation or (2) the Person (if other than such Subsidiary Debenture Guarantor) formed by such consolidation or into which such Subsidiary Debenture Guarantor is merged or the entity which acquires by sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the properties and assets of such Subsidiary Debenture Guarantor, as the case may be, (i) shall be a corporation duly organized and validly existing under the laws of the United States, any state thereof or the District of Columbia, and (ii) shall expressly assume by an indenture supplemental hereto, executed and delivered to the Debenture Trustee, in form satisfactory to the Debenture Trustee, all obligations of such Subsidiary Debenture Guarantor under the Exchange Debentures and the Exchange Indenture;

          (b) immediately before and immediately after giving effect to such transaction or series of transactions on a pro forma basis (and treating any obligation of the Company or such Subsidiary Debenture Guarantor incurred in connection with or as a result of such transaction or series of transactions as having been incurred at the time of such transaction), no Default or Event of Default shall have occurred and be continuing; and

          (c) such Subsidiary Debenture Guarantor or such Person shall have delivered to the Debenture Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, assignment, conveyance, transfer, lease or disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Section 802 and that all conditions precedent herein provided for relating to such transaction have been satisfied.

          SECTION 803.  Successor Substituted.
                        ---------------------

          Upon any consolidation or merger, or any sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Company or any Subsidiary Debenture Guarantor in accordance with Sections 801 and 802, the successor Person formed by such consolidation or into which the Company or such Subsidiary Debenture Guarantor, as the case may be, is merged or the successor Person to which such sale, assignment, conveyance, transfer, lease or disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or such Subsidiary Debenture Guarantor, as the case may be, under this Exchange Indenture and/or the Debenture Guarantees, as the case may be, with the same effect as if such successor had been named as the Company or such Subsidiary Debenture Guarantor, as the case may be, herein and/or the Debenture Guarantees, as the case may be. When a Successor assumes all the obligations of its predecessor hereunder, the Exchange Debentures or a Debenture Guarantee, as the case may be, the predecessor shall be released from all obligations; provided that in the case of a transfer by lease, the predecessor shall not be released from the payment of principal and interest or other obligations on the Exchange Debentures or a Debenture Guarantee, as the case may be.


                                 ARTICLE NINE

                        SUPPLEMENTAL EXCHANGE INDENTURES

          SECTION 901.  Supplemental Exchange Indentures Without Consent of
                        ---------------------------------------------------
Holders.
-------

          Without the consent of any Holders, the Company or any Subsidiary Debenture Guarantor, when authorized by or pursuant to a Board Resolution, and the Debenture Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Debenture Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company, a Subsidiary Debenture Guarantor or any other obligor on the Exchange Debentures, and the assumption by any such successor of the covenants of the Company or such obligor or Subsidiary Debenture Guarantor contained herein and in the Exchange Debentures and in any Debenture Guarantee in accordance with Article Eight;

          (2) to add to the covenants of the Company, any Subsidiary Debenture Guarantor or any other obligor upon the Exchange Debentures for the benefit of the Holders or to surrender any right or power conferred upon the Company, or any Subsidiary Debenture Guarantor or any other obligor on the Exchange Debentures, as applicable, in this Exchange Indenture and in the Exchange Debentures or in any Debenture Guarantee;

          (3) to cure any ambiguity, or to correct or supplement any provision herein, in the Exchange Debentures or in any Debenture Guarantee which may be defective or inconsistent with any other provision herein, in the Exchange Debentures or in any Debenture Guarantee or to make any other provisions with respect to matters or questions arising under this Exchange Indenture, the Exchange Debentures or any Debenture Guarantee; provided that, in each case, such provisions shall not adversely affect the interests of the Holders;

          (4) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Exchange Indenture under the Trust Indenture Act;

          (5) to add a Subsidiary Debenture Guarantor of the Exchange Debentures under this Exchange Indenture;

          (6) to evidence and provide for the acceptance of the appointment of a successor Debenture Trustee under this Exchange Indenture; or

          (7) to mortgage, pledge, hypothecate or grant a security interest in favor of the Debenture Trustee for the benefit of the Holders as additional security for the payment and performance of the Company's and any Subsidiary Debenture Guarantor's obligations under this Exchange Indenture, in any property, or assets, including any of which are required to be mortgaged, pledged or hypothecated, or in which a security interest is required to be granted to the Debenture Trustee pursuant to this Exchange Indenture or otherwise.

          SECTION 902.  Supplemental Exchange Indentures with Consent of
                        ------------------------------------------------
Holders.
-------

          With the consent of the Holders of not less than a majority in principal amount of all Outstanding Exchange Debentures that are affected thereby, by Act of said Holders delivered to the Company, the Subsidiary Debenture Guarantors and the Debenture Trustee, the Company and the Subsidiary Debenture Guarantors, when authorized by or pursuant to their respective Board Resolutions, and the Debenture Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Exchange Indenture or of modifying in any manner the rights of the Holders of Exchange Debentures under this Exchange Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Exchange Debenture affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of interest on, any Exchange Debenture, or reduce the principal amount thereof, or premium, if any, or the rate of interest thereon or any premium payable upon the redemption thereof, or change the coin or currency in which the principal of any Exchange Debenture or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

          (2)  amend, change or modify any of the provisions of Section 1013 or
     Section 1014 including any definitions relating thereto in any manner materially adverse to the Holders;

          (3) reduce the percentage in principal amount of Outstanding Exchange Debentures, the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Exchange Indenture or certain defaults hereunder and their consequences provided for in this Exchange Indenture;

          (4) modify any provisions of this Section, Section 1021 or Section 513, except to increase the percentage in principal amount of the Outstanding Exchange Debentures required to take any of the actions described therein or to provide that certain additional provisions of this Exchange Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Exchange Debenture affected thereby;

          (5) except as otherwise permitted under Article Eight, consent to the assignment or transfer by the Company or any Subsidiary Debenture Guarantor of any of their rights or obligations under this Exchange Indenture;

          (6) amend or modify any of the provisions of Article Thirteen in any manner adverse to the Holders; or

          (7) modify any of the provisions of this Exchange Indenture relating to the subordination of the Exchange Debentures in a manner adverse to the Holders.

          SECTION 903.  Execution of Supplemental Exchange Indentures.
                        ---------------------------------------------

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Exchange Indenture, the Debenture Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Exchange Indenture. The Debenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Debenture Trustee's own rights, duties or immunities under this Exchange Indenture or otherwise.

          SECTION 904.  Effect of Supplemental Exchange Indentures.
                        ------------------------------------------

          Upon the execution of any supplemental indenture under this Article, this Exchange Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Exchange Indenture for all purposes; and every Holder of Exchange Debentures theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          SECTION 905.  Conformity with Trust Indenture Act.
                        -----------------------------------

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

          SECTION 906.  Reference in Exchange Debentures to Supplemental
                        ------------------------------------------------
Exchange Indentures.
-------------------

          Exchange Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Debenture Trustee, bear a notation in form approved by the Debenture Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Exchange Debentures so modified as to conform, in the opinion of the Debenture Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Debenture Trustee in exchange for Outstanding Exchange Debentures.

          SECTION 907.  Notice of Supplemental Exchange Indentures.
                        ------------------------------------------

          Promptly after the execution by the Company, any Subsidiary Debenture Guarantor and the Debenture Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Exchange Debenture affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture.

          SECTION 908.  Effect on Senior Indebtedness and Senior Subordinated
                        -----------------------------------------------------
Indebtedness.
------------

          No supplemental indenture shall adversely affect the rights of the holders of Senior Indebtedness and Senior Subordinated Indebtedness under Article Twelve of this Exchange Indenture without the consent of such holders affected thereby.


                                  ARTICLE TEN

                                   COVENANTS

          SECTION 1001.  Payment of Principal, Premium, if Any, and Interest.
                         ---------------------------------------------------

          The Company covenants and agrees for the benefit of the Holders of Exchange Debentures that it will duly and punctually pay the principal of (and premium, if any, on) and interest on the Exchange Debentures in accordance with the terms of the Exchange Debentures and this Exchange Indenture.

          SECTION 1002.  Maintenance of Office or Agency.
                         -------------------------------

          The Company will maintain in The City of New York an office or agency where Exchange Debentures may be presented or surrendered for payment (the "Place of Payment"), where Exchange Debentures may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Exchange Debentures and this Exchange Indenture may be served. The Company hereby designates the Corporate Trust Office as the Place of Payment.

          The Company will give prompt written notice to the Debenture Trustee of the location, and any change in the location, of the Place of Payment. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Debenture Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Debenture Trustee, and the Company hereby appoints the Debenture Trustee as its agent to receive such respective presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies where the Exchange Debentures may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Exchange Debentures for such purposes. The Company will give prompt written notice to the Debenture Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          SECTION 1003.  Money for Exchange Debentures Payments to Be Held in
                         ----------------------------------------------------
Trust.
-----

          If the Company shall at any time act as its own Paying Agent with respect to the Exchange Debentures, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Exchange Debentures, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Debenture Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents for the Exchange Debentures, it will, prior to or on each due date of the principal of (and premium, if any, on) or interest on any Exchange Debentures, deposit with a Paying Agent a sum in same day funds sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Debenture Trustee) the Company will promptly notify the Debenture Trustee of its action or failure so to act.

          The Company will cause each Paying Agent (other than the Debenture Trustee) to execute and deliver to the Debenture Trustee an instrument in which such Paying Agent shall agree with the Debenture Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) and interest on the Exchange Debentures in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Debenture Trustee notice of any default by the Company (or any other obligor upon the Exchange Debentures) in the making of any payment of principal of (and premium, if any) or interest on the Exchange Debentures; and

          (3) at any time during the continuance of any such default, upon the written request of the Debenture Trustee, forthwith pay to the Debenture Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Exchange Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Debenture Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Debenture Trustee upon the same trusts as those upon which sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Debenture Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

          Any money deposited with the Debenture Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Exchange Debenture and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Exchange Debenture shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Debenture Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Debenture Trustee or such Paying Agent, before being required to make any such repayment to the Company, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

          SECTION 1004.  Corporate Existence.
                         -------------------

          Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and that of each Restricted Subsidiary and the corporate rights (charter and statutory), licenses and franchises of the Company and each Restricted Subsidiary; provided, however, that, subject to the other provisions of this Exchange Indenture, the Company shall not be required to preserve any such existence (except the Company), right, license or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole and that the loss thereof is not, and will not be, disadvantageous in any material respect to the Holders.

          SECTION 1005.  Payment of Taxes and Other Claims.
                         ---------------------------------

          The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary and (b) all lawful claims for labor, materials and supplies, which, if unpaid, would by law become a material liability or lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which appropriate reserves, if necessary (in the good faith judgment of management of the Company) are being maintained in accordance with GAAP.

          SECTION 1006.  Maintenance of Properties.
                         -------------------------

          The Company will cause all material properties owned by the Company or any Restricted Subsidiary or used or held for use in the conduct of its business or the business of any Restricted Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company or any of its Restricted Subsidiaries from discontinuing the maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Restricted Subsidiary and not adverse in any material respect to the Holders.

          SECTION 1007.  Statement by Officers as to Default.
                         -----------------------------------

          (a) The Company and each Subsidiary Debenture Guarantor will deliver to the Debenture Trustee, within 45 days after the end of each fiscal quarter and within 120 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company or the Subsidiary Debenture Guarantor, as the case may be, during the preceding quarter or the preceding fiscal year, as the case may be, has been made under the supervision of the signing officers with a view to determining whether it has kept, observed, performed and fulfilled, and has caused each of its Subsidiaries to keep, observe, perform and fulfill its obligations under this Indenture and further stating, as to each such officer signing such certificate, that, to the best of his or her knowledge, the Company during such preceding quarter or the preceding fiscal year, as the case may be, has kept, observed, performed and fulfilled, and has caused each of its Subsidiaries to keep, observe, perform and fulfill each and every such covenant contained in this Indenture and no Default or Event of Default occurred during such quarter or year, as the case may be, and at the date of such certificate there is no Default or Event of Default which has occurred and is continuing or, if such signers do know of such Default or Event of Default, the certificate shall describe its status, with particularity and that, to the best of his or her knowledge, no event has occurred and remains by reason of which payments on the account of the principal of or interest, if any, on the Exchange Debentures is prohibited or if such event has occurred, a description of the event and what action each is taking or proposes to take with respect thereto. The Officers' Certificate shall also notify the Debenture Trustee should the Company elect to change the manner in which it fixes its fiscal year-end. For purposes of this Section 1007(a), such compliance shall be determined without regard to any period of grace or requirement of notice under this Exchange Indenture.

          (b) When any Default or Event of Default has occurred and is continuing under this Exchange Indenture, or if the trustee for or the holder of any other evidence of Indebtedness of the Company or any Subsidiary gives any notice or takes any other action with respect to a claimed default (other than with respect to Indebtedness in the principal amount of less than $10,000,000), the Company shall deliver to the Debenture Trustee by registered or certified mail or by telegram, telex or facsimile transmission an Officers' Certificate specifying such event, notice or other action within five Business Days of its occurrence.

          SECTION 1008.  Limitation on Indebtedness.
                         --------------------------

          The Company will not, and will not permit any Restricted Subsidiary to, create, issue, assume, guarantee or in any manner become directly or indirectly liable for the payment of, or otherwise incur (collectively, "incur"), any Indebtedness (including any Acquired Indebtedness), other than Permitted Indebtedness; provided, however, that the Company and any Subsidiary Debenture Guarantor may incur Indebtedness (including Acquired Indebtedness) if at the time of such incurrence the Consolidated Fixed Charge Coverage Ratio for the four full fiscal quarters immediately preceding the incurrence of such Indebtedness for which internal financial statements are available, taken as one period (and after giving pro forma effect to (i) the incurrence of such Indebtedness and (if applicable) the application of the net proceeds therefrom, including to refinance other Indebtedness, as if such Indebtedness was incurred, and the application of such proceeds occurred, on the first day of such four-quarter period, (ii) the incurrence, repayment or retirement of any other Indebtedness by the Company and its Restricted Subsidiaries since the first day of such four-quarter period as if such Indebtedness was incurred, repaid or retired on the first day of such four-quarter period (except that, in making such computation, the amount of Indebtedness under any revolving credit facility shall be computed based upon the average daily balance of such Indebtedness during such four-quarter period) and (iii) the acquisition (whether by purchase, merger or otherwise) or disposition (whether by sale, merger or otherwise) of any company, entity or business acquired or disposed of by the Company or its Restricted Subsidiaries, as the case may be, since the first day of such four-quarter period, as if such acquisition or disposition occurred on the first day of such four-quarter period), would have been at least equal to 2.0 to 1.0.

          SECTION 1009.  Limitation on Restricted Payments.
                         ---------------------------------

          (a) The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly:

          (i) declare or pay any dividend on, or make any distribution to holders of, any shares of the Capital Stock of the Company (other than dividends or distributions payable solely in shares of Qualified Capital Stock of the Company or in options, warrants or other rights to acquire such shares of Qualified Capital Stock);

          (ii) purchase, redeem or otherwise acquire or retire for value, directly or indirectly, any shares of Capital Stock of the Company or any Affiliate of the Company or any options, warrants or other rights to acquire such shares of Capital Stock (other than such options, warrants or rights owned by the Company or a wholly owned Restricted Subsidiary);

          (iii) declare or pay any dividend on, or make any distribution to holders of, any shares of Capital Stock of any Restricted Subsidiary to any Person (other than to the Company or any of its wholly owned Restricted Subsidiaries or to all holders of Capital Stock of such Restricted Subsidiary on a pro rata basis);

          (iv) make any principal payment on, or repurchase, redeem, defease or otherwise acquire or retire for value, prior to any scheduled principal payment, sinking fund payment or maturity, any Junior Subordinated Indebtedness of the Company or any Subsidiary Debenture Guarantor; or

          (v) make any Investment (other than any Permitted Investment) in any Person (such payments or other actions described in (but not excluded from) clauses (i) through (v) are collectively referred to as "Restricted Payments"), unless at the time of, and immediately after giving effect to, the proposed Restricted Payment (the amount of any such Restricted Payment, if other than cash, as determined by the Board of Directors of the Company, whose determination shall be conclusive and evidenced by a Board Resolution), (1) no Default or Event of Default shall have occurred and be continuing, (2) the Company could incur at least $ 1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 1008 and (3) the aggregate amount of all Restricted Payments declared or made after the Issuance Date shall not exceed the sum of:

               (A) 50% of the Consolidated Adjusted Net Income of the Company accrued on a cumulative basis during the period beginning on the first day of the Company's first fiscal quarter after the Issuance Date and ending on the last day of the Company's last fiscal quarter ending prior to the date of such proposed

          Restricted Payment (or, if such aggregate cumulative Consolidated Adjusted Net Income shall be a loss, minus 100% of such loss), plus

               (B) the aggregate net cash proceeds received after the Issuance Date by the Company from the issuance or sale (other than to any Restricted Subsidiary) of shares of Qualified Capital Stock of the Company (including upon the exercise of options, warrants or fights) or warrants, options or rights to purchase shares of Qualified Capital Stock of the Company, plus

               (C) the aggregate net cash proceeds received after the Issuance Date by the Company from the issuance or sale (other than to any Restricted Subsidiary) of debt securities or Redeemable Capital Stock that have been converted into or exchanged for Qualified Capital Stock of the Company, to the extent such securities were originally sold for cash, together with the aggregate net cash proceeds received by the Company at the time of such conversion or exchange, plus

               (D) to the extent that any Investment constituting a Restricted Payment that was made after the Issuance Date is sold or is otherwise liquidated or repaid, an amount (to the extent not included in Consolidated Adjusted Net Income) equal to the sum of (I) the lesser of (x) the cash proceeds with respect to such Investment (less the cost of the disposition of such Investment and net of taxes) and (y) the initial amount of such Investment, and (II) with respect solely to any Restricted Payment to be made pursuant to clause (v) of this paragraph (a), the cash proceeds with respect to such Investment (less the cost of the disposition of such Investment and net of taxes) in excess of the amount in (I), plus

               (E)  $5,000,000.

          (b) Notwithstanding paragraph (a) above, the Company and its Restricted Subsidiaries may take the following actions so long as (with respect to clauses (ii), (iii), (iv), (v), (vi), (vii) and (viii) below) at the time of and after giving effect thereto no Default or Event of Default shall have occurred and be continuing:

          (i) the payment of any dividend within 60 days after the date of declaration thereof, if at such date of declaration the payment of such dividend would have complied with the provisions of paragraph (a) above;

          (ii) the purchase, redemption or other acquisition or retirement for value of any shares of Capital Stock of the Company in exchange for, or out of the net cash proceeds of a substantially concurrent issuance and sale (other than to a Restricted Subsidiary) of, shares of Qualified Capital Stock of the Company;

          (iii) the purchase, redemption, defeasance or other acquisition or retirement for value of any Junior Subordinated Indebtedness in exchange for, or out of the net cash proceeds of a substantially concurrent issuance and sale (other than to a Restricted Subsidiary) of, shares of Qualified Capital Stock of the Company;

          (iv) the purchase of any Indebtedness that is expressly subordinated in right of payment to the Exchange Debentures at a purchase price not greater than 101% of the principal amount thereof in the event of a Change in Control in accordance with provisions similar to those of Section 1013; provided that prior to such purchase the Company has made the Change in Control Offer as provided in Section 1013 and has purchased all Exchange Debentures validly tendered for payment in connection with such Change in Control Offer;

          (v) the repurchase, redemption or other acquisition or retirement for value of shares of Management Stock; provided that (1) the Company is required, by the terms of written agreements between the Company and each of Lloyd L. Ross and Jerry M. Smith as in effect on the Issuance Date, to effect such purchase, redemption or other acquisition or retirement for value of such shares and (2) the aggregate consideration paid by the Company for such shares so purchased, redeemed or otherwise acquired or retired for value does not exceed $25,000,000 in the aggregate;

          (vi) the repurchase, redemption or other acquisition or retirement for value of shares of Capital Stock of the Company from employees who have died (or their estates or beneficiaries) or whose employment has been terminated; provided that such payment shall not exceed $1,500,000 in any twelve month period, excluding any amounts used to repurchase, redeem, acquire or retire for value shares of Capital Stock of the Company pursuant to clause (v) above;

          (vii) repurchases of Capital Stock of the Company (or warrants or options convertible into or exchangeable for such Capital Stock) deemed to occur upon exercise of stock options to the extent that shares of such Capital Stock (or warrants or options convertible into or exchangeable for such Capital Stock) represent a portion of the exercise price of such options;

          (viii) the issuance by the Company of shares of Preferred Stock as dividends paid in kind on the Preferred Stock of the Company outstanding on the Issuance Date or on shares of Preferred Stock so issued as payment in kind dividends, such dividends made pursuant to the terms of the Certificate of Designation for such Preferred Stock as in effect on the Issuance Date; and

          (ix) the purchase, redemption, defeasance or other acquisition or retirement for value of any Junior Subordinated Indebtedness (other than Redeemable Capital Stock) in exchange for, or out of the net cash proceeds of a substantially concurrent incurrence (other than to a Restricted Subsidiary) of, new Junior Subordinated Indebtedness so long as (A) the principal amount of such new Junior Subordinated Indebtedness does not exceed the principal amount (or, if such Junior Subordinated Indebtedness being refinanced provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, such lesser amount as of the date of determination) of the Indebtedness being so purchased, redeemed, defeased, acquired or retired, plus either the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of such Indebtedness being refinanced or the amount of any premium reasonably determined by the Company as necessary to accomplish such refinancing, plus, in either case, the amount of reasonable expenses of the Company incurred in connection with such refinancing, (B) such new Junior Subordinated Indebtedness is pari passu or subordinated, as applicable, to the Exchange Debentures to the same extent as such Indebtedness so purchased, redeemed, defeased, acquired or retired and (C) such new Indebtedness has an Average Life longer than the Average Life of the Exchange Debentures and a final Stated Maturity of principal later than the final Stated Maturity of principal of the Exchange Debentures.

          The actions described in clauses (i), (ii), (iii), (iv), (v), (vi) and
(vii) of this paragraph (b) shall be Restricted Payments that shall be permitted to be taken in accordance with this paragraph (b) but shall reduce the amount that would otherwise be available for Restricted Payments under clause (3) of paragraph (a) above and the actions described in clauses (viii) and (ix) of this paragraph (b) shall be Restricted Payments that shall be permitted to be taken in accordance with this paragraph (b) and shall not reduce the amount that would otherwise be available for Restricted Payments under clause (3) of paragraph
(a).

          (c) Notwithstanding the foregoing, the Company will not, and will not permit any Restricted Subsidiary to, pay any cash dividends on any shares of Capital Stock of the Company which shall rank junior to the Senior Exchangeable Preferred Stock until such time as the Notes have received a rating from Moody's of at least "B1" or higher.

          SECTION 1010.  Limitation on Issuances and Sales of Capital Stock of
                         -----------------------------------------------------
Restricted Subsidiaries.
-----------------------

          The Company (i) shall not permit any Restricted Subsidiary to issue any Capital Stock (other than to the Company or a wholly owned Restricted Subsidiary) and (ii) shall not permit any Person (other than the Company or a wholly owned Restricted Subsidiary) to own any Capital Stock of any Restricted Subsidiary; provided, however, that this Section 1010 shall not prohibit (a) the issuance and sale of all, but not less than all, of the issued and outstanding Capital Stock of any Restricted Subsidiary owned by the Company or any of its Restricted Subsidiaries in compliance with the other provisions of this Exchange Indenture, (b) the ownership by other Persons of Qualified Capital Stock (other than Preferred Stock) issued prior to the time such

Restricted Subsidiary became a Subsidiary of the Company that was neither issued in contemplation of such Subsidiary becoming a Subsidiary nor acquired at that time or (C) the ownership by directors of director's qualifying shares or the ownership by foreign nationals of Capital Stock of any Restricted Subsidiary, to the extent mandated by applicable law.

          SECTION 1011.  Limitation on Transactions with Affiliates.
                         ------------------------------------------

          The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, enter into or suffer to exist any transaction or series of related transactions (including, without limitation, the sale, purchase, exchange or lease of assets, property or services) with, or for the benefit of, any Affiliate of the Company or any Restricted Subsidiary (other than the Company or a Restricted Subsidiary) (collectively, "Interested Persons"), unless (i) such transaction or series of transactions are on terms that are no less favorable to the Company or such Restricted Subsidiary, as the case may be, than those that could have been able to be obtained in an arm's-length transaction with third parties that are not Interested Persons, (ii) with respect to any transaction or series of related transactions involving aggregate consideration equal to or greater than $1,000,000, the Company has delivered an Officers' Certificate to the Debenture Trustee certifying that such transaction or series of transactions complies with clause (i) above and (iii) with respect to any transaction or series of related transactions involving aggregate consideration equal to or greater than $5,000,000, such transaction or series of related transactions (x) has been approved by the Board of Directors of the Company (including a majority of the Disinterested Directors of the Company) or
(y) the Company has obtained a written opinion from a nationally recognized investment banking or valuation firm certifying that such transaction or series of related transactions is fair to the Company or its Restricted Subsidiary, as the case may be, from a financial point of view; provided, however, that this
Section 1011 shall not restrict (1) the Company from paying reasonable and customary regular compensation and fees to directors of the Company or any Restricted Subsidiary who are not employees of the Company or any Restricted Subsidiary, (2) the payment of management fees to Permitted Holders in an aggregate amount not to exceed $500,000 per year, (3) loans and advances to officers, directors and employees of the Company or any Restricted Subsidiary in the ordinary course of business in accordance with the past practices of the Company or any Restricted Subsidiary not to exceed $3,000,000 in the aggregate outstanding at any time, (4) any transactions made in compliance with Section 1009, (5) the issuance and sale of Qualified Capital Stock of the Company to Persons who are stockholders of the Company at the time of such issuance and sale and (6) the performance of any written agreement as in effect on the Issuance Date and as amended from time to time, provided that any such amendment is not less favorable in any material respect to the Company or any Restricted Subsidiary than the terms of such agreement as in effect on the Issuance Date.

          SECTION 1012.  Limitation on Liens.
                         -------------------

          (a) The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Lien of any kind securing Pari Passu Indebtedness or Junior Subordinated Indebtedness of the Company on or with respect to any of its property or assets, including any shares of stock or indebtedness of any Restricted Subsidiary, whether owned at the Issuance Date or thereafter acquired, or any income, profits or proceeds therefrom, or assign or otherwise convey any right to receive income thereon, unless (x) in the case of any Lien securing Pari Passu Indebtedness of the Company, the Exchange Debentures are secured by a Lien on such property, assets or proceeds that is senior in priority to or pari passu with such Lien and (y) in the case of any Lien securing Junior Subordinated Indebtedness of the Company, the Exchange Debentures are secured by a Lien on such property, assets or proceeds that is senior in priority to such Lien.

          (b) The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Lien securing Pari Passu Indebtedness or Junior Subordinated Indebtedness of such Restricted Subsidiary on or with respect to any such Restricted Subsidiary's properties or assets, including any shares of stock or Indebtedness of any Subsidiary of such Restricted Subsidiary, whether owned at the Issuance Date or thereafter acquired, or any income, profits or proceeds therefrom, or assign or otherwise convey any right to receive income thereon, unless (x) in the case of any Lien securing Pari Passu Indebtedness of the Restricted Subsidiary, such Debenture Guarantee is secured by a Lien on such property, assets or proceeds that is senior in priority to or pari passu with such Lien and (y) in the case of any Lien securing Subordinated Indebtedness of the Restricted Subsidiary, such Debenture Guarantee is secured by a Lien on such property, assets or proceeds that is senior in priority to such Lien.

          SECTION 1013.  Purchase of Exchange Debentures upon Change in Control.
                         ------------------------------------------------------

          (a) If a Change in Control shall occur at any time, then each Holder of Exchange Debentures will have the right to require that the Company purchase such Holder's Exchange Debentures, in whole or in part in integral multiples of $1,000, at a purchase price (the "Change in Control Purchase Price") in cash in an amount equal to 101% of the principal amount thereof, plus accrued interest, if any, to the date of purchase (the "Change in Control Purchase Date"), pursuant to the offer described below (the "Change in Control Offer") and the other procedures set forth in this Exchange Indenture.

          (b) Within 30 days following any Change in Control, the Company shall notify the Debenture Trustee thereof and give written notice of such Change in Control Offer to each Holder by first-class mail, postage prepaid, at the address of such Holder appearing in the Exchange Debenture Register, stating, among other things, (i) the Change in Control Purchase Price and the Change in Control Purchase Date, which shall be a Business Day no earlier than 30 days nor later than 75 days from the date such notice is mailed, or such later date as is necessary to comply with requirements under the Exchange Act or any applicable securities laws or regulations; (ii) that any Exchange Debenture not tendered will continue to accrue interest; (iii) that, unless the Company defaults in the payment of the Change in Control Purchase Price, any Exchange Debentures accepted for payment pursuant to the Change in Control Offer shall cease to accrue interest after the Change in Control Purchase Date; and (iv)that Holders electing to have any Notes purchased pursuant to a Change in Control Offer shall be required to surrender the Notes, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes completed, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Change in Control Purchase Date; (v) that Holders shall be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Change in Control Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Notes delivered for purchase, and a statement that such Holder is withdrawing its election to have such Notes purchased; (vi) that Holders whose Exchange Debentures are being purchased only in part shall be issued new Exchange Debentures equal in principal amount to the unpurchased portion of the Exchange Debentures surrendered, which unpurchased portion must be equal to $1,000 in principal amount or an integral multiple thereof; (vii) the instructions that the Holders of Exchange Debentures must follow in order to tender their Exchange Debentures; and (viii) the circumstances and relevant facts regarding such Change in Control.

          (c) The Company shall comply to the extent applicable with the requirements of the tender offer rules, including Rule 14e-1 under the Exchange Act, and any other applicable securities laws and regulations in connection with a Change in Control Offer.

          (d) The Company shall not, and shall not permit any Restricted Subsidiary to, create or permit to exist or become effective any restriction (other than restrictions existing under the Senior Credit Agreement or under Indebtedness as in effect on the Issuance Date) that would materially impair the ability of the Company to make a Change in Control Offer to purchase the Exchange Debentures or, if such Change in Control Offer is made, to pay for the Exchange Debentures tendered for purchase.

          (e) Prior to complying with the provisions of this Section 1013, but in any event within 30 days following a Change in Control, the Company shall either terminate all commitments and repay in full all Indebtedness under the Senior Credit Agreement and the Notes, respectively, and or obtain the requisite consents, if any, under the Senior Credit Agreement and the Notes Indenture to permit the purchase of the Exchange Debentures as provided for under this
Section 1013.

          (f) The Company shall not, and shall not permit any Restricted Subsidiary to, create or permit to exist or become effective any restriction (other than restrictions existing under the Senior Credit Agreement, the Notes Indenture or under Indebtedness as in effect on the

Issuance Date) that would materially impair the ability of the Company to make a Change in Control Offer to purchase the Exchange Debentures or, if such Change in Control Offer is made, to pay for the Exchange Debentures tendered for purchase.

          SECTION 1014.  Limitation on Sale of Assets.
                         ----------------------------

          (a) The Company shall not, and shall not permit any Restricted Subsidiary to, directly, or indirectly, consummate any Asset Sale unless (i) the consideration received by the Company or such Restricted Subsidiary for such Asset Sale is not less than the fair market value of the assets sold (as determined by the Board of Directors of the Company, whose determination shall be conclusive and evidenced by a Board Resolution) and (ii) at least 75% of such consideration consists of cash or Cash Equivalents. The amount of any (I) Indebtedness of a Restricted Subsidiary that is not a Subsidiary Debenture Guarantor or any Senior Indebtedness of the Company or any Subsidiary Debenture Guarantor that is actually assumed by the transferee in such Asset Sale and from which the Company and the Restricted Subsidiaries are fully released shall be deemed to be cash for purposes of determining the percentage of cash consideration received by the Company or the Restricted Subsidiaries (excluding any liabilities that are incurred in connection with or in anticipation of such Asset Sale) and (II) notes or other similar obligations received by the Company or any Restricted Subsidiary from such transferee that are converted, sold or exchanged within 30 days of the related Asset Sale by the Company or the Restricted Subsidiaries into cash shall be deemed to be cash, in an amount equal to the net cash proceeds realized upon such conversion, sale or exchange for purposes of determining the percentage of cash consideration received by the Company or the Restricted Subsidiaries.

          (b) If the Company or any Restricted Subsidiary engages in an Asset Sale, the Company may use the Net Cash Proceeds thereof, within 12 months after such Asset Sale, to (i) permanently repay or prepay any then outstanding Senior Indebtedness or Senior Subordinated Indebtedness of the Company or any Restricted Subsidiary (and to correspondingly reduce commitments with respect thereto) or (ii) invest (or enter into a legally binding agreement to invest) in other properties or assets to replace the properties or assets that were the subject of the Asset Sale or in properties and assets that will be used in businesses of the Company or its Restricted Subsidiaries, as the case may be, existing at the time such assets are sold. If any such legally binding agreement to invest such Net Cash Proceeds is terminated, then the Company may, within 90 days of such termination or within 12 months of such Asset Sale, whichever is later, invest such Net Cash Proceeds as provided in clause (i) or
(ii) (without regard to the parenthetical contained in such clause (ii)) above. The amount of such Net Cash Proceeds not so used as set forth above in this paragraph (b) shall constitute "Excess Proceeds."

          (c) When the aggregate amount of Excess Proceeds exceeds $10,000,000, the Company shall, within 30 Business Days, make an offer to purchase (an "Excess Proceeds Offer") from all holders of Exchange Debentures, on a pro rata basis, in accordance with the procedures set forth below, the maximum principal amount (expressed as an integral multiple of $1,000) of

Exchange Debentures that may be purchased with the Excess Proceeds. The offer price as to each Exchange Debenture shall be payable in cash in an amount equal to 100% of the principal amount of such Exchange Debenture plus accrued interest, if any (the "Offered Price"), to the date such Excess Proceeds Offer is consummated (the "Offer Date"). To the extent that the aggregate principal amount of Exchange Debentures tendered pursuant to an Excess Proceeds Offer is less than the Excess Proceeds, the Company may use such deficiency for any lawful purposes. If the aggregate principal amount of Exchange Debentures validly tendered and not withdrawn by holders thereof exceeds the Excess Proceeds, Exchange Debentures to be purchased will be selected on a pro rata basis. Upon completion of such Exceeds Proceeds Offer, the amount of Excess Proceeds shall be reset to zero.

          (d) Whenever the Excess Proceeds received by the Company exceed $10,000,000, such Excess Proceeds shall be set aside by the Company in a separate account pending (i) deposit with the Debenture Trustee or a paying agent of the amount required to purchase the Exchange Debentures tendered in an Excess Proceeds Offer, (ii) delivery by the Company of the Offered Price to the holders of the Exchange Debentures tendered in an Excess Proceeds Offer and
(iii) application, as set forth above, of Excess Proceeds for any lawful purposes. Such Excess Proceeds may be invested in Cash Equivalents, provided that the maturity date of any investment shall not be later than the Offer Date. The Company shall be entitled to any interest or dividends accrued, earned or paid on such Cash Equivalents.

          (e) If the Company becomes obligated to make an Excess Proceeds Offer pursuant to clause (c) above, the Exchange Debentures shall be purchased by the Company, at the option of the Holders thereof, in whole or in part in integral multiples of $1,000, on a date that is not earlier than 30 days and not later than 60 days from the date the notice is given to holders, or such later date as may be necessary for the Company to comply with the requirements under the Exchange Act, subject to proration in the event the amount of Excess Proceeds is less than the aggregate Offered Price of all Exchange Debentures tendered.

          (f) Within 15 days after the obligation of the Company to make an Excess Proceeds Offer arises, the Company shall notify the Debenture Trustee thereof and give written notice of such Excess Proceeds Offer to each Holder of Exchange Debentures by first-class mail, postage prepaid, at the address of such Holder appearing in the Exchange Debenture Register, stating, (i) the Offered Price and the Offer Date, which shall be a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed, or such later date as is necessary to comply with requirements under the Exchange Act or any applicable securities laws or regulations; (ii) that any Exchange Debenture not tendered will continue to accrue interest; (iii) that, unless the Company defaults in the payment of the Offered Price, any Exchange Debentures accepted for payment pursuant to the Excess Proceeds Offer shall cease to accrue interest after the date of purchase; (iv) that Holders electing to have any Exchange Debentures purchased pursuant to an Excess Proceeds Offer shall be required to surrender the Exchange Debentures, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Exchange Debentures completed, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Offer Date; (v) that Holders shall be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Offer Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Exchange Debentures delivered for purchase, and a statement that such Holder is withdrawing its election to have such Exchange Debentures purchased; (vi) that Holders whose Exchange Debentures are being purchased only in part shall be issued new Exchange Debentures equal in principal amount to the unpurchased portion of the Exchange Debentures surrendered, which unpurchased portion must be equal to $1,000 in principal amount or an integral multiple thereof; (vii) the instructions that the Holders of Exchange Debentures must follow in order to tender their Exchange Debentures; and (viii) the circumstances and relevant facts regarding such Excess Proceeds Offer.

          (g) The Company shall comply to the extent applicable with the requirements of the tender offer rules, including Rule 14e-1 under the Exchange Act, and any other applicable securities laws and regulations in connection with an Excess Proceeds Offer.

          SECTION 1015.  Limitations on Guarantees of Indebtedness by Restricted
                         -------------------------------------------------------
Subsidiaries.
------------

          (a) The Company will not permit any Restricted Subsidiary, directly or indirectly, to guarantee, assume or in any other manner become liable with respect to any Indebtedness of the Company unless (i) (A) if such Restricted Subsidiary is not a Subsidiary Debenture Guarantor, such Restricted Subsidiary simultaneously executes and delivers a supplemental indenture, in form satisfactory to the Debenture Trustee, providing for a guarantee of the Exchange Debentures by such Restricted Subsidiary and delivers to such Debenture Trustee an Opinion of Counsel reasonably satisfactory to such Debenture Trustee to the effect that such supplemental indenture has been duly executed and delivered by such Restricted Subsidiary and is in compliance with the terms of this Exchange Indenture and (B) with respect to any guarantee by a Restricted Subsidiary of Junior Subordinated Indebtedness of the Company, any such guarantee shall be subordinated to such Restricted Subsidiary's Debenture Guarantee at least to the same extent as such guaranteed Indebtedness is subordinated to the Exchange Debentures and (ii) such Restricted Subsidiary waives and will not in any manner whatsoever claim or take the benefit or advantage of, any rights of reimbursement, indemnity or subrogation or any other rights against the Company or any other Restricted Subsidiary as a result of any payment by such Restricted Subsidiary under its Debenture Guarantee.

          (b) Notwithstanding the foregoing, any guarantee of the Exchange Debentures created pursuant to the provisions described in the foregoing paragraph (a) will provide by its terms that it will be automatically and unconditionally released and discharged upon (i) any sale, exchange or transfer to any Person not an Affiliate of the Company of all of the Company's Capital Stock in, or all or substantially all the assets of, the applicable Subsidiary Debenture

Guarantor (which sale, exchange or transfer is otherwise in compliance with this Exchange Indenture) or (ii) the designation of such Restricted Subsidiary as an Unrestricted Subsidiary in accordance with the terms of this Exchange Indenture.

          SECTION 1016.  Limitation on Dividend and Other Payment Restrictions
                         -----------------------------------------------------
Affecting Restricted Subsidiaries.
---------------------------------

          The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Restricted Subsidiary to (a) pay dividends, in cash or otherwise, or make any other distributions on or in respect of its Capital Stock to the Company or any other Restricted Subsidiary, (b) pay any Indebtedness owed to the Company or any other Restricted Subsidiary, (c) make loans or advances to the Company or any other Restricted Subsidiary, (d) transfer any of its properties or assets to the Company or any other Restricted Subsidiary (other than customary restrictions on transfers of property subject to a Lien permitted under this Exchange Indenture that would not materially adversely affect the Company's ability to satisfy its obligations under the Exchange Debentures and this Exchange Indenture) or (e) guarantee any Indebtedness of the Company or any other Restricted Subsidiary, except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) customary provisions restricting subletting or assignment of any lease or assignment of any other contract to which the Company or any Restricted Subsidiary is a party or to which any of their respective properties or assets are subject, (iii) any agreement or other instrument of a Person acquired by the Company or any Restricted Subsidiary in existence at the time of such acquisition (but not created in contemplation thereof), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, (iv) encumbrances and restrictions in effect on the Issuance Date pursuant to the Senior Credit Facility and its related documentation, (v) any encumbrance or restriction contained in contracts for sales of assets permitted by Section 1014 with respect to the assets to be sold pursuant to such contract and (vi) any encumbrance or restriction existing under any agreement that extends, renews, refinances or replaces the agreements containing the encumbrances or restrictions in the foregoing clauses (iii) and (iv); provided that the terms and conditions of any such encumbrances or restrictions are not materially less favorable to the Holders than those under or pursuant to the agreement so extended, renewed, refinanced or replaced.

          SECTION 1017.  Limitation on Sale and Leaseback Transactions.
                         ---------------------------------------------

          The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, enter into any Sale and Leaseback Transaction with respect to any property or assets (whether now owned or hereafter acquired), unless (i) the sale or transfer of such property or assets to be leased is treated as an Asset Sale and the Company complies with Section 1014 and (ii) the Company or such Restricted Subsidiary would be permitted to incur Indebtedness under

Section 1008 in the amount of the Capitalized Lease Obligations incurred in respect of such Sale and Leaseback Transaction; provided, however, that the Company and its Restricted Subsidiaries will not be required to comply with
Section 1017 with respect to the sale and leaseback of the Headquarters
Facility.

          SECTION 1018.  Limitation on Other Subordinated Indebtedness.
                         ---------------------------------------------

          Neither the Company nor any Restricted Subsidiary shall incur, create, assume, guarantee or in any other manner become directly or indirectly liable with respect to or responsible for, or permit to remain outstanding, any Indebtedness, other than the Exchange Debentures, that is subordinate or junior in right of payment to any Senior Subordinated Indebtedness unless such Indebtedness is also pari passu with, or subordinate in right of payment to, the Exchange Debentures pursuant to subordination provisions substantially similar to those contained in this Exchange Indenture.

          SECTION 1019.  Limitation on Unrestricted Subsidiaries.
                         ---------------------------------------

          The Company shall not make, and shall not permit any of its Restricted Subsidiaries to make, any Investments in Unrestricted Subsidiaries if, at the time thereof, the aggregate amount of such Investments would exceed the amount of Restricted Payments then permitted to be made pursuant to Section 1008. Any Investments in Unrestricted Subsidiaries permitted to be made pursuant to this
Section 1019 (i) shall be treated as the making of a Restricted Payment in calculating the amount of Restricted Payments made by the Company or a Restricted Subsidiary and (ii) may be made in cash or property.

          SECTION 1020.  Reports.
                         -------

          The Company shall file on a timely basis with the Commission, to the extent such filings are accepted by the Commission and whether or not the Company has a class of securities registered under the Exchange Act, the annual reports, quarterly reports and other documents that the Company would be required to file if it were subject to Section 13 or 15 of the Exchange Act. The Company shall also (a) file with the Debenture Trustee, and provide to each Holder of Exchange Debentures (at their respective addresses set forth in the Exchange Debenture Register), without cost to such Holder, copies of such reports and documents within 15 days after the date on which the Company files such reports and documents with the Commission or the date on which the Company would be required to file such reports and documents if the Company were so required, and (b) if filing such reports and documents with the Commission is not accepted by the Commission or is prohibited under the Exchange Act, supply at the Company's cost copies of such reports and documents to any prospective Holder promptly upon written request.

          Delivery of such reports, information and documents to the Debenture Trustee is for informational purposes only and the Debenture Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Debenture Trustee is entitled to rely exclusively on Officers' Certificates).

          SECTION 1021.  Waiver of Certain Covenants.
                         ---------------------------

          The Company and the Restricted Subsidiaries may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1007 to 1012, inclusive, and 1015 to 1019, inclusive, if before or after the time for such compliance the Holders of at least a majority in aggregate principal amount of all Outstanding Exchange Debentures affected by such term, provision or covenant, by Act of such Holders, waive such compliance in such instance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company, the Restricted Subsidiaries and the duties of the Debenture Trustee, as applicable, in respect of any such term, provision or condition shall remain in full force and effect.


                                ARTICLE ELEVEN

                       REDEMPTION OF EXCHANGE DEBENTURES

          SECTION 1101.  Redemption.
                         ----------

          The Exchange Debentures may or shall be, as the case may be, redeemed, as a whole or from time to time in part, subject to the conditions and the Redemption Prices specified in the form of Exchange Debenture, together with accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on relevant record dates to receive interest due on Interest Payment Date), on the Redemption Date.

          SECTION 1102.  Applicability of Article.
                         ------------------------

          Redemption of Exchange Debentures at the election of the Company or otherwise, as permitted or required by any provision of this Exchange Indenture, shall be made in accordance with the terms of such Exchange Debentures and in accordance with this Article Eleven.

          SECTION 1103.  Election to Redeem; Notice to Debenture Trustee.
                         -----------------------------------------------

          The election of the Company to redeem any Exchange Debentures pursuant to Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Debenture Trustee), notify the

Debenture Trustee of such Redemption Date and of the principal amount of Exchange Debentures to be redeemed and shall deliver to the Debenture Trustee such documentation and records as shall enable the Debenture Trustee to select the Exchange Debentures to be redeemed pursuant to Section 1104.

          SECTION 1104.  Selection by Debenture Trustee of Exchange Debentures
                         -----------------------------------------------------
to Be Redeemed.
--------------

          If less than all the Exchange Debentures are to be redeemed, the particular Exchange Debentures to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Debenture Trustee, from the Outstanding Exchange Debentures not previously called for redemption, in compliance with the requirements of the principal national securities exchange, if any, on which such Exchange Debentures are listed, or, if such Exchange Debentures are not so listed, on a pro rata basis, by lot or by such other method as the Debenture Trustee shall deem fair and appropriate (and in such manner as complies with applicable legal requirements) and which may provide for the selection for redemption of portions of the principal of Exchange Debentures; provided, however, that no such partial redemption shall reduce the portion of the principal amount of an Exchange Debenture not redeemed to less than $1,000.

          The Debenture Trustee shall promptly notify the Company in writing of the Exchange Debentures selected for redemption and, in the case of any Exchange Debentures selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Exchange Indenture, unless the context otherwise requires, all provisions relating to redemption of Exchange Debentures shall relate, in the case of any Exchange Debenture redeemed or to be redeemed only in part, to the portion of the principal amount of such Exchange Debenture which has been or is to be redeemed.

          SECTION 1105.  Notice of Redemption.
                         --------------------

          Notice of redemption shall be given in the manner provided for in
Section 106 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Exchange Debentures to be redeemed. The Debenture Trustee shall give notice of redemption in the Company's name and at the Company's expense; provided, however, that the Company shall deliver to the Debenture Trustee, at least 45 days prior to the Redemption Date, an Officers' Certificate requesting that the Debenture Trustee give such notice and setting forth the information to be stated in such notice as provided in the following items.

          All notices of redemption shall state:

          (1)  the Redemption Date,

          (2) the Redemption Price and the amount of accrued interest to the Redemption Date payable as provided in Section 1107, if any,

          (3) if less than all Outstanding Exchange Debentures are to be redeemed, the identification of the particular Exchange Debentures to be redeemed, as well as the aggregate principal amount of Exchange Debentures to be redeemed and the aggregate principal amount of Exchange Debentures to be outstanding after such partial redemption,

          (4) in case any Exchange Debenture is to be redeemed in part only, the notice which relates to such Exchange Debenture shall state that on and after the Redemption Date, upon surrender of such Exchange Debenture, the holder will receive, without charge, a new Exchange Debenture or Exchange Debentures of authorized denominations for the principal amount thereof remaining unredeemed,

          (5) that on the Redemption Date the Redemption Price (and accrued interest, if any, to the Redemption Date payable as provided in Section
     1107) will become due and payable upon each such Exchange Debenture, or the portion thereof, to be redeemed, and, unless the Company defaults in making the redemption payment, that interest on Exchange Debentures called for redemption (or the portion thereof) will cease to accrue on and after said date,

          (6) the place or places where such Exchange Debentures are to be surrendered for payment of the Redemption Price and accrued interest, if any,

          (7)  the name and address of the Paying Agent,

          (8) that Exchange Debentures called for redemption must be surrendered to the Paying Agent to collect the Redemption Price,

          (9) the CUSIP number, and that no representation is made as to the accuracy or correctness of the CUSIP number, if any, listed in such notice or printed on the Exchange Debentures, and

          (10) the paragraph of the Exchange Debentures pursuant to which the Exchange Debentures are to be redeemed.

          SECTION 1106.  Deposit of Redemption Price.
                         ---------------------------

          Prior to 10:00 A.M. on any Redemption Date, the Company shall deposit with the Debenture Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section
1003) an amount of money sufficient to pay the

Redemption Price of, and accrued interest on, all the Exchange Debentures which are to be redeemed on that date.

          SECTION 1107.  Exchange Debentures Payable on Redemption Date.
                         ----------------------------------------------

          Notice of redemption having been given as aforesaid, the Exchange Debentures so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Exchange Debentures shall cease to bear interest. Upon surrender of any such Exchange Debenture for redemption in accordance with said notice, such Exchange Debenture shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Exchange Debentures, or one or more Predecessor Exchange Debentures, registered as such at the close of business on the relevant Regular Record Date or Special Record Date, as the case may be, according to their terms and the provisions of Section 307.

          If any Exchange Debenture called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate of interest set forth in the Exchange Debenture.

          SECTION 1108.  Exchange Debentures Redeemed in Part.
                         ------------------------------------

          Any Exchange Debenture which is to be redeemed only in part (pursuant to the provisions of this Article) shall be surrendered at a Place of Payment therefor (with, if the Company or the Debenture Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Debenture Trustee duly executed by, the Holder thereof or such Holders attorney duly authorized in writing), and the Company shall execute, and the Debenture Trustee shall authenticate and deliver to the Holder of such Exchange Debenture without service charge, a new Exchange Debenture or Exchange Debentures, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Exchange Debenture so surrendered, provided, that each such new Exchange Debenture will be in a principal amount of $1,000 or integral multiple thereof.

                                ARTICLE TWELVE

                     SUBORDINATION OF EXCHANGE DEBENTURES

          SECTION 1201.  Exchange Debentures Subordinate to Senior Indebtedness
                         ------------------------------------------------------
and Senior Subordinated Indebtedness.
------------------------------------

          The Company covenants and agrees, and each Holder of a Exchange Debenture, by its acceptance thereof, likewise covenants and agrees, for the benefit of the holders, from time to time, of Senior Indebtedness and Senior Subordinated Indebtedness that, to the extent and in the manner hereinafter set forth in this Article, the Indebtedness represented by the Exchange Debentures and the payment of the principal of (and premium, if any) and interest on each and all of the Exchange Debentures are hereby expressly made subordinate and subject in right of payment as provided in this Article to the prior payment in full in cash or cash equivalents of all Senior Indebtedness and Senior Subordinated Indebtedness; provided, however, that the Exchange Debentures, the Indebtedness represented thereby and the payment of the principal of (and premium, if any) and interest on the Exchange Debentures in all respects shall rank equally with, or prior to, all existing and future senior subordinated indebtedness (including, without limitation, Indebtedness) of the Company that is subordinated to Senior Indebtedness or Senior Subordinated Indebtedness.

          SECTION 1202.  Payment Over of Proceeds upon Dissolution, Etc.
                         ----------------------------------------------

          In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relating to the Company or to its assets, or
(b) any liquidation, dissolution or other winding-up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or other marshalling of assets or liabilities of the Company (except in connection with the consolidation or merger of the Company or its liquidation or dissolution following the conveyance, transfer or lease of its properties and assets substantially as an entirety upon the terms and conditions described under Article Eight), then and in any event:

          (1) the holders of Senior Indebtedness and Senior Subordinated Indebtedness shall first be entitled to receive payment in full in cash or cash equivalents of all Senior Indebtedness and Senior Subordinated Indebtedness, or provision shall be made for such payment in full, before the Holders will be entitled to receive any payment or distribution of any kind or character (other than any payment or distribution in the form of equity securities or subordinated securities of the Company or any successor obligor that, in the case of any such subordinated securities, are subordinated in right of payment to all Senior Indebtedness and Senior Subordinated Indebtedness that may at the time be outstanding to at least the same extent as the Exchange Debentures are so subordinated as provided in this

     Indenture (such equity securities or subordinated securities hereinafter being "Permitted Junior Securities") and any payment made pursuant to Article Fourteen from monies or U.S. Government Obligations previously deposited with the Debenture Trustee) on account of principal of (or premium, if any) or interest on the Exchange Debentures or on account of the purchase or redemption or other acquisition of Exchange Debentures; and

          (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than a payment or distribution in the form of Permitted Junior Securities and any payment made pursuant to Article Fourteen from monies or U.S. Government Obligations previously deposited with the Debenture Trustee), by set-off or otherwise, to which the Holders or the Debenture Trustee would be entitled but for the provisions of this Indenture shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness and Senior Subordinated Indebtedness or their representative ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness and Senior Subordinated Indebtedness to the extent necessary to make payment in full of all Senior Indebtedness and Senior Subordinated Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness and Senior Subordinated Indebtedness.

          The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance, transfer or lease of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or lease such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions set forth in Article Eight.

          SECTION 1203.  Suspension of Payment When Designated Senior
                         --------------------------------------------
Indebtedness in Default.
-----------------------

          (a) Unless Section 1202 shall be applicable, upon the occurrence of a Payment Default, no payment or distribution of any assets of the Company of any kind or character, whether in cash, property or securities (other than Permitted Junior Securities and payments made pursuant to Article Fourteen from monies or U.S. Government Obligations previously deposited with the Debenture Trustee), shall be made by or on behalf of the Company on account of principal of (or premium, if any) or interest on the Exchange Debentures or on account of the purchase or redemption or other acquisition of Exchange Debentures unless and until such

Payment Default shall have been cured or waived in writing from the Agent Bank or any other representative of a holder of Designated Senior Indebtedness or shall have ceased to exist or such Designated Senior Indebtedness shall have been discharged or paid in full in cash or cash equivalents, after which the Company shall resume making any and all required payments in respect of the Exchange Debentures, including any missed payments.

          (b) Unless Section 1202 shall be applicable, upon (1) the occurrence of a Non-Payment Default and (2) receipt by the Debenture Trustee of written notice thereof from the Agent Bank or any other representative of a holder of Designated Senior Indebtedness, then no payment or distribution of any assets of the Company of any kind or character, whether in cash, property or securities (other than Permitted Junior Securities and payments made pursuant to Article Fourteen from monies or U.S. Government Obligations previously deposited with the Debenture Trustee), shall be made by or on behalf of the Company on account of any principal of (or premium, if any) or interest on the Exchange Debentures or on account of the purchase, redemption or other acquisition of Exchange Debentures for a period ("Payment Blockage Period") commencing on the date of receipt by the Debenture Trustee of written notice from the Agent Bank or such other representative and ending on the earliest of (i) 179 days thereafter (provided that any Designated Senior Indebtedness as to which notice was given shall not theretofore have been accelerated, in which case the provisions of paragraph (a) shall apply), (ii) the date on which such Non-Payment Default is cured, waived or ceases to exist or such Designated Senior Indebtedness is discharged or paid in full in cash or cash equivalents or (iii) the date on which such Payment Blockage Period shall have been terminated by written notice to the Debenture Trustee or the Company from the Agent Bank or such other representative initiating such Payment Blockage Period, after which the Company will resume making any and all required payments in respect of the Exchange Debentures, including any missed payments. In any event, not more than one Payment Blockage Period may be commenced during any period of 360 consecutive days. No event of default that existed or was continuing on the date of the commencement of any Payment Blockage Period will be, or can be, made the basis for the commencement of a subsequent Payment Blockage Period, unless such default has been cured or waived for a period of not less than 90 consecutive days subsequent to the commencement of such initial Payment Blockage Period. In no event will a Payment Blockage Period extend beyond 179 days.

          In the event that, notwithstanding the foregoing and the provisions of
Section 1202, any payments or distribution shall be made to the Debenture Trustee (and not paid over to the Holders of the Exchange Debentures) which is prohibited by the foregoing provisions of this Section and the provisions of
Section 1202, then and in such event such payment shall be paid over and delivered forthwith by the Debenture Trustee to the Agent Bank and any other representative of holders of Designated Senior Indebtedness, as their interests may appear, to the extent necessary to pay in full, in cash or cash equivalents all Designated Senior Indebtedness.

          SECTION 1204.  Payment Permitted if No Default.
                         -------------------------------

          Nothing contained in this Article or elsewhere in this Exchange Indenture or in any of the Exchange Debentures shall prevent the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in
Section 1202 or under the conditions described in Section 1203, from making payments at any time of principal of, and premium, if any, or interest on the Exchange Debentures.

          SECTION 1205.  Subrogation to Rights of Holders of Senior Indebtedness
                         -------------------------------------------------------
and Senior Subordinated Indebtedness.
------------------------------------

          Subject to the payment in full of all Senior Indebtedness and Senior Subordinated Indebtedness, the Holders of the Exchange Debentures shall be subrogated (equally and ratably with the holders of all Pari Passu Indebtedness of the Company) to the rights of the holders of such Senior Indebtedness and Senior Subordinated Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness and Senior Subordinated Indebtedness. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness and Senior Subordinated Indebtedness of any cash, property or securities to which the Holders of the Exchange Debentures or the Debenture Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness and Senior Subordinated Indebtedness by Holders of the Exchange Debentures or on their behalf or by the Debenture Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and Senior Subordinated Indebtedness, and the Holders of the Exchange Debentures, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness and Senior Subordinated Indebtedness; it being understood that the provisions of this Article are intended solely for the purpose of determining the relative rights of the Holders of the Exchange Debentures, on the one hand, and the holders of Senior Indebtedness and Senior Subordinated Indebtedness, on the other hand.

          SECTION 1206.  Provisions Solely to Define Relative Rights.
                         -------------------------------------------

          The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders on the one hand and the holders of Senior Indebtedness and Senior Subordinated Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Exchange Indenture or in the Exchange Debentures is intended to or shall (a) impair, as between the Company and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of (and premium, if any) and interest on the Exchange Debentures as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders and creditors of the Company other than their rights in relation to holders of Senior Indebtedness and Senior Subordinated Indebtedness; or (c) prevent the Debenture Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Exchange Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness and Senior Subordinated Indebtedness.

          SECTION 1207.  Debenture Trustee to Effectuate Subordination.
                         ---------------------------------------------

          Each Holder of an Exchange Debenture by its acceptance thereof authorizes and directs the Debenture Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Debenture Trustee his attorney-in-fact for any and all such purposes. If the Debenture Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in
Section 504 hereof at least 30 days before the expiration of the time to file such claim, the Agent Bank (if the Senior Credit Agreement is still outstanding) is hereby authorized to file an appropriate claim for and on behalf of the Holders of the Exchange Debentures.

          SECTION 1208.  No Waiver of Subordination Provisions.
                         -------------------------------------

          (a) No right of any present or future holder of any Senior Indebtedness or Senior Subordinated Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Exchange Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          (b) Without in any way limiting the generality of paragraph (a) of this Section, the holders of Senior Indebtedness and Senior Subordinated Indebtedness may, at any time and from time to time, without the consent of or notice to the Debenture Trustee or the Holders, without incurring responsibility to the Holders and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders to the holders of Senior Indebtedness or Senior Subordinated Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or Senior Subordinated Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness or Senior Subordinated Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness or Senior Subordinated Indebtedness; (3) release any Person liable in any manner for the collection of Senior Indebtedness or Senior Subordinated Indebtedness; and (4) exercise or refrain from exercising any rights against the Company and any other Person.

          SECTION 1209.  Distribution or Notice to Representative.
                         ----------------------------------------

          Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness and Senior Subordinated Indebtedness, the distribution may be made and the notice given to their Representative.

          Upon any payment or distribution of assets of the Company referred to in this Article Twelve, the Debenture Trustee and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other Person making any distribution to the Debenture Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and Senior Subordinated Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other acts pertinent thereto or to this Article Twelve.

          SECTION 1210.  Notice to Debenture Trustee.
                         ---------------------------

          (a) The Company shall give prompt written notice to the Debenture Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Debenture Trustee in respect of the Exchange Debentures. Notwithstanding the provisions of this Article or any other provision of this Exchange Indenture, the Debenture Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Debenture Trustee in respect of the Exchange Debentures, unless and until the Debenture Trustee shall have received written notice thereof from the Company, the Agent Bank or a holder of Senior Indebtedness or Senior Subordinated Indebtedness or from any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Debenture Trustee, subject to TIA Sections 315(a) through 315(d), shall be entitled in all respects to assume that no such facts exist; provided, however, that, if the Debenture Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of, and premium, if any, or interest on any Exchange Debenture), then, anything herein contained to the contrary notwithstanding, the Debenture Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

          (b) Subject to TIA Sections 315(a) through 315(d), the Debenture Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing itself to be a holder of Senior Indebtedness and Senior Subordinated Indebtedness (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a holder of Senior Indebtedness and Senior Subordinated Indebtedness (or a trustee, fiduciary or agent therefor).
In the event that the Debenture Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness and Senior Subordinated Indebtedness to participate in any payment or distribution pursuant to this Article, the Debenture Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Debenture Trustee as to the amount of Senior Indebtedness and Senior Subordinated Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article and, if such evidence is not furnished, the Debenture Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

          SECTION 1211.  Reliance on Judicial Order or Certificate of
                         --------------------------------------------
Liquidating Agent.
-----------------

          Upon any payment or distribution of assets of the Company referred to in this Article, the Debenture Trustee, subject to TIA Sections 315(a) through 315(d), and the Holders of the Exchange Debentures shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Debenture Trustee or to the Holders of Exchange Debentures, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article; provided that such court, trustee, receiver, custodian, assignee, agent or other Person has been apprised of, or the order, decree or certificate makes reference to, the provisions of this Article.

          SECTION 1212.  Rights of Debenture Trustee as a Holder of Senior
                         -------------------------------------------------
Indebtedness and Senior Subordinated Indebtedness; Preservation of Debenture
----------------------------------------------------------------------------
Trustee's Rights.
----------------

          The Debenture Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness and Senior Subordinated Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness and Senior Subordinated Indebtedness, and nothing in this Exchange Indenture shall deprive the Debenture Trustee of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Debenture Trustee under or pursuant to
Section 607.

          SECTION 1213.  Article Applicable to Paying Agents.
                         -----------------------------------

          In case at any time any Paying Agent other than the Debenture Trustee shall have been appointed by the Company and be then acting hereunder, the term "Debenture Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the

Debenture Trustee; provided, however, that Section 1212 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

          SECTION 1214.  No Suspension of Remedies.
                         -------------------------

          Nothing contained in this Article shall limit the right of the Debenture Trustee or the Holders of Exchange Debentures to take any action to accelerate the maturity of the Exchange Debentures pursuant to Article Five or to pursue any rights or remedies hereunder or under applicable law, except as provided in Article Five.

          SECTION 1215.  Trust Moneys Not Subordinated.
                         -----------------------------

          Notwithstanding anything contained herein to the contrary, payments from cash or the proceeds of U.S. Government Obligations held in trust under Article Fourteen hereof by the Debenture Trustee (or other qualifying trustee) and which were deposited in accordance with the terms of Article Fourteen hereof and not in violation of Section 1203 hereof for the payment of principal of (and premium, if any) and interest on the Exchange Debentures shall not be subordinated to the prior payment of any Senior Indebtedness or Senior Subordinated Indebtedness or subject to the restrictions set forth in this Article Twelve, and none of the Holders shall be obligated to pay over any such amount to the Company or any holder of Senior Indebtedness or Senior Subordinated Indebtedness or any other creditor of the Company.

          SECTION 1216.  Debenture Trustee Not Fiduciary for Holders of Senior
                         -----------------------------------------------------
Indebtedness or Senior Subordinated Indebtedness.
------------------------------------------------

          The Debenture Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness or Senior Subordinated Indebtedness and shall not be liable to any such holders if the Debenture Trustee shall mistakenly, in the absence of gross negligence or willful misconduct, pay over or distribute to Holders of Exchange Debentures or to the Company or to any other person cash, property or securities to which any holders of Senior Indebtedness or Senior Subordinated Indebtedness shall be entitled by virtue of this Article or otherwise. With respect to the holders of Senior Indebtedness and Senior Subordinated Indebtedness, the Debenture Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Debenture Trustee.

                               ARTICLE THIRTEEN

                                  GUARANTEES

          SECTION 1301.  Debenture Guarantees.
                         --------------------

          Each Subsidiary Debenture Guarantor hereby jointly and severally, absolutely, unconditionally and irrevocably guarantees the Exchange Debentures and obligations of the Company hereunder and thereunder, and guarantees to each Holder of an Exchange Debenture authenticated and delivered by the Debenture Trustee, and to the Debenture Trustee on behalf of such Holder, that: (a) the principal of (and premium, if any) and interest on the Exchange Debentures will be paid in full when due, whether at Stated Maturity, by acceleration or otherwise (including, without limitation, the amount that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy
Law), together with interest on the overdue principal, if any, and interest on any overdue interest, to the extent lawful, and all other obligations of the Company to the Holders or the Debenture Trustee hereunder or thereunder will be paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Exchange Debentures or of any such other obligations, the same will be paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise, subject, however, in the case of clauses (a) and (b) above, to the limitations set forth in Section 1305 hereof.

          Each Subsidiary Debenture Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Exchange Debentures or this Exchange Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Exchange Debentures with respect to any provisions hereof or thereof, any release of any other Subsidiary Debenture Guarantor, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

          Each Subsidiary Debenture Guarantor hereby waives (to the extent permitted by law) the benefits of diligence, presentment, demand for payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company or any other Person, protest, notice and all demands whatsoever and covenants that the Debenture Guarantee of such Subsidiary Debenture Guarantor shall not be discharged as to any Exchange Debenture except by complete performance of the obligations contained in such Exchange Debenture and such Debenture Guarantee. Each Subsidiary Debenture Guarantors acknowledges that the Debenture Guarantee is a guarantee of payment and not of collection. Each of the Subsidiary Debenture Guarantors hereby agrees that, in the event of a default in payment of principal (or premium, if any) or interest on such Exchange Debenture, whether at its Stated Maturity, by acceleration, purchase or otherwise, legal proceedings may be instituted by the Debenture Trustee on behalf of, or by, the Holder of such Exchange Debenture, subject to the terms and conditions set forth in this Exchange Indenture, directly against each of the Subsidiary Debenture Guarantors to enforce such Subsidiary Debenture Guarantor's Debenture Guarantee without first proceeding against the Company or any other Subsidiary Debenture Guarantor. Each Subsidiary Debenture Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Debenture Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Exchange Debentures, to collect interest on the Exchange Debentures, or to enforce or exercise any other right or remedy with respect to the Exchange Debentures, such Subsidiary Debenture Guarantor will pay to the Debenture Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Debenture Trustee or any of the Holders.

          If any Holder or the Debenture Trustee is required by any court or otherwise to return to the Company or any Subsidiary Debenture Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to either the Company or any Subsidiary Debenture Guarantor, any amount paid by any of them to the Debenture Trustee or such Holder, the Debenture Guarantee of each of the Subsidiary Debenture Guarantors, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Subsidiary Debenture Guarantor further agrees that, as between each Subsidiary Debenture Guarantor, on the one hand, and the Holders and the Debenture Trustee, on the other hand,
(x) subject to this Article Thirteen, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five hereof for the purposes of the Debenture Guarantee of such Subsidiary Debenture Guarantor, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article Five hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by each Subsidiary Debenture Guarantor for the purpose of the Debenture Guarantee of such Subsidiary Debenture Guarantor.

          Each Debenture Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Exchange Debentures are, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Exchange Debentures, whether as a "voidable preference", "fraudulent transfer" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Exchange Debentures shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          SECTION 1302.  Severability.
                         ------------

          In case any provision of any Debenture Guarantee shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 1303.  Restricted Subsidiaries.
                         -----------------------

          If the Company or any of its Restricted Subsidiaries acquires or forms a Restricted Subsidiary organized in the United States, the Company will cause any such Restricted Subsidiary (and any other Restricted Subsidiary as required pursuant to Section 1015) to (i) execute and deliver to the Debenture Trustee a supplemental indenture in accordance with the provisions of Article Nine of this Exchange Indenture pursuant to which such Restricted Subsidiary shall guarantee all of the obligations on the Exchange Debentures, whether for principal, premium, if any, interest (including interest accruing after the filing of, or which would have accrued but for the filing of, a petition by or against the Company under Bankruptcy Law, whether or not such interest is allowed as a claim after such filing in any proceeding under such law) and other amounts due in connection therewith (including any fees, expenses and indemnities), on a senior unsecured subordinated basis, and (ii) deliver to such Debenture Trustee an Opinion of Counsel reasonably satisfactory to such Debenture Trustee to the effect that such supplemental indenture has been duly executed and delivered by such Restricted Subsidiary and is in compliance with the terms of this Exchange Indenture. Upon the execution of any such supplemental indenture, the obligations of the Subsidiary Debenture Guarantors and any such Restricted Subsidiary under their respective Debenture Guarantees shall become joint and several and each reference to the "Subsidiary Debenture Guarantor" in this Indenture shall, subject to Section 1308, be deemed to refer to all Subsidiary Debenture Guarantors, including such Restricted Subsidiary.

          SECTION 1304.  Subordination of Debenture Guarantees.
                         -------------------------------------

          The Debenture Guarantee issued by any Subsidiary Debenture Guarantor will be unsecured subordinated obligations of such Subsidiary Debenture Guarantor, ranking pari passu with all other existing and future subordinated indebtedness of such Subsidiary Debenture Guarantor, if any. The Indebtedness evidenced by such Debenture Guarantee will be subordinated on the same basis to Debenture Guarantor Senior Indebtedness and Debenture Guarantor Senior Subordinated Indebtedness of such Subsidiary Debenture Guarantor as the Exchange Debentures are subordinated to Senior Indebtedness and Senior Subordinated Indebtedness under Article Twelve.

          SECTION 1305.  Limitation of Subsidiary Debenture Guarantors'
                         ----------------------------------------------
Liability.
---------

          Each Subsidiary Debenture Guarantor and by its acceptance hereof each Holder confirms that it is the intention of all such parties that the guarantee by each such Subsidiary

Debenture Guarantor pursuant to its Debenture Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law or the provisions of its local law relating to fraudulent transfer or conveyance. To effectuate the foregoing intention, the Holders and each such Subsidiary Debenture Guarantor hereby irrevocably agree that the obligations of such Subsidiary Debenture Guarantor under its Debenture Guarantee shall be limited to the maximum amount that will not, after giving effect to all other contingent and fixed liabilities of such Subsidiary Debenture Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Subsidiary Debenture Guarantor in respect of the obligations of such other Subsidiary Debenture Guarantor under its Debenture Guarantee or pursuant to Section 1305 hereof, result in the obligations of such Subsidiary Debenture Guarantor under its Debenture Guarantee constituting such fraudulent transfer or conveyance.

          SECTION 1306.  Contribution.
                         ------------

          In order to provide for just and equitable contribution among the Subsidiary Debenture Guarantors, the Subsidiary Debenture Guarantors agree, inter se, that in the event any payment or distribution is made by any Subsidiary Debenture Guarantor (a "Funding Guarantor") under a Debenture Guarantee, such Funding Guarantor shall be entitled to a contribution from all other Subsidiary Debenture Guarantors in a pro rata amount based on the Adjusted Net Assets (as defined below) of each Subsidiary Debenture Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding Guarantor in discharging the Company's obligations with respect to the Exchange Debentures or any other Subsidiary Debenture Guarantor's obligations with respect to the Debenture Guarantee of such Subsidiary Debenture Guarantor. "Adjusted Net Assets" of such Subsidiary Debenture Guarantor at any date shall mean the lesser of (x) the amount by which the fair value of the property of such Subsidiary Debenture Guarantor exceeds the total amount of liabilities, including, without limitation, contingent liabilities (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date), but excluding liabilities under the Debenture Guarantee of such Subsidiary Debenture Guarantor at such date and (y) the amount by which the present fair salable value of the assets of such Subsidiary Debenture Guarantor at such date exceeds the amount that will be required to pay the probable liability of such Subsidiary Debenture Guarantor on its debts (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date), excluding debt in respect of the Debenture Guarantee of such Subsidiary Debenture Guarantor, as they become absolute and matured.

          SECTION 1307.  Subrogation.
                         -----------

          Each Subsidiary Debenture Guarantor shall be subrogated to all rights of Holders against the Company in respect of any amounts paid by any Subsidiary Debenture Guarantor pursuant to the provisions of Section 1301; provided, however, that, if an Event of Default has occurred and is continuing, no Subsidiary Debenture Guarantor shall be entitled to enforce or receive any payments arising out of, or based upon, such right of subrogation until all amounts then due and payable by the Company under this Exchange Indenture or the Exchange Debentures shall have been paid in full.

          SECTION 1308.  Reinstatement.
                         -------------

          Each Subsidiary Debenture Guarantor hereby agrees (and each Person who becomes a Subsidiary Debenture Guarantor shall agree) that the Debenture Guarantee provided for in Section 1301 shall continue to be effective or be reinstated, as the case may be, if at any time, payment, or any part thereof, of any obligations or interest thereon is rescinded or must otherwise be restored by a Holder to the Company upon the bankruptcy or insolvency of the Company or any Subsidiary Debenture Guarantor.

          SECTION 1309.  Release of a Subsidiary Debenture Guarantor.
                         -------------------------------------------

          (a) If no Default exists or would exist under this Exchange Indenture, the Debenture Guarantee issued by any Subsidiary Debenture Guarantor under this Exchange Indenture shall be automatically and unconditionally released and discharged upon any sale, exchange or transfer to any Person not an Affiliate of the Company or a Restricted Subsidiary of all of the Company's Capital Stock in, or all or substantially all the assets of, such Subsidiary Debenture Guarantor (which sale, exchange or transfer is not prohibited by this Exchange Indenture).

          (b) Concurrently with the discharge of the Exchange Debentures under
Section 401, the defeasance of the Exchange Debentures under Section 1402 hereof, or the covenant defeasance of the Exchange Debentures under Section 1403 hereof, the Subsidiary Debenture Guarantors shall be released from all their obligations under their Debenture Guarantees under this Article Thirteen.

          SECTION 1309.  Benefits Acknowledged.
                         ---------------------

          Each Subsidiary Debenture Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Exchange Indenture and that its guarantee and waivers pursuant to its Debenture Guarantee are knowingly made in contemplation of such benefits.

                               ARTICLE FOURTEEN

                      DEFEASANCE AND COVENANT DEFEASANCE

          SECTION 1401.  Company's Option to Effect Defeasance or Covenant
                         -------------------------------------------------
Defeasance.
----------

          The Company may, at its option and at any time, effect defeasance of the Exchange Debentures under Section 1402, or covenant defeasance of the Exchange Debentures under Section 1403, in accordance with the terms of the Exchange Debentures and in accordance with this Article.

          SECTION 1402.  Defeasance and Discharge.
                         ------------------------

          Upon the Company's exercise under Section 1401 of the option applicable to this Section 1402, the Company and the Subsidiary Debenture Guarantors shall be deemed to have been discharged from their obligations with respect to the Outstanding Exchange Debentures and the Debenture Guarantees, respectively, on the date the conditions set forth in Section 1404 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company and the Subsidiary Debenture Guarantors shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Exchange Debentures, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1405 and the other Sections of this Exchange Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under the Exchange Debentures and this Exchange Indenture insofar as the Exchange Debentures are concerned (and the Debenture Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Outstanding Exchange Debentures to receive, solely from the trust fund described in Section 1404 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Exchange Debentures when such payments are due, (B) the Company's obligations with respect to such Exchange Debentures under Sections 304, 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Debenture Trustee hereunder, and the Company's obligations in connection therewith and (D) this Article Fourteen. Subject to compliance with this Article Fourteen, the Company may exercise its option under this
Section 1402 notwithstanding the prior exercise of its option under Section 1403 with respect to such Exchange Debentures.

          SECTION 1403.  Covenant Defeasance.
                         -------------------

          Upon the Company's exercise under Section 1401 of the option applicable to this Section 1403, the Company and the Subsidiary Debenture Guarantors shall be released from their obligations under Section 801, 802 and Sections 1008 through 1019 with respect to the Outstanding Exchange Debentures on and after the date the conditions set forth in Section 1404 are satisfied (hereinafter, "covenant defeasance"), and such Exchange Debentures shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Exchange Debentures, the Company and any Subsidiary Debenture Guarantor, as applicable, may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501(3) or 501(4) or otherwise, as the case may be, but, except as specified above, the remainder of this Exchange Indenture and such Exchange Debentures shall be unaffected thereby.

          SECTION 1404.  Conditions to Defeasance or Covenant Defeasance.
                         -----------------------------------------------

          The following shall be the conditions to application of either Section 1402 or Section 1403 to the Outstanding Exchange Debentures:

          (1) The Company shall irrevocably have deposited or caused to be deposited with the Debenture Trustee (or another trustee satisfying the requirements of Section 608 who shall agree to comply with the provisions of this Article Fourteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Exchange Debentures, (A) an amount in cash, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal (including any premium) and interest, if any, on such Exchange Debentures, money in an amount, or (C) a combination thereof, in each case in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Debenture Trustee, to pay and discharge, and which shall be applied by the Debenture Trustee (or other qualifying trustee) to pay and discharge, the principal of (and premium, if any, on) and interest on such Outstanding Exchange Debentures on the Stated Maturity of such principal (and premium, if any) or installment of interest; provided that the Debenture Trustee (or such qualifying trustee) shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to such Exchange Debentures.

          (2) No Default or Event of Default with respect to such Exchange Debentures shall have occurred and be continuing on the date of such deposit or, insofar as paragraphs (8) and (9) of Section 501 are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

          (3) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any material agreement to which the Company or any Subsidiary Debenture Guarantor is a party or by which it is bound.

          (4) In the case of an election under Section 1402, the Company shall have delivered to the Debenture Trustee an Opinion of Counsel stating that
     (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the Issuance Date, there has been a change in the applicable federal income tax law or interpretation of such federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the Outstanding Exchange Debentures will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

          (5) In the case of an election under Section 1403, the Company shall have delivered to the Debenture Trustee an Opinion of Counsel to the effect that the Holders of such Exchange Debentures will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

          (6) In the case of defeasance under Section 1402 or covenant defeasance under Section 1403, the Company shall have delivered to the Debenture Trustee an Opinion of Counsel to the effect that (A) the trust funds will not be subject to any rights of holders of Senior Indebtedness or Senior Subordinated Indebtedness under Article Twelve hereof, and (B) after the 91st day following the deposit or after the date such opinion is delivered, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

          (7) The Company shall have delivered to the Debenture Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the holders of the Exchange Debentures or any Debenture Guarantee over the other creditors of either the Company or any Subsidiary Debenture Guarantor with the intent of hindering, delaying or defrauding creditors of either the Company or any Subsidiary Debenture Guarantor.

          (8) The Company shall have delivered to the Debenture Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under
     Section 1402 or the covenant defeasance under Section 1403, as the case may be, have been complied with.

          SECTION 1405.  Deposited Money and Government Obligations to Be Held
                         -----------------------------------------------------
in Trust; Other Miscellaneous Provisions.
----------------------------------------

          Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Debenture Trustee (or other qualifying trustee, collectively for purposes of this Section 1405, the "Debenture Trustee") pursuant to Sections 1404 and 1406 in respect of such Outstanding Exchange Debentures shall be held in trust and applied by the Debenture Trustee, in accordance with the provisions of such Exchange Debentures and this Exchange Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Debenture Trustee may determine, to the Holders of such Exchange Debentures of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law. Money and U.S. Government Obligations so held in trust are not subject to Article Twelve.

          The Company shall pay and indemnify the Debenture Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1404 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Exchange Debentures.

          Anything in this Article Fourteen to the contrary notwithstanding, the Debenture Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations (or other property and any proceeds therefrom) held by it as provided in Section 1404 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Debenture Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article.

          SECTION 1406.  Reinstatement.
                         -------------

          If the Debenture Trustee or any Paying Agent is unable to apply any money in accordance with Section 1405 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Exchange Indenture and such Exchange Debentures shall be revived and reinstated as though no deposit had occurred pursuant to Section 1402 or 1403, as the case may be, until such time as the Debenture Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1405; provided, however, that if the Company makes any payment of principal of (or premium, if any) or interest on any such Exchange Debenture following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Exchange Debentures to receive such payment from the money held by the Debenture Trustee or Paying Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Exchange Indenture to be duly executed as of the day and year first above written.

                                   TUESDAY MORNING CORPORATION


                                   By:_________________________________________
                                      Name:  Mark E. Jarvis
                                      Title: Senior Vice President, Chief
                                             Financial Officer and Secretary


                                   TMI HOLDINGS, INC.


                                   By:_________________________________________
                                      Name:  Alan L. Oppenheimer
                                      Title: Senior Vice President, Secretary
                                             and Treasurer


                                   TUESDAY MORNING, INC.


                                   By:_________________________________________
                                      Name:  Mark E. Jarvis
                                      Title: Senior Vice President, Chief
                                             Financial Officer and Secretary


                                   FRIDAY MORNING, INC.


                                   By:________________________________________
                                      Name:  Jerry M. Smith
                                      Title: President and Chief Operating
                                             Officer


                                   TMIL CORPORATION


                                   By:_________________________________________
                                      Name:  Alan L. Oppenheimer
                                      Title: Senior Vice President, Secretary
                                             and Treasurer

                                   United States Trust Company of New York, as Debenture Trustee


                                   By:_________________________________________
                                       Name:
                                       Title:

                                                                       Exhibit A
                                                                       ---------
                         [FACE OF EXCHANGE DEBENTURE]

                          TUESDAY MORNING CORPORATION

        13 1/4% [Series B]/1/ Subordinated Exchange Debentures due 2009

No.__________
     CUSIP No.__________________________________________________________________
                                                                    $ __________

          TUESDAY MORNING CORPORATION, a Delaware corporation (the "Company",
                                                                    -------
which term includes any successor Person under the Exchange Indenture hereinafter referred to), for value received, promises to pay to ___________, or its registered assigns, the principal sum of ___________________________________ Dollars ($___________), on December 15, 2009.



          [Interest Rate:           13 1/4% per annum.]/1/
          Interest Payment Dates:   March 15, June 15, September 15 and December
                                    15 of each year commencing on the first such
                                    date after the Exchange Date.
          Regular Record Dates:     March 1, June 1, September 1 and December 1
                                    of each year.

          Reference is hereby made to the further provisions of this Exchange Debenture set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

___________________
/1/  Include only for New Exchange Debentures.

          IN WITNESS WHEREOF, the Company has caused this Exchange Debenture to be signed manually or by facsimile by its duly authorized officers.

Date:________________              TUESDAY MORNING CORPORATION


                                   By:  _______________________
                                        Name:
                                        Title:

          (Form of Debenture Trustee's Certificate of Authentication)



This is one of the 13 1/4% [Series B]/2/ Subordinated Exchange Debentures due 2009 referred to in the within-mentioned Exchange Indenture.


                                   United States Trust Company of New York, as Debenture Trustee


Dated: __________                  By:  _________________________
                                        Authorized Signatory


___________________
/2/  Include only for New Exchange Debenture.

                     [REVERSE SIDE OF EXCHANGE DEBENTURE]

                          TUESDAY MORNING CORPORATION

        13 1/4% [Series B]/1/ Subordinated Exchange Debentures due 2009


1.   Principal and Interest; Subordination.
     -------------------------------------

          The Company will pay the principal of this Exchange Debenture on December 15, 2009.

          The Company promises to pay interest on the principal amount of this Exchange Debenture on each Interest Payment Date, as set forth below, at the rate of 13 1/4% per annum [(subject to adjustment as provided below)]/2/ [except that interest accrued on this Exchange Debenture pursuant to the fourth paragraph of this Section 1 for periods prior to the applicable Exchange Date (as such term is defined in the Registration Rights Agreement referred to below) will accrue at the rate or rates borne by the Exchange Debentures from time to time during such periods]./1/

          Interest will be payable quarterly (to the Holders of record of the Exchange Debentures (or any Predecessor Exchange Debentures) at the close of business on the March 1, June 1, September 1 or December 1 immediately preceding the Interest Payment Date) on each Interest Payment Date, commencing on the first such date after the Exchange Date.

          [The Holder of this Exchange Debenture is entitled to the benefits of the Registration Rights Agreement, dated December 29, 1997, among the Company, the Subsidiary Debenture Guarantors and the Initial Purchaser named therein (the "Registration Rights Agreement"). In the event that either (a) the Exchange Offer Registration Statement (as such term is defined in the Registration Rights Agreement) is not filed with the Securities and Exchange Commission on or prior to the 45th calendar day following the date of original issue of the Exchange Debentures, (b) the Exchange Offer Registration Statement (as such term is defined in the Registration Rights Agreement) has not been declared effective on or prior to the 120th calendar day following the date of original issue of the Exchange Debentures or (c) the Exchange Offer is not consummated or a Shelf Registration Statement (as such terms are defined in the Registration Rights Agreement) is not declared effective on or prior to the 150th calendar day following the Issuance Date, the interest rate borne by this Exchange Debenture shall be increased by one-quarter of one percent per annum following such 45-day period in the case of (a) above, following such 120-day period in the case of
(b) above or following such 150-day period in the case of (c) above, which rate will be increased by an additional one-quarter of one

_____________________
     /1/  Include only for New Exchange Debenture.

     /2/  Include only for Initial Exchange Debenture.

percent per annum for each 90-day period that any additional interest continues to accrue; provided that the aggregate increase in such annual interest rate shall in no event exceed one percent. Upon (x) the filing of the Exchange Offer Registration Statement after the 45-day period described in clause (a) above,
(y) the effectiveness of the Exchange Offer Registration Statement after the 120-day period described in clause (b) above or (z) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, after the 150-day period described in clause (c) above, the interest rate borne by this Exchange Debenture from the date of such filing, effectiveness or the consummation, as the case may be, will be reduced to the interest rate set forth above; provided, however, that, if after any such reduction in interest rate, a different event specified in clause (a), (b) or
(c) above occurs, the interest rate may again be increased pursuant to the foregoing provisions.]/1/

          Interest on this Exchange Debenture will accrue from the most recent date to which interest has been paid [on this Exchange Debenture or the Exchange Debenture surrendered in exchange herefor]/2/ or, if no interest has been paid, from the Exchange Date; provided that, if there is no existing default in the payment of interest and if this Exchange Debenture is authenticated between a Regular Record Date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such Interest Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          The Company shall pay interest on overdue principal and premium, if any, and interest on overdue installments of interest, to the extent lawful, at a rate per annum equal to the rate of interest applicable to the Exchange Debentures.

          The indebtedness evidenced by the Exchange Debentures is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness and Senior Subordinated Indebtedness, and this Exchange Debenture is issued subject to such provisions. Each Holder of this Exchange Debenture, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Debenture Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Debenture Trustee its attorney-in-fact for such purpose.

2.   Method of Payment.
     -----------------

          The Company will pay interest (except defaulted interest) on the principal amount of the Exchange Debentures on each March 15, June 15, September 15 and December 15 to the Persons who are Holders (as reflected in the Exchange Debenture Register at the close of business on the March 1, June 1, September 1 and December 1 immediately preceding the Interest Payment Date), in each case, even if the Exchange Debenture is cancelled on


___________________
/1/  Include only for Initial Exchange Debenture.

/2/ Include only for New Exchange Debenture registration of transfer or registration of exchange after such Regular Record Date; provided that, with respect to the payment of principal, the Company will make payment to the Holder that surrenders this Exchange Debenture to any Paying Agent on or after December 15, 2009.

          On or prior to December 15, 2002, interest is payable in additional Exchange Debentures having an aggregate principal amount equal to the amount of such interest, or, at the option of the Company, in cash. Thereafter, all interest will be payable only in cash.

          The Company will pay principal (premium, if any) and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal (premium, if any) and interest by its check payable in such money. The Company may pay interest on the Exchange Debentures either (a) by mailing a check (or, if Exchange Debentures have been issued as payment of interest in lieu of monies, by such Exchange Debentures) for such interest to a Holder's registered address (as reflected in the Exchange Debenture Register) or (b) by wire transfer to an account located in the United States maintained by the payee. If a payment date is a date other than a Business Day at a Place of Payment, payment may be made at that place on the next succeeding day that is a Business Day and no interest shall accrue for the intervening period.

3.   Paying Agent and Registrar.
     --------------------------

          Initially, the Debenture Trustee will act as Paying Agent and Debenture Registrar. The Company may change any Paying Agent or Debenture Registrar upon written notice thereto. The Company, any Subsidiary or any Affiliate of any of them may act as Paying Agent, Debenture Registrar or co-registrar.

4.   Exchange Indenture; Limitations.
     -------------------------------

          The Exchange Debentures may be issued under an Exchange Indenture dated as of December 29, 1997 (the "Exchange Indenture"), among the Company, the Subsidiary Debenture Guarantors and United States Trust Company of New York, as trustee (the "Debenture Trustee"). Capitalized terms herein are used as defined in the Exchange Indenture unless otherwise indicated. The terms of the Exchange Debentures include those stated in the Exchange Indenture and those made part of the Exchange Indenture by reference to the Trust Indenture Act. The Exchange Debentures are subject to all such terms, and Holders are referred to the Exchange Indenture and the Trust Indenture Act for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Exchange Debenture and the terms of the Exchange Indenture, the terms of the Exchange Indenture shall control.

          The Exchange Indenture limits the aggregate principal amount of the Exchange Debentures to $50,000,000.

5.   Redemption.
     ----------

          Optional Redemption.  The Exchange Debentures may be redeemed at the
          -------------------
option of the Company, in whole or in part, at any time and from time to time on or after December 15, 2002, at the following Redemption Prices (expressed in percentages of principal amount), plus accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date), if redeemed during the 12-month period beginning December 15 of each of the years set forth below:

                                             Redemption
          Year                                   Price
          ----                               ----------
          2002............................... 109.938%
          2003............................... 106.625%
          2004............................... 103.313%
          2005 and thereafter................ 100.000%

          In addition to the optional redemption of the Exchange Debentures in accordance with the provisions of the preceding paragraph, at any time prior to December 15, 2001, the Company may redeem for cash all, but not less than all, of the Outstanding Exchange Debentures originally issued under the Exchange Indenture within 20 days of a Public Equity Offering with the net proceeds of such offering at a redemption price equal to 113.25% of the principal amount thereof, together with accrued and unpaid interest, if any, to the Redemption Date (subject to the right of holders of record on relevant record dates to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date).

          If less than all the Notes are to be redeemed pursuant to the first paragraph, the Trustee shall select the Notes or portions thereof to be redeemed in compliance with the requirements of the principal national securities exchange, if any, on which the Notes being redeemed are listed, or if the Notes are not so listed, on a pro rata basis, by lot or by such other method the Trustee shall deem fair and appropriate; provided that no such partial redemption shall reduce the portion of the principal amount of a Note not redeemed to less than $1,000.

          Notice of a redemption will be mailed, first-class postage prepaid, at least 30 days but not more than 60 days before the Redemption Date to each Holder to be redeemed at such Holder's last address as it appears in the Exchange Debenture Register. Exchange Debentures in original denominations larger than $1,000 may be redeemed in part in integral multiples of $1,000. On and after the Redemption Date, interest ceases to accrue on Exchange Debentures or portions of Exchange Debentures called for redemption, unless the Company defaults in the payment of the Redemption Price.

6.   Repurchase upon a Change in Control and Asset Sales.
     ---------------------------------------------------

          Upon the occurrence of (a) a Change in Control, the Holders of the Exchange Debentures will have the right to require that the Company purchase such Holders outstanding Exchange Debentures, in whole or in part, at a price of 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase and (b) Asset Sales, the Company may be obligated to make offers to purchase Exchange Debentures with a portion of the Net Cash Proceeds of such Asset Sales at a redemption price of 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase.

7.   Denominations; Transfer; Exchange.
     ---------------------------------

          The Exchange Debentures are in registered form without coupons, in denominations of $1,000 and multiples of $1,000 in excess thereof. A Holder may register the transfer or exchange of Exchange Debentures in accordance with the Exchange Indenture. The Exchange Debenture Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Exchange Indenture. The Exchange Debenture Registrar need not register the transfer or exchange of any Exchange Debentures selected for redemption (except the unredeemed portion of any Exchange Debenture being redeemed in part).

8.   Persons Deemed Owners.
     ---------------------

          A Holder may be treated as the owner of an Exchange Debenture for all purposes.

9.   Unclaimed Money.
     ---------------

          If money for the payment of principal (premium, if any) or interest remains unclaimed for two years, the Debenture Trustee and the Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to the money must look to the Company for payment, unless an abandoned property law designates another Person, and all liability of the Debenture Trustee and such Paying Agent with respect to such money shall cease.

10.  Discharge Prior to Redemption or Maturity.
     -----------------------------------------

          If the Company irrevocably deposits, or causes to be deposited, with the Debenture Trustee money or U.S. Government Obligations sufficient to pay the then outstanding principal of (premium, if any) and accrued interest on the Exchange Debentures (a) redemption or maturity, the Company will be discharged from the Exchange Indenture and the Exchange Debentures, except in certain circumstances for certain sections thereof, and (b) to the Stated Maturity, the Company will be discharged from certain covenants set forth in the Exchange Indenture.

11.  Amendment; Supplement; Waiver.
     -----------------------------

          Subject to certain exceptions, the Exchange Indenture or the Exchange Debentures may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the Exchange Debentures then outstanding, and any existing default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Exchange Debentures then outstanding. Without notice to or the consent of any Holder, the parties thereto may amend or supplement the Exchange Indenture or the Exchange Debentures to, among other things, cure any ambiguity, defect or inconsistency and make any change that does not adversely affect the rights of any Holder.

12.  Restrictive Covenants.
     ---------------------

          The Exchange Indenture contains certain covenants, including, without limitation, covenants with respect to the following matters: (i) Indebtedness;
(ii) Restricted Payments; (iii) issuances and sales of Capital Stock of Restricted Subsidiaries; (iv) transactions with Affiliates; (v) Liens; (vi) purchase of Exchange Debentures upon a Change of Control; (vii) disposition of proceeds of Asset Sales; (viii) guarantees of Indebtedness by Restricted Subsidiaries; (ix) dividend and other payment restrictions affecting Restricted Subsidiaries; (x) merger and certain transfers of assets; and (xi) limitation on Unrestricted Subsidiaries. Within 120 days after the end of each fiscal year and within 45 days after each fiscal quarter, the Company must report to the Debenture Trustee on compliance with such limitations.

13.  Successor Persons.
     -----------------

          When a successor person or other entity assumes all the obligations of its predecessor under the Exchange Debentures and the Exchange Indenture, the predecessor person will be released from those obligations.

14.  Remedies for Events of Default.
     ------------------------------

          If an Event of Default, as defined in the Exchange Indenture, occurs and is continuing, the Debenture Trustee or the Holders of not less than 25% in aggregate principal amount of the Exchange Debentures then outstanding may declare all the Exchange Debentures to be immediately due and payable; provided that so long as the Senior Credit Agreement shall be in full force and effect, if an Event of Default shall have occurred and be continuing (other than with respect to certain bankruptcy or insolvency defaults with respect to the Company), any such acceleration shall not be effective until the earlier to occur of (x) five Business Days following delivery of a written notice of such acceleration of the Exchange Debentures to the Agent Bank under the Senior Credit Agreement and (y) the acceleration of any indebtedness under the Senior Credit Agreement. If a bankruptcy or insolvency default with respect to the Company or any of its Significant Subsidiaries occurs and is continuing, the Exchange Debentures automatically become immediately due and payable. Holders may not enforce the Exchange Indenture or the Exchange Debentures except as provided in the Exchange Indenture. The Debenture Trustee may require indemnity satisfactory to it before it enforces the Exchange Indenture or the Exchange

Debentures. Subject to certain limitations, Holders of at least a majority in aggregate principal amount of the Exchange Debentures then outstanding may direct the Debenture Trustee in its exercise of any trust or power.

15.  Debenture Guarantees.
     --------------------

          The Company's obligations under the Exchange Debentures are fully, irrevocably and unconditionally guaranteed on a subordinated unsecured basis, to the extent set forth in the Exchange Indenture, by each of the Subsidiary Debenture Guarantors.

16.  Debenture Trustee Dealings with Company.
     ---------------------------------------

          The Debenture Trustee under the Exchange Indenture, in its individual or any other capacity, may become the owner or pledgee of Exchange Debentures and may make loans to, accept deposits from, perform services for, and otherwise deal with, the Company and its Affiliates as if it were not the Debenture Trustee.

17.  Authentication.
     --------------

          This Exchange Debenture shall not be valid until the Debenture Trustee signs the certificate of authentication on the other side of this Exchange Debenture.

18.  Abbreviations.
     -------------

          Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

          The Company will furnish to any Holder upon written request and without charge a copy of the Exchange Indenture. Requests may be made to Tuesday Morning Corporation, 14621 Inwood Road, Dallas, Texas 75244, Attention:
Chief Financial Officer.

                           [FORM OF TRANSFER NOTICE]


          FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.
----------------------------------

________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including zip code of assignee)

________________________________________________________________________________
the within Exchange Debenture and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________________________________________________
attorney to transfer such Exchange Debenture on the books of the Company with full power of substitution in the premises.

                    [THE FOLLOWING PROVISION TO BE INCLUDED
                              ON ALL CERTIFICATES
                      EXCEPT PERMANENT OFFSHORE PHYSICAL
                                 CERTIFICATES]


          In connection with any transfer of this Exchange Debenture occurring prior to the date which is the earlier of the date of an effective Registration Statement or July 9, 1999, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                  [Check One]
                                  ---------

[_] (a) this Exchange Debenture is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                      or
                                      --

[_] (b) this Exchange Debenture is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Exchange Debenture and the Exchange Indenture.

If none of the foregoing boxes is checked, the Debenture Trustee or other Debenture Registrar shall not be obligated to register this Exchange Debenture in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Sections 311 and 312 of the Exchange Indenture shall have been satisfied.


Date:_________________________

                                    _________________________________________
                                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.


Signature Guarantee:_________________________________


TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

          Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Exchange Debenture Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Exchange Debenture Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

          The undersigned represents and warrants that it is purchasing this Exchange Debenture for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:_______________________       ________________________________________
                                    NOTICE:   To be executed by an executive
                                              officer

                      OPTION OF HOLDER TO ELECT PURCHASE


          If you wish to have this Exchange Debenture purchased by the Company pursuant to Section 1013 or Section 1014 of the Exchange Indenture, check the
Box:  [_].

          If you wish to have a portion of this Exchange Debenture purchased by the Company pursuant to Section 1013 or Section 1014 of the Exchange Indenture, state the amount (in original principal amount) below:


                     $_____________________.


Date:________________________

Your Signature:______________

(Sign exactly as your name appears on the other side of this Exchange Debenture)

Signature Guarantee:_______________________

          Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Exchange Debenture Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Exchange Debenture Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                  SCHEDULE A


                 Indebtedness of the Company or any Restricted
                  Subsidiary Outstanding on the Issuance Date
                 ---------------------------------------------


Indebtedness under Pacific Atlantic Systems Leasing, Inc. Capital Lease outstanding as of the Closing Date (monthly payment: $20,928.65).

Real Estate mortgages with Compass Bank outstanding as of the Closing Date.